INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                               FEBRUARY 12, 2006.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $3,859,741,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                      CLASSES A-1, A-2, A-3, A-PB, A-4CPI,
                      A-4, A-1A, A-M, A-J, B, C, D, E AND F

--------------------------------------------------------------------------------
                                 SERIES 2006-C23
--------------------------------------------------------------------------------

                                FEBRUARY 12, 2006

                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

[WACHOVIA SECURITIES LOGO]                                         [NOMURA LOGO]

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED FEBRUARY 13,
     2006.

ISSUE TYPE                       Sequential pay REMIC. Class A-1, Class A-2,
                                 Class A-3, Class A-PB, Class A-4CPI, Class A-4,
                                 Class A-1A, Class A-M, Class A-J, Class B,
                                 Class C, Class D, Class E and Class F
                                 Certificates (the "Offered Certificates") are
                                 offered publicly. All other Certificates will
                                 be privately placed to qualified institutional
                                 buyers or to institutional accredited
                                 investors.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-Off Date, which is March
                                 11, 2006, with respect to 290 Mortgage Loans,
                                 March 1, 2006, with respect to 4 Mortgage
                                 Loans, March 5, 2006, with respect to 1
                                 Mortgage Loan and March 6, 2006, with respect
                                 to 10 Mortgage Loans. All percentages presented
                                 herein are approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 305 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 principal balance as of the Cut-Off Date of
                                 $4,229,853,337 (the "Cut-Off Date Pool
                                 Balance"), subject to a variance of plus or
                                 minus 5%. The Mortgage Loans are secured by 344
                                 properties (the "Mortgaged Properties") located
                                 throughout 42 states and the District of
                                 Columbia. The Mortgage Pool will be deemed to
                                 consist of 2 loan groups ("Loan Group 1" and
                                 "Loan Group 2", and collectively, the "Loan
                                 Groups"). Loan Group 1 will consist of (i) all
                                 of the Mortgage Loans that are not secured by
                                 Mortgaged Properties that are multifamily
                                 properties and mobile home park properties,
                                 (ii) 9 Mortgage Loans that are secured by
                                 multifamily properties, and (iii) 4 Mortgage
                                 Loans that are secured by mobile home park
                                 properties. Loan Group 1 is expected to consist
                                 of 234 Mortgage Loans, with an aggregate
                                 principal balance as of the Cut-Off Date of
                                 $3,607,607,392 (the "Cut-Off Date Group 1
                                 Balance"). Loan Group 2 will consist of 68
                                 Mortgage Loans that are secured by multifamily
                                 properties and 3 Mortgage Loans that are
                                 secured by mobile home park properties, with an
                                 aggregate principal balance as of the Cut-Off
                                 Date of $622,245,945 (the "Cut-Off Date Group 2
                                 Balance", and collectively with the Cut-Off
                                 Date Group 1 Balance, the "Cut-Off Date Pool
                                 Balance").

DEPOSITOR                        Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS            Wachovia Bank, National Association
   AND SPONSORS                  ("Wachovia"), Nomura Credit & Capital, Inc.
                                 ("Nomura") and Artesia Mortgage Capital
                                 Corporation ("Artesia").

                                                                        NUMBER OF      AGGREGATE     PERCENTAGE OF
                                                                         MORTGAGE    CUT-OFF DATE     CUT-OFF DATE
                                 MORTGAGE LOAN SELLER                     LOANS         BALANCE       POOL BALANCE
                                 ------------------------------------   ---------   --------------   -------------

                                 Wachovia Bank, National Association       139      $2,903,975,599        68.7%
                                 Nomura Credit & Capital, Inc.              87         897,448,309        21.2
                                 Artesia Mortgage Capital Corporation       79         428,429,428        10.1
                                                                           ---      --------------       -----
                                                                           305      $4,229,853,337       100.0%
                                                                           ===      ==============       =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

UNDERWRITERS                     Wachovia Capital Markets, LLC, Nomura
                                 Securities International, Inc., Banc of America
                                 Securities LLC, Deutsche Bank Securities Inc.,
                                 Goldman, Sachs & Co. and J.P. Morgan Securities
                                 Inc. It is intended that Wachovia Securities
                                 International Limited will act as a member of
                                 the selling group on behalf of Wachovia Capital
                                 Markets, LLC and may sell Offered Certificates
                                 on behalf of Wachovia Capital Markets, LLC in
                                 certain jurisdictions.

TRUSTEE                          Wells Fargo Bank, N.A.

MASTER SERVICER                  Wachovia Bank, National Association

SPECIAL SERVICER                 LNR Partners, Inc.

SWAP COUNTERPARTY                Wachovia Bank, National Association

RATING AGENCIES                  Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc. ("S&P") and
                                 Moody's Investors Service, Inc. ("Moody's")

DENOMINATIONS                    $10,000 minimum for Offered Certificates.

CLOSING DATE                     On or about March 7, 2006.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The fourth business day following the related
                                 Determination Date, commencing in April 2006.

DETERMINATION DATE               The 11th day of each month, or if such 11th day
                                 is not a business day, the next succeeding
                                 business day, commencing, with respect to the
                                 Offered Certificates, in April 2006.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance of such Class. The fixed
                                 interest payments on the Class A-4CPI Regular
                                 Interest will be converted under the Swap
                                 Contract to floating rate interest payments to
                                 the Class A-4CPI Certificates, as described in
                                 the Prospectus Supplement. Interest will be
                                 distributed on each Distribution Date in
                                 sequential order of Class designations with the
                                 Class A-1, Class A-2, Class A-3, Class A-PB,
                                 Class A-4CPI, Class A-4, Class A-1A, Class X-C
                                 and Class X-P Certificates ranking pari passu
                                 in entitlement to interest.

                                 The Offered Certificates and the Class A-4CPI
                                 Regular Interest will accrue interest on the
                                 basis of a 360-day year consisting of twelve
                                 30-day months; provided, however, that with
                                 respect to the initial interest accrual period,
                                 the Class A-4CPI Certificates will accrue
                                 interest from the Closing Date up to, but not
                                 including, the 11th day of the month in which
                                 such first Distribution Date occurs.

                                 The interest accrual period, with respect to
                                 any Distribution Date and any Class of Offered
                                 Certificates (other than the Class A-4CPI
                                 Certificates) and the Class A-4CPI Regular
                                 Interest, is the calendar month preceding the
                                 month in which the Distribution Date occurs.
                                 The interest accrual period with respect to the
                                 Class A-4CPI Certificates is the period from
                                 and including the 11th day of the month
                                 preceding the month in which the related
                                 Distribution Date occurs (or, in the case of
                                 the first Distribution Date, the Closing Date)
                                 to but excluding the 11th day of the month in
                                 which such Distribution Date occurs.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INDEX DEFINITION FOR CLASS       The Class A-4CPI Certificates will accrue
   A-4CPI CERTIFICATES           interest based on the CPI Index Rate. The term
                                 "CPI Index Rate" means, with respect to the
                                 Class A-4CPI Certificates and each Interest
                                 Accrual Period for those Certificates, the rate
                                 equal to (a)(1) the Reference CPI for the third
                                 calendar month preceding the related
                                 Distribution Date, minus (2) the Reference CPI
                                 for the fifteenth calendar month preceding the
                                 related Distribution Date, divided by (b) the
                                 Reference CPI for the fifteenth calendar month
                                 preceding the related Distribution Date.

REFERENCE CPI                    The term "Reference CPI" means, with respect to
                                 the Class A-4CPI Certificates and each Interest
                                 Accrual Period for those Certificates, the U.S.
                                 City Average Consumer Price Index for All Urban
                                 Consumers, not subject to revisions or seasonal
                                 adjustments, as published monthly by the Bureau
                                 of Labor Statistics (BLS) and available on
                                 Bloomberg CPURNSA or any successor service. If
                                 the Reference CPI is not published, or is
                                 subsequently revised, amended or replaced, the
                                 applicable substitute index will be that chosen
                                 by the Secretary of the Treasury for the
                                 Department of Treasury's Inflation Linked
                                 Treasuries as described at 62 Federal Register
                                 846-874 (January 6, 1997).

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date in accordance with the
                                 priorities set forth in "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" in the preliminary
                                 prospectus supplement, dated February 13, 2006
                                 (the "Prospectus Supplement"). Generally, the
                                 Class A-1, Class A-2, Class A-3, Class A-PB and
                                 Class A-4 Certificates and Class A-4CPI Regular
                                 Interest will only be entitled to receive
                                 distributions of principal collected or
                                 advanced in respect of Mortgage Loans in Loan
                                 Group 1 until the Certificate Balance of the
                                 Class A-1A Certificates has been reduced to
                                 zero, and the Class A-1A Certificates will only
                                 be entitled to receive distributions of
                                 principal collected or advanced in respect of
                                 Mortgage Loans in Loan Group 2 until the
                                 Certificate Balance of the Class A-4CPI Regular
                                 Interest and Class A-4 Certificates has been
                                 reduced to zero. If, due to losses, the
                                 Certificate Balances of the Class A-M through
                                 Class S Certificates are reduced to zero, but
                                 any two or more of the Class A-1, Class A-2,
                                 Class A-3, Class A-PB, Class A-4 and Class A-1A
                                 Certificates and Class A-4CPI Regular Interest
                                 remain outstanding, payments of principal
                                 (other than distributions of principal
                                 otherwise allocable to reduce the Certificate
                                 Balance of the Class A-PB Certificates to their
                                 planned principal amount) to the Class A-1,
                                 Class A-2, Class A-3, Class A-PB, Class A-4 and
                                 Class A-1A Certificates and the Class A-4CPI
                                 Regular Interest will be made on a pro rata
                                 basis. The Class X-C and Class X-P Certificates
                                 will not be entitled to distributions of
                                 principal.

LOSSES                           Realized Losses and Additional Trust Fund
                                 Expenses, if any, will be allocated to the
                                 Class S, Class Q, Class P, Class O, Class N,
                                 Class M, Class L, Class K, Class J, Class H,
                                 Class G, Class F, Class E, Class D, Class C,
                                 Class B, Class A-J and Class A-M Certificates,
                                 in that order, and then, pro rata to the Class
                                 A-1, Class A-2, Class A-3, Class A-PB, Class
                                 A-4 and Class A-1A Certificates and the Class
                                 A-4CPI Regular Interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS AND YIELD    Any Prepayment Premiums or Yield Maintenance
   MAINTENANCE CHARGES           Charges actually collected on a Mortgage Loan
                                 during the related collection period in which
                                 the prepayment occurred will be distributed to
                                 Certificateholders on the related Distribution
                                 Date following the collection period in which
                                 the prepayment occurred. Generally, the Class
                                 A-1, Class A-2, Class A-3, Class A-PB and Class
                                 A-4 Certificates and the Class A-4CPI Regular
                                 Interest will only be entitled to receive
                                 distributions of Prepayment Premiums or Yield
                                 Maintenance Charges in respect of Mortgage
                                 Loans in Loan Group 1 until the Certificate
                                 Balance of the Class A-1A Certificates has been
                                 reduced to zero, and the Class A-1A
                                 Certificates will only be entitled to receive
                                 distributions of Prepayment Premiums or Yield
                                 Maintenance Charges in respect of Mortgage
                                 Loans in Loan Group 2 until the Certificate
                                 Balance of the Class A-4CPI Regular Interest
                                 and Class A-4 Certificates has been reduced to
                                 zero. On each Distribution Date, the holders of
                                 each Class of Offered Certificates (other than
                                 the Class A-4CPI Certificates) and the Class
                                 A-4CPI Regular Interest and the Class G, Class
                                 H, Class J and Class K Certificates then
                                 entitled to principal distributions will be
                                 entitled to a portion of Prepayment Premiums or
                                 Yield Maintenance Charges equal to the product
                                 of (a) the amount of such Prepayment Premiums
                                 or Yield Maintenance Charges, multiplied by (b)
                                 a fraction, the numerator of which is equal to
                                 the excess, if any, of the Pass-Through Rate of
                                 such Class of Certificates over the relevant
                                 Discount Rate, and the denominator of which is
                                 equal to the excess, if any, of the Mortgage
                                 Rate of the prepaid Mortgage Loan over the
                                 relevant Discount Rate, multiplied by (c) a
                                 fraction, the numerator of which is equal to
                                 the amount of principal distributable on such
                                 Class of Certificates on such Distribution
                                 Date, and the denominator of which is the
                                 Principal Distribution Amount for such
                                 Distribution Date. If the Class A-4CPI
                                 pass-through rate has not been converted to the
                                 fixed interest rate, any Prepayment Premiums or
                                 Yield Maintenance Charges payable to the Class
                                 A-4CPI Regular Interest will be paid to the
                                 Swap Counterparty. If the Class A-4CPI
                                 pass-through rate has been converted to the
                                 fixed interest rate, the holders of the Class
                                 A-4CPI Certificates will be entitled to any
                                 Prepayment Premiums or Yield Maintenance
                                 Charges payable to the Class A-4CPI Regular
                                 Interest.

                                 The portion, if any, of the Prepayment Premiums
                                 or Yield Maintenance Charges remaining after
                                 any payments described above will be
                                 distributed as follows: (a) on or before the
                                 Distribution Date in March 2013, 27% to the
                                 holders of the Class X-P Certificates and 73%
                                 to the holders of the Class X-C Certificates
                                 and (b) thereafter, 100% to the holders of the
                                 Class X-C Certificates.

NON-SERVICED LOAN                The Hyatt Center Loan will be serviced pursuant
                                 to the pooling and servicing agreement relating
                                 to another transaction. See "SERVICING OF THE
                                 MORTGAGE LOANS--Servicing of the Hyatt Center
                                 Loan" in the Prospectus Supplement.

ADVANCES                         The Master Servicer, and if the Master Servicer
                                 fails to do so, the Trustee, will be obligated
                                 to make P&I Advances and Servicing Advances,
                                 including delinquent property taxes and
                                 insurance, on the Mortgage Loans (other than
                                 the Hyatt Center Loan) but only to the extent
                                 that such Advances are not deemed
                                 non-recoverable and, in the case of P&I
                                 Advances, subject to any Appraisal Reductions
                                 that may occur. With respect to the Hyatt
                                 Center Loan, P&I Advances and Servicing
                                 Advances will generally be made by the 2005-C22
                                 Master Servicer. If the 2005-C22 Master
                                 Servicer fails to make any P&I Advance that it
                                 is otherwise required to make, the Master
                                 Servicer, under the Pooling and Servicing
                                 Agreement, will make such P&I Advance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS             An appraisal reduction generally will be
                                 created in the amount, if any, by which the
                                 principal balance of a Required Appraisal Loan
                                 (plus other amounts overdue or advanced in
                                 connection with such loan) exceeds 90% of the
                                 appraised value of the related Mortgaged
                                 Property plus all escrows and reserves
                                 (including letters of credit) held with respect
                                 to the Mortgage Loan. As a result of
                                 calculating an Appraisal Reduction Amount for a
                                 given Mortgage Loan, the P&I Advance for such
                                 loan will be reduced, which will have the
                                 effect of reducing the amount of interest
                                 available for distribution to the Subordinate
                                 Certificates in reverse order of priority of
                                 the Classes. An Appraisal Reduction will be
                                 reduced to zero as of the date the related
                                 Mortgage Loan has been brought current for at
                                 least three consecutive months, paid in full,
                                 liquidated, repurchased or otherwise disposed.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust Fund in whole, but not
                                 in part, and purchase the remaining assets of
                                 the Trust Fund on or after the Distribution
                                 Date on which the Stated Principal Balance of
                                 the Mortgage Loans then outstanding is less
                                 than 1% of the Cut-Off Date Pool Balance. Such
                                 purchase price will generally be at a price
                                 equal to the unpaid aggregate principal balance
                                 of the Mortgage Loans (or fair market value in
                                 the case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

                                 The Trust Fund may also be terminated under
                                 certain circumstances when the Offered
                                 Certificates have been paid in full and the
                                 remaining outstanding Certificates (other than
                                 the Class Z Certificates, Class R-I
                                 Certificates and Class R-II Certificates) are
                                 held by a single Certificateholder.

CONTROLLING CLASS                The Class of Sequential Pay Certificates (a)
                                 which bears the latest alphabetical Class
                                 designation and (b) the Certificate Balance of
                                 which is greater than 25% of its original
                                 Certificate Balance; provided, however, that if
                                 no Class of Sequential Pay Certificates
                                 satisfies clause (b) above, the Controlling
                                 Class shall be the outstanding Class of
                                 Sequential Pay Certificates bearing the latest
                                 alphabetical Class designation.

CONTROLLING CLASS                With respect to the Mortgage Loans, the
   REPRESENTATIVE                representative appointed by the holder of the
                                 majority of the Class Principal Balance of the
                                 Controlling Class. In addition, the holders of
                                 the Companion Loans may have the ability to
                                 exercise some or all of the rights of the
                                 Controlling Class and the Controlling Class
                                 Representative. See "SERVICING OF THE MORTGAGE
                                 LOANS--The Controlling Class Representative"
                                 and "--Servicing of the Hyatt Center Loan" in
                                 the Prospectus Supplement for more information.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

TAX                              The Offered Certificates (except for the Class
                                 A-4CPI Certificates) and the Class A-4CPI
                                 Regular Interest will be treated as regular
                                 interests in a REMIC, and with respect to the
                                 Class A-4CPI Certificates, as an undivided
                                 interest in a grantor trust which owns all the
                                 beneficial interest in the swap contract and
                                 the related REMIC regular interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

WACHOVIA CAPITAL MARKETS, LLC

Charles Culbreth
(704) 383-7716 (Phone)
(704) 715-0066 (Fax)

Scott Fuller
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Bill White
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Chris Campbell
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

BANC OF AMERICA SECURITIES LLC

Bill Hale
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)

Geordie Walker
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)

Chuck Mather
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)

GOLDMAN, SACHS & CO.

Scott Wisenbaker
(212) 902-2858 (Phone)
(212) 902-1691 (Fax)

Mitch Resnick
+44-20-7774-3068 (Phone)
+44-20-7552-0990 (Fax)

Omar Chaudhary
+81-3-6437-7198 (Phone)
+81-3-6437-1200 (Fax)

NOMURA SECURITIES INTERNATIONAL, INC.

Phillip Evanski
(212) 667-2485 (Phone)
(646) 587-8986 (Fax)

Matt Borstein
(212) 667-2485 (Phone)
(646) 587-8944 (Fax)

Joseph Allen
(212) 667-2485 (Phone)
(646) 587-1000 (Fax)

DEUTSCHE BANK SECURITIES INC.

Scott Waynebern
(212) 250-5149 (Phone)
(212) 797-5630 (Fax)

Andrew Cherrick
(212) 250-1630 (Phone)
(212) 553-2451 (Fax)

J.P. MORGAN SECURITIES INC.

Glen Riis
(212) 834-3813 (Phone)
(212) 834-6598 (Fax)

Dennis Schuh
(212) 834-9378 (Phone)
(212) 834-6593 (Fax)

Andrew Taylor
(212) 834-3813 (Phone)
(212) 834-4598 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

              EXPECTED                                                                          ASSUMED
               RATINGS                     APPROX. % OF  APPROX.    WEIGHTED                     FINAL
            ------------    CERTIFICATE    CUT-OFF DATE   CREDIT     AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS       S&P  MOODY'S    BALANCE(1)     POOL BALANCE  SUPPORT  LIFE(YRS)(2)   WINDOW(2)      DATE(2)      RATE TYPE
----------  ---  -------  --------------  -------------  -------  ------------  -----------  ------------  ------------

A-1         AAA    Aaa    $  105,862,000      2.503%     30.000%      2.69      04/06-10/10    10/15/10           Fixed
A-2         AAA    Aaa    $  137,308,000      3.246%     30.000%      4.82      10/10-02/11    02/15/11           Fixed
A-3         AAA    Aaa    $   62,705,000      1.482%     30.000%      6.82      11/12-01/13    01/15/13           Fixed
A-PB        AAA    Aaa    $  252,070,000      5.959%     30.000%      7.55      02/11-08/15    08/15/15           Fixed
A-4CPI (3)  AAA    Aaa    $  100,000,000      2.364%     30.000%      9.76      08/15-01/16    01/15/16    Floating (4)
A-4         AAA    Aaa    $1,680,707,000     39.734%     30.000%      9.76      08/15-01/16    01/15/16       Fixed (5)
A-1A        AAA    Aaa    $  622,245,000     14.711%     30.000%      9.31      04/06-01/16    01/15/16       Fixed (5)
A-M         AAA    Aaa    $  422,985,000     10.000%     20.000%      9.86      01/16-01/16    01/15/16       Fixed (5)
A-J         AAA    Aaa    $  274,941,000      6.500%     13.500%      9.88      01/16-02/16    02/15/16       Fixed (5)
B           AA+    Aa1    $   37,011,000      0.875%     12.625%      9.94      02/16-02/16    02/15/16         WAC (6)
C            AA    Aa2    $   52,873,000      1.250%     11.375%      9.94      02/16-02/16    02/15/16         WAC (6)
D           AA-    Aa3    $   37,011,000      0.875%     10.500%      9.94      02/16-02/16    02/15/16         WAC (6)
E            A+     A1    $   31,724,000      0.750%      9.750%      9.94      02/16-02/16    02/15/16         WAC (6)
F            A      A2    $   42,299,000      1.000%      8.750%      9.94      02/16-02/16    02/15/16         WAC (7)

NON-OFFERED CERTIFICATES

            EXPECTED
            RATINGS                        APPROX. % OF  APPROX.    WEIGHTED                   FINAL
         -------------    CERTIFICATE      CUT-OFF DATE   CREDIT     AVERAGE    PRINCIPAL  DISTRIBUTION
CLASS     S&P  MOODY'S    BALANCE(1)       POOL BALANCE  SUPPORT  LIFE(YRS)(2)  WINDOW(2)     DATE(2)    RATE TYPE
-------  ----  -------  --------------     ------------  -------  ------------  ---------  ------------  ---------

G (8)     A-      A3    $   52,873,000        1.250%      7.500%       (8)         (8)          (8)        WAC (7)
H (8)    BBB+    Baa1   $   52,873,000        1.250%      6.250%       (8)         (8)          (8)        WAC (7)
J (8)     BBB    Baa2   $   58,160,000        1.375%      4.875%       (8)         (8)          (8)        WAC (7)
K (8)    BBB-    Baa3   $   52,874,000        1.250%      3.625%       (8)         (8)          (8)        WAC (7)
L (8)     BB+    BB+    $   10,574,000        0.250%      3.375%       (8)         (8)          (8)      Fixed (5)
M (8)     BB      BB    $   21,150,000        0.500%      2.875%       (8)         (8)          (8)      Fixed (5)
N (8)     BB-    BB-    $   15,862,000        0.375%      2.500%       (8)         (8)          (8)      Fixed (5)
O (8)     B+      B+    $   10,574,000        0.250%      2.250%       (8)         (8)          (8)      Fixed (5)
P (8)      B      B     $   15,862,000        0.375%      1.875%       (8)         (8)          (8)      Fixed (5)
Q (8)     B-      B-    $   15,862,000        0.375%      1.500%       (8)         (8)          (8)      Fixed (5)
S (8)     NR      NR    $   63,448,337        1.500%      0.000%       (8)         (8)          (8)      Fixed (5)
X-C (8)   AAA    Aaa    $4,229,853,337(9)       N/A        N/A         N/A         N/A          (8)       Variable
X-P (8)   AAA    Aaa    $4,069,641,000(9)       N/A        N/A         N/A         N/A          (8)       Variable

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the Prospectus Supplement.

(3)  The certificate balance of the Class A-4CPI Certificates will be equal to the certificate balance of the Class A-4CPI Regular Interest. The pass-through rate applicable to the Class A-4CPI Certificates on each distribution date will be a per annum rate equal to the CPI Index Rate plus
     %; provided that interest payments on the Class A-4CPI Certificate will be reduced on each distribution date by an amount corresponding to the excess, if any, of (i) interest payments calculated on the principal balance of the
     Class A-4CPI Certificate at % per annum over (ii) interest payments calculated at a per annum rate equal to the applicable weighted average net mortgage rate for the distribution date. In addition, under certain circumstances described in the Prospectus Supplement, the pass-through rate applicable to the Class A-4CPI Certificate may convert to a fixed rate equal to % per annum, subject to a maximum pass-through rate equal to the weighted average net mortgage rate for the related date. The initial CPI
     Index Rate will be determined on Closing Date, and subsequent CPI Index
     Rates for each Interest Accrual Period for the Class A-4CPI Certificates,
     will equal the rate equal to (a)(1) the Reference CPI for the third calendar month preceding the related Distribution Date, minus (2) the
     Reference CPI for the fifteenth calendar month preceding the related
     Distribution Date, divided by (b) the Reference CPI for the fifteenth calendar month preceding the related Distribution Date. See "DESCRIPTION OF
     THE SWAP CONTRACT--The Swap Contract" and "DESCRIPTION OF THE
     CERTIFICATES--Distributions" in the Prospectus Supplement. The ratings assigned to the Class A-4CPI Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum, subject to a maximum pass-through rate equal to the applicable weighted average net mortgage rate for the related date. See "RATINGS" in the Prospectus Supplement.

(4)  The Class A-4CPI Certificates will accrue interest based on the CPI Index
     Rate plus a fixed rate equal to %, subject to a minimum interest rate of
     0%.

(5)  The pass-through rate applicable to the Class A-4, Class A-1A, Class A-M,
     Class A-J, Class L, Class M, Class N, Class O, Class P, Class Q and Class S
     Certificates and the Class A-4CPI Regular Interest for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement)
     for such date.

(6)  The pass-through rate applicable to the Class B, Class C, Class D and Class
     E Certificates for any distribution date will be equal to the weighted average net mortgage rate (calculated as described in the Prospectus
     Supplement) less %, respectively, for such date.

(7)  The pass-through rate applicable to the Class F, Class G, Class H, Class J and Class K Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement).

(8)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(9)  The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the Prospectus Supplement. The interest rate applicable to the
     Class X Certificates for each distribution date will be described in the
     Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                               STRUCTURAL OVERVIEW

                      Note: Classes are not drawn to scale.

                          [STRUCTURE SCHEMATIC OMITTED]

                                      NOTES

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                      ALL
GENERAL CHARACTERISTICS                                                         MORTGAGE LOANS     LOAN GROUP 1      LOAN GROUP 2
-----------------------------------------------------------------------------   --------------    --------------    --------------

Number of Mortgage Loans ....................................................              305               234              71
Number of Crossed Loan Pools(1) .............................................               15                12               4
Number of Mortgaged Properties ..............................................              344               267              77
Aggregate Balance of all Mortgage Loans .....................................   $4,229,853,337    $3,607,607,392    $622,245,945
Number of Mortgage Loans with Balloon Payments(2) ...........................              255               187              68
Aggregate Balance of Mortgage Loans with Balloon Payments(2) ................   $3,447,639,240    $2,879,438,295    $568,200,945
Number of Mortgage Loans with Anticipated Repayment Date(3) .................               20                20               0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3) ......   $  109,129,314    $  109,129,314    $          0
Number of Fully Amortizing Mortgage Loans ...................................                2                 2               0
Aggregate Balance of Fully Amortizing Mortgage Loans ........................   $    7,229,749    $    7,229,749    $          0
Number of Non-amortizing Mortgage Loans(4) ..................................               28                25               3
Aggregate Balance of Non-amortizing Mortgage Loans(4) .......................   $  665,855,034    $  611,810,034    $ 54,045,000
Average Balance of Mortgage Loans ...........................................   $   13,868,372    $   15,417,126    $  8,764,027
Minimum Balance of Mortgage Loans ...........................................   $      577,464    $      577,464    $    699,028
Maximum Balance of Mortgage Loans ...........................................   $  315,340,000    $  315,340,000    $ 46,480,000
Maximum Balance for a group of cross-collateralized and cross-defaulted
   Mortgage Loans ...........................................................   $   39,327,000(5) $   27,534,239(6) $ 39,327,000(5)
Weighted Average LTV ratio(7) ...............................................             71.6%             71.4%           73.0%
Minimum LTV ratio ...........................................................             37.3%             37.3%           44.9%
Maximum LTV ratio ...........................................................             85.7%             85.7%           80.0%
Weighted Average LTV at Maturity or Anticipated Repayment Date(7) ...........             64.4%             64.1%           66.0%
Weighted Average DSCR(8) ....................................................             1.38x             1.40x           1.30x
Minimum DSCR ................................................................             1.13x             1.13x           1.19x
Maximum DSCR ................................................................             3.21x             3.21x           1.90x
Weighted Average Mortgage Loan interest rate ................................            5.579%            5.584%          5.547%
Minimum Mortgage Loan interest rates ........................................            4.440%            4.440%          5.230%
Maximum Mortgage Loan interest rates ........................................            6.530%            6.530%          6.100%
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
   (months) .................................................................              115               115             116
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...               55                55              56
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...              272               272             178
Weighted Average Occupancy Rate(9) ..........................................             93.0%             92.9%           93.5%

(1)  Contains one group of crossed loans with individual mortgage loans in both loan groups.

(2)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(3)  Does not include Mortgage Loans that are interest-only for their entire term.

(4)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(5)  Consists of a group of 5 individual mortgage loans (loan numbers
     73,111,121,158 and 231).

(6)  Consists of a group of 2 individual mortgage loans (loan numbers 53 and
     108).

(7)  For purposes of determining the LTV ratio for 2 Mortgage Loans (loan numbers 35 and 46), representing 1.0% of the Cut-Off Date Pool Balance
     (1.2% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values (as defined in the related appraisal) were used as opposed to "as is" appraised values.

(8)  For purposes of determining the DSC Ratio for 13 Mortgage Loans (loan numbers 3, 35, 46, 67, 76, 95, 97, 207, 242, 244, 254, 268 and 283),
     representing 7.4% of the Cut-Off Date Pool Balance (12 Mortgage Loans in
     Loan Group 1 or 8.6% of the Cut-Off Date Group 1 Balance and 1 Mortgage
     Loan in Loan Group 2 or 0.4% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(9)  Does not include 29 Mortgage Loans secured by hospitality properties, representing 12.4% of the Cut-Off Date Pool Balance (14.5% of the Cut-Off
     Date Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

*    Two (2) Mortgage Loans (loan numbers 1 and 4), representing 11.3% of the
     Cut-Off Date Pool Balance (13.2% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                      MORTGAGED PROPERTIES BY PROPERTY TYPE

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Multifamily        17.0%
Hospitality        12.4%
Mixed Use           4.0%
Mobile Home Park    1.8%
Industrial          1.1%
Self Storage        0.6%
Land                0.2%
Healthcare          0.1%
Retail             33.2%
Office             29.5%

PROPERTY TYPES

                                                                                                      WEIGHTED
                                                      % OF     % OF     % OF                           AVERAGE    MIN/MAX   WEIGHTED
                         NUMBER OF     AGGREGATE    INITIAL  GROUP 1  GROUP 2  WEIGHTED                CUT-OFF    CUT-OFF    AVERAGE
                         MORTGAGED   CUT-OFF DATE     POOL     POOL     POOL    AVERAGE    MIN/MAX    DATE LTV   DATE LTV   MORTGAGE
     PROPERTY TYPE      PROPERTIES    BALANCE(1)    BALANCE  BALANCE  BALANCE   DSCR(2)      DSCR     RATIO(3)     RATIO      RATE
----------------------  ----------  --------------  -------  -------  -------  --------  -----------  --------  ----------  --------

Retail                      137     $1,406,273,506    33.2%    39.0%     0.0%    1.42x   1.18x/2.81x    73.4%   40.1%/81.3%  5.477%
   Retail - Anchored         79        823,214,736    19.5     22.8      0.0     1.50x   1.20x/2.81x    70.9%   40.1%/81.3%  5.444%
   Retail - Outlet           13        369,214,970     8.7     10.2      0.0     1.25x   1.21x/1.45x    80.0%   79.8%/80.0%  5.520%
   Retail - Shadow
      Anchored(4)            19        114,364,003     2.7      3.2      0.0     1.39x   1.20x/2.34x    70.4%   55.5%/79.6%  5.419%
   Retail - Unanchored       26         99,479,797     2.4      2.8      0.0     1.35x   1.18x/1.74x    72.9%   62.8%/80.6%  5.653%
Office                       58      1,247,508,708    29.5     34.6      0.0     1.36x   1.14x/3.21x    70.4%   37.3%/85.7%  5.616%
Multifamily                  83        717,550,947    17.0      3.0     98.2     1.30x   1.13x/1.90x    73.1%   44.9%/80.0%  5.560%
Hospitality                  29        524,091,247    12.4     14.5      0.0     1.49x   1.30x/2.97x    67.9%   39.6%/76.3%  5.736%
Mixed Use                     5        170,976,289     4.0      4.7      0.0     1.32x   1.19x/1.73x    71.6%   38.7%/74.7%  5.694%
Mobile Home Park              7         76,899,729     1.8      1.8      1.8     1.25x   1.21x/1.43x    75.1%   71.7%/80.0%  5.697%
Industrial                   13         47,057,878     1.1      1.3      0.0     1.47x   1.23x/1.89x    68.6%   50.8%/79.7%  5.543%
Self Storage                  9         26,928,350     0.6      0.7      0.0     1.36x   1.20x/1.53x    67.4%   54.7%/77.3%  5.601%
Land                          2          7,566,683     0.2      0.2      0.0     1.22x   1.20x/1.24x    73.8%   71.6%/76.4%  5.534%
Healthcare                    1          5,000,000     0.1      0.1      0.0     1.31x   1.31x/1.31x    71.4%   71.4%/71.4%  5.810%
                            ---     --------------   -----    -----    -----     ----    ----------     ----    ----------   -----
                            344     $4,229,853,337   100.0%   100.0%   100.0%    1.38X   1.13X/3.21X    71.6%   37.3%/85.7%  5.579%
                            ===     ==============   =====    =====    =====     ====    ==========     ====    ==========   =====

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  For purposes of determining the DSC Ratio for 13 Mortgage Loans (loan numbers 3, 35, 46, 67, 76, 95, 97, 207, 242, 244, 254, 268 and 283),
     representing 7.4% of the Cut-Off Date Pool Balance (12 Mortgage Loans in
     Loan Group 1 or 8.6% of the Cut-Off Date Group 1 Balance and 1 Mortgage
     Loan in Loan Group 2 or 0.4% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3)  For purposes of determining the LTV ratio for 2 Mortgage Loans (loan numbers 35 and 46), representing 1.0% of the Cut-Off Date Pool Balance
     (1.2% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values (as defined in the related appraisal) were used as opposed to "as is" appraised values.

(4)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

*    Two (2) Mortgage Loans (loan numbers 1 and 4), representing 11.3% of the
     Cut-Off Date Pool Balance (13.2% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                     [MAP OF THE UNITED STATES OMITTED]

PROPERTY LOCATION

                                                               % OF          % OF                  WEIGHTED    WEIGHTED
                  NUMBER OF     AGGREGATE        % OF      CUT-OFF DATE  CUT-OFF DATE  WEIGHTED     AVERAGE     AVERAGE
                  MORTGAGED   CUT-OFF DATE   CUT-OFF DATE     GROUP 1       GROUP 2     AVERAGE  CUT-OFF DATE  MORTGAGE
     STATE       PROPERTIES    BALANCE(1)    POOL BALANCE     BALANCE       BALANCE     DSCR(2)  LTV RATIO(3)    RATE
---------------  ----------  --------------  ------------  ------------  ------------  --------  ------------  --------

NY                    10     $  594,545,967      14.1%         16.3%          1.1%       1.40x       69.6%      5.694%
CA                    30        445,182,495      10.5          10.9           8.3        1.31x       69.8%      5.613%
   Southern(4)        22        234,805,124       5.6           5.4           6.7        1.33x       69.8%      5.647%
   Northern(4)         8        210,377,371       5.0           5.6           1.6        1.28x       69.7%      5.575%
TX                    29        367,981,081       8.7           7.9          13.3        1.39x       71.3%      5.516%
IL                     9        297,191,290       7.0           7.7           3.3        1.46x       68.1%      5.437%
FL                    35        281,113,497       6.6           7.1           4.1        1.30x       71.9%      5.613%
CO                    15        246,531,691       5.8           6.3           2.9        1.34x       71.6%      5.685%
Other                216      1,997,307,316      47.2          43.8          67.0        1.40x       73.2%      5.552%
                     ---     --------------     -----         -----         -----        ----        ----       ------
                     344     $4,229,853,337     100.0%        100.0%        100.0%       1.38X       71.6%      5.579%
                     ===     ==============     =====         =====         =====        ====        ====       =====

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 42 STATES AND THE DISTRICT OF
     COLUMBIA.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  For purposes of determining the DSC ratio for 13 Mortgage Loans (loan numbers 3, 35, 46, 67, 76, 95, 97, 207, 242, 244, 254, 268 and 283),
     representing 7.4% of the Cut-Off Date Pool Balance (12 Mortgage Loans in
     Loan Group 1 or 8.6% of the Cut-Off Date Group 1 Balance and 1 Mortgage
     Loan in Loan Group 2 or 0.4% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3)  For purposes of determining the LTV ratio for 2 Mortgage Loans (loan numbers 35 and 46), representing 1.0% of the Cut-Off Date Pool Balance
     (1.2% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values (as defined in the related appraisal) were used as opposed to "as is" appraised values.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

*    Two (2) Mortgage Loans (loan numbers 1 and 4), representing 11.3% of the
     Cut-Off Date Pool Balance (13.2% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE(1)
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
   CUT-OFF DATE BALANCES ($)       LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

<= 2,000,000 .................       31      $   48,613,762      1.1%      1.0%      1.8%
2,000,001 - 3,000,000 ........       37          94,760,444      2.2       2.4       1.3
3,000,001 - 4,000,000 ........       27          94,459,079      2.2       2.2       2.3
4,000,001 - 5,000,000 ........       28         124,459,998      2.9       3.0       2.8
5,000,001 - 6,000,000 ........       34         185,137,548      4.4       3.3      10.3
6,000,001 - 7,000,000 ........       12          77,548,311      1.8       1.1       6.3
7,000,001 - 8,000,000 ........       12          90,451,122      2.1       1.7       4.8
8,000,001 - 9,000,000 ........       13         109,007,505      2.6       2.1       5.3
9,000,001 - 10,000,000 .......       10          97,042,443      2.3       1.1       9.3
10,000,001 - 15,000,000 ......       37         439,252,809     10.4       8.5      21.1
15,000,001 - 20,000,000 ......       18         319,301,443      7.5       7.1      10.4
20,000,001 - 25,000,000 ......       16         352,581,741      8.3       8.6       6.5
25,000,001 - 30,000,000 ......        3          80,239,935      1.9       1.5       4.3
30,000,001 - 35,000,000 ......        6         195,758,769      4.6       5.4       0.0
35,000,001 - 40,000,000 ......        3         117,009,484      2.8       2.2       6.0
40,000,001 - 45,000,000 ......        3         132,500,000      3.1       3.7       0.0
45,000,001 - 50,000,000 ......        3         139,330,000      3.3       2.6       7.5
50,000,001 - 55,000,000 ......        3         158,874,970      3.8       4.4       0.0
55,000,001 - 60,000,000 ......        2         119,864,449      2.8       3.3       0.0
70,000,001 - 75,000,000 ......        1          73,500,000      1.7       2.0       0.0
80,000,001 - 315,340,000 .....        6       1,180,159,524     27.9      32.7       0.0
                                    ---      --------------    -----     -----     -----
                                    305      $4,229,853,337    100.0%    100.0%    100.0%
                                    ===      ==============    =====     =====     =====

MIN: $577,464   MAX: $315,340,000   AVERAGE: $13,868,372

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(2)

                                                               % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
    UNDERWRITTEN DSCRS (X)         LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

1.10 - 1.14 ..................        2      $   29,530,000      0.7%      0.8%      0.0%
1.15 - 1.19 ..................        5         253,021,626      6.0       6.7       1.8
1.20 - 1.24 ..................       79       1,127,734,681     26.7      23.8      43.0
1.25 - 1.29 ..................       52         425,792,746     10.1       5.6      36.0
1.30 - 1.34 ..................       35         761,614,324     18.0      20.7       2.1
1.35 - 1.39 ..................       30         301,524,061      7.1       7.9       2.7
1.40 - 1.44 ..................       22         261,742,751      6.2       7.0       1.7
1.45 - 1.49 ..................       16         231,559,053      5.5       6.3       0.6
1.50 - 1.54 ..................       16         305,529,466      7.2       7.4       6.1
1.55 - 1.59 ..................        5          90,687,579      2.1       2.5       0.0
1.60 - 1.64 ..................        4          29,213,468      0.7       0.8       0.0
1.65 - 1.69 ..................        4         147,740,271      3.5       4.1       0.0
1.70 - 1.74 ..................        5          32,469,911      0.8       0.6       1.7
1.75 - 1.79 ..................        3          16,736,653      0.4       0.5       0.0
1.80 - 1.84 ..................        4          27,124,588      0.6       0.8       0.0
1.85 - 1.89 ..................        3           7,224,659      0.2       0.2       0.0
1.90 - 1.94 ..................        3          34,611,000      0.8       0.2       4.3
1.95 - 1.99 ..................        1          10,690,800      0.3       0.3       0.0
2.00 - 2.04 ..................        1           1,793,000      0.0       0.0       0.0
2.05 - 2.09 ..................        1           5,150,000      0.1       0.1       0.0
2.10 - 2.14 ..................        1           1,991,049      0.0       0.1       0.0
2.25 - 2.29 ..................        1          17,889,015      0.4       0.5       0.0
2.30 - 3.79 ..................       12         108,482,636      2.6       3.0       0.0
                                    ---      --------------    -----     -----     -----
                                    305      $4,229,853,337    100.0%    100.0%    100.0%
                                    ===      ==============    =====     =====     =====

MIN: 1.13X   MAX: 3.21X   WTD. AVERAGE: 1.38X

MORTGAGE RATE

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
       MORTGAGE RATES(%)           LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

4.440 - 5.249 ................       38      $  464,353,318     11.0%     10.1%     16.2%
5.250 - 5.499 ................       57         789,895,259     18.7      16.6      30.7
5.500 - 5.749 ................      137       1,973,054,071     46.6      48.4      36.6
5.750 - 5.999 ................       59         878,680,858     20.8      22.5      10.5
6.000 - 6.249 ................       13         122,363,733      2.9       2.3       6.0
6.500 - 6.749 ................        1           1,506,098      0.0       0.0       0.0
                                    ---      --------------    -----     -----     -----
                                    305      $4,229,853,337    100.0%    100.0%    100.0%
                                    ===      ==============    =====     =====     =====

MIN: 4.440%   MAX: 6.530%   WTD. AVERAGE: 5.579%

CUT-OFF DATE LOAN-TO-VALUE RATIO(3)

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
            RANGE OF              MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
  CUT-OFF DATE LTV RATIOS (%)      LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

35.01 - 40.00 ................        3      $   33,090,110      0.8%      0.9%      0.0%
40.01 - 50.00 ................        8          56,596,333      1.3       0.3       7.1
50.01 - 55.00 ................       11          85,110,663      2.0       2.2       1.0
55.01 - 60.00 ................       18         119,737,935      2.8       2.5       4.6
60.01 - 65.00 ................       40         445,889,660     10.5      11.3       6.0
65.01 - 70.00 ................       45         524,992,597     12.4      13.6       5.5
70.01 - 75.00 ................       66       1,554,062,097     36.7      40.7      14.0
75.01 - 80.00 ................      111       1,371,683,807     32.4      27.4      61.9
80.01 - 85.72 ................        3          38,690,136      0.9       1.1       0.0
                                    ---      --------------    -----     -----     -----
                                    305      $4,229,853,337    100.0%    100.0%    100.0%
                                    ===      ==============    =====     =====     =====

MIN: 37.3%   MAX: 85.7%   WTD. AVERAGE: 71.6%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(3)

                                                                % OF
           RANGE OF              NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
     MATURITY DATE OR ARD         MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        LTV RATIOS (%)             LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

  0.00 - 5.00 ................        2      $    7,229,749      0.2%      0.2%      0.0%
  30.01 - 40.00 ..............       10          59,588,643      1.4       1.5       0.9
  40.01 - 50.00 ..............       22         183,233,234      4.3       3.0      11.8
  50.01 - 55.00 ..............       36         212,748,504      5.0       5.7       1.3
  55.01 - 60.00 ..............       48         470,059,472     11.1      12.0       6.2
  60.01 - 65.00 ..............       73         975,021,202     23.1      24.5      14.5
  65.01 - 70.00 ..............       64       1,028,202,256     24.3      25.0      20.0
  70.01 - 75.00 ..............       44       1,175,716,277     27.8      26.1      37.6
  75.01 - 80.00 ..............        5          85,480,000      2.0       1.1       7.6
  80.01 - 85.72 ..............        1          32,574,000      0.8       0.9       0.0
                                    ---      --------------    -----     -----     -----
                                    305      $4,229,853,337    100.0%    100.0%    100.0%
                                    ===      ==============    =====     =====     =====

MIN: 30.4%(4)   MAX: 85.7%   WTD. AVERAGE: 64.4%

(1)  Two (2) Mortgage Loans (loan numbers 1 and 4), representing 11.3% of the
     Cut-Off Date Pool Balance (13.2% of the Cut-Off Date Group 1 Balance), are
     part of a pari passu split loan structure. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratio and DSC ratio were based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion Loan.

(2)  For purposes of determining the DSC ratio for 13 Mortgage Loans (loan numbers 3, 35, 46, 67, 76, 95, 97, 207, 242, 244, 254, 268 and 283),
     representing 7.4% of the Cut-Off Date Pool Balance (12 Mortgage Loans in
     Loan Group 1 or 8.6% of the Cut-Off Date Group 1 Balance and 1 Mortgage
     Loan in Loan Group 2 or 0.4% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or cash reserves.

(3)  For purposes of determining the LTV ratio for 2 Mortgage Loans (loan numbers 35 and 46), representing 1.0% of the Cut-Off Date Pool Balance
     (1.2% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit. In addition, with respect to certain Mortgage Loans, "as stabilized" appraised values (as defined in the related appraisal) were used as opposed to "as is" appraised values. The sum of aggregate percentage calculations may not equal 100% due to rounding.

(4)  Excludes fully amortizing loans.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

           RANGE OF              NUMBER OF      AGGREGATE
       ORIGINAL TERM TO           MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
   MATURITY OR ARD (MONTHS)        LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

  0 - 60 .....................       14      $  138,165,168     3.3%     3.5%      2.0%
 61 - 84 .....................       10          75,109,908     1.8      1.8       1.7
109 - 120 ....................      276       3,988,659,597    94.3     94.1      95.2
169 - 180 ....................        4          23,449,885     0.6      0.5       1.1
265 - 276 ....................        1           4,468,779     0.1      0.1       0.0
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 60   MAX: 276   WTD. AVERAGE: 118

ORIGINAL AMORTIZATION TERM

           RANGE OF              NUMBER OF      AGGREGATE
     ORIGINAL AMORTIZATION        MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
        TERMS (MONTHS)             LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

145 - 180 ....................        1      $    2,760,970     0.1%     0.1%      0.0%
193 - 228 ....................        1           2,907,868     0.1      0.1       0.0
229 - 264 ....................        2          23,182,183     0.5      0.6       0.0
265 - 300 ....................       25         310,805,902     7.3      8.6       0.0
301 - 348 ....................        3          18,391,066     0.4      0.5       0.0
349 - 360 ....................      244       3,173,767,248    75.0     72.2      91.3
Varies .......................        1          32,183,066     0.8      0.9       0.0
Non-Amortizing ...............       28         665,855,034    15.7     17.0       8.7
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 180   MAX: 360   WTD. AVERAGE: 353*

*    Excludes the non-amortizing loans and loans that vary.

ORIGINAL INTEREST ONLY TERM

           RANGE OF              NUMBER OF      AGGREGATE
     INTEREST-ONLY PERIODS        MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
           (MONTHS)                LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

Amortizing - No Partial
   Interest Only Period ......      156      $1,211,075,603    28.6%    29.3%     25.0%
Partial Interest Only -
   Amortizing ................      121       2,352,922,700    55.6     53.8      66.4
1 - 12 .......................       15          78,368,000     1.9      1.5       4.0
13 - 24 ......................       26         578,830,000    13.7     15.4       4.0
25 - 36 ......................       25         334,975,000     7.9      7.1      12.9
37 - 48 ......................       10         430,575,700    10.2      9.9      11.8
49 - 60 ......................       36         695,561,000    16.4     13.6      32.8
61 - 72 ......................        3          31,163,000     0.7      0.7       0.9
73 - 84 ......................        6         203,450,000     4.8      5.6       0.0
Non-Amortizing ...............       28         665,855,034    15.7     17.0       8.7
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 6   MAX: 84*   WTD. AVERAGE: 46*

*    Partial interest only period - Excludes non-amortizing loans and amortizing loans that do not have a partial interest-only period.

SEASONING

                                 NUMBER OF      AGGREGATE
                                  MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
      SEASONING (MONTHS)           LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

0 - 12 .......................      303      $4,191,215,387    99.1%    98.9%    100.0%
13 - 24 ......................        2          38,637,950     0.9      1.1       0.0
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 1   MAX: 14   WTD. AVERAGE: 3

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

           RANGE OF              NUMBER OF      AGGREGATE
      REMAINING TERMS TO          MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
   MATURITY OR ARD (MONTHS)        LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

0 - 60 .......................       14      $  138,165,168     3.3%     3.5%      2.0%
61 - 84 ......................       10          75,109,908     1.8      1.8       1.7
85 - 108 .....................        2          38,637,950     0.9      1.1       0.0
109 - 120 ....................      274       3,950,021,647    93.4     93.1      95.2
169 - 180 ....................        4          23,449,885     0.6      0.5       1.1
265 - 276 ....................        1           4,468,779     0.1      0.1       0.0
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 55   MAX: 272   WTD. AVERAGE: 115

REMAINING STATED AMORTIZATION TERM

           RANGE OF              NUMBER OF      AGGREGATE
    REMAINING AMORTIZATION        MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
        TERMS (MONTHS)             LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

145 - 180 ....................        1      $    2,760,970     0.1%     0.1%      0.0%
193 - 228 ....................        1           2,907,868     0.1      0.1       0.0
229 - 264 ....................        2          23,182,183     0.5      0.6       0.0
265 - 300 ....................       25         310,805,902     7.3      8.6       0.0
301 - 348 ....................        3          18,391,066     0.4      0.5       0.0
349 - 360 ....................      244       3,173,767,248    75.0     72.2      91.3
Varies .......................        1          32,183,066     0.8      0.9       0.0
Non-Amortizing ...............       28         665,855,034    15.7     17.0       8.7
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

MIN: 176   MAX: 360   WTD. AVERAGE: 353*

*    Excludes the non-amortizing loans and loans that vary.

PREPAYMENT PROVISIONS SUMMARY

                                 NUMBER OF      AGGREGATE
                                  MORTGAGE    CUT-OFF DATE     % OF     % OF      % OF
     PREPAYMENT PROVISIONS         LOANS         BALANCE       POOL   GROUP 1   GROUP 2
------------------------------   ---------   --------------   -----   -------   -------

Lockout/Defeasance ...........      269      $3,744,343,894    88.5%    87.2%     96.3%
Yield Maintenance ............        3         254,574,000     6.0      7.1       0.0
Lockout/Yield Maintenance ....       33         230,935,443     5.5      5.8       3.7
                                    ---      --------------   -----    -----     -----
                                    305      $4,229,853,337   100.0%   100.0%    100.0%
                                    ===      ==============   =====    =====     =====

SHADOW RATED LOANS

                                                       % OF    % OF
                                     LOAN      % OF   GROUP   GROUP
           LOAN NAME                AMOUNT     POOL     1       2     S&P   MOODY'S
------------------------------   -----------   ----   -----   -----   ---   -------

Cavalier Country Club
   Apartments ................   $26,700,000   0.6%    0.0%    4.3%   AA+     Baa2
594 Broadway .................    24,000,000   0.6     0.7     0.0    AAA       A2
                                 -----------   ---     ---     ---
                                 $50,700,000   1.2%    0.7%    4.3%
                                 ===========   ===     ===     ===

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION        MAR-06     MAR-07     MAR-08     MAR-09     MAR-10     MAR-11
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------

Locked Out ...................      93.98%     93.67%     10.62%      3.92%      0.55%      0.00%
Defeasance ...................       0.00%      0.00%     81.31%     85.00%     88.05%     89.15%
Yield Maintenance ............       6.02%      6.23%      7.96%     10.57%     10.89%     10.45%
Prepayment Premium ...........       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Open .........................       0.00%      0.10%      0.10%      0.51%      0.51%      0.40%
                                ---------  ---------  ---------  ---------  ---------  ---------
Total ........................     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
                                =========  =========  =========  =========  =========  =========
Mortgage Pool Balance
   Outstanding
   (in millions) .............  $4,229.85  $4,212.38  $4,191.99  $4,163.42  $4,129.06  $3,952.83
                                ---------  ---------  ---------  ---------  ---------  ---------
% of Initial Pool Balance ....     100.00%     99.59%     99.10%     98.43%     97.62%     93.45%
                                =========  =========  =========  =========  =========  =========

    PREPAYMENT RESTRICTION        MAR-12     MAR-13     MAR-14     MAR-15   MAR-16
------------------------------  ---------  ---------  ---------  ---------  ------

Locked Out ...................       0.00%      0.00%      0.00%      0.00%   0.00%
Defeasance ...................      89.05%     89.96%     89.86%     87.37% 100.00%
Yield Maintenance ............      10.55%      9.63%      9.74%      9.05%   0.00%
Prepayment Premium ...........       0.00%      0.00%      0.00%      0.00%   0.00%
Open .........................       0.40%      0.40%      0.40%      3.58%   0.00%
                                ---------  ---------  ---------  ---------  ------
Total ........................     100.00%    100.00%    100.00%    100.00% 100.00%
                                =========  =========  =========  =========  ======
Mortgage Pool Balance
   Outstanding
   (in millions) .............  $3,899.53  $3,775.73  $3,716.38  $3,616.31  $21.66
                                ---------  ---------  ---------  ---------  ------
% of Initial Pool Balance ....      92.19%     89.26%     87.86%     85.49%   0.51%
                                =========  =========  =========  =========  ======

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after March 2016, the outstanding loan balances represent less than 0.51% of the Cut-Off Date
     Pool Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION         MAR-06     MAR-07     MAR-08     MAR-09     MAR-10     MAR-11
------------------------------   ---------  ---------  ---------  ---------  ---------  ---------

Locked Out ...................       92.94%     92.57%      9.88%      2.71%      0.58%      0.00%
Defeasance ...................        0.00%      0.00%     81.00%     84.85%     86.62%     87.67%
Yield Maintenance ............        7.06%      7.31%      8.99%     11.84%     12.21%     11.86%
Prepayment Premium ...........        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Open .........................        0.00%      0.12%      0.12%      0.60%      0.60%      0.47%
                                 ---------  ---------  ---------  ---------  ---------  ---------
Total ........................      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
                                 =========  =========  =========  =========  =========  =========
Group 1 Balance Outstanding
   (in millions) .............   $3,607.61  $3,592.17  $3,574.22  $3,548.69  $3,518.61  $3,360.04
                                 ---------  ---------  ---------  ---------  ---------  ---------
% of Group 1 Balance .........      100.00%     99.57%     99.07%     98.37%     97.53%     93.14%
                                 ---------  ---------  ---------  ---------  ---------  ---------

    PREPAYMENT RESTRICTION         MAR-12     MAR-13     MAR-14     MAR-15    MAR-16
------------------------------   ---------  ---------  ---------  ---------  -------

Locked Out ...................        0.00%      0.00%      0.00%      0.00%    0.00%
Defeasance ...................       87.57%     88.64%     88.53%     85.58%  100.00%
Yield Maintenance ............       11.96%     10.88%     11.00%     10.20%    0.00%
Prepayment Premium ...........        0.00%      0.00%      0.00%      0.00%    0.00%
Open .........................        0.47%      0.47%      0.47%      4.22%    0.00%
                                 ---------  ---------  ---------  ---------  -------
Total ........................      100.00%    100.00%    100.00%    100.00%  100.00%
                                 =========  =========  =========  =========  =======
Group 1 Balance Outstanding
   (in millions) .............   $3,317.91  $3,209.15  $3,158.66  $3,067.97   $15.78
                                 ---------  ---------  ---------  ---------  -------
% of Group 1 Balance .........       91.97%     88.95%     87.56%     85.04%    0.44%
                                 ---------  ---------  ---------  ---------  -------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after March 2016, the outstanding loan balances represent less than 0.44% of the Cut-Off Date
     Group 1 Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS

    PREPAYMENT RESTRICTION        MAR-06   MAR-07   MAR-08   MAR-09   MAR-10   MAR-11
------------------------------   -------  -------  -------  -------  -------  -------

Locked Out ...................    100.00%  100.00%   14.90%   10.91%    0.38%    0.00%
Defeasance ...................      0.00%    0.00%   83.12%   85.83%   96.35%   97.54%
Yield Maintenance ............      0.00%    0.00%    1.99%    3.26%    3.27%    2.46%
Prepayment Premium ...........      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
Open .........................      0.00%    0.00%    0.00%    0.00%    0.00%    0.00%
                                 -------  -------  -------  -------  -------  -------
Total ........................    100.00%  100.00%  100.00%  100.00%  100.00%  100.00%
                                 =======  =======  =======  =======  =======  =======
Group 2 Balance Outstanding
   (in millions) .............   $622.25  $620.21  $617.77  $614.73  $610.45  $592.79
                                 -------  -------  -------  -------  -------  -------
% of Group 2 Balance .........    100.00%   99.67%   99.28%   98.79%   98.10%   95.27%
                                 -------  -------  -------  -------  -------  -------

    PREPAYMENT RESTRICTION        MAR-12   MAR-13   MAR-14   MAR-15  MAR-16
------------------------------   -------  -------  -------  -------  ------

Locked Out ...................      0.00%    0.00%    0.00%    0.00%   0.00%
Defeasance ...................     97.50%   97.44%   97.41%   97.37% 100.00%
Yield Maintenance ............      2.50%    2.56%    2.59%    2.63%   0.00%
Prepayment Premium ...........      0.00%    0.00%    0.00%    0.00%   0.00%
Open .........................      0.00%    0.00%    0.00%    0.00%   0.00%
                                 -------  -------  -------  -------  ------
Total ........................    100.00% 100.00%   100.00%  100.00% 100.00%
                                 =======  =======  =======  =======  ======
Group 2 Balance Outstanding
   (in millions) .............   $581.62  $566.59  $557.72  $548.34  $ 5.88
                                 -------  -------  -------  -------  ------
% of Group 2 Balance .........     93.47%   91.06%   89.63%   88.12%   0.95%
                                 -------  -------  -------  -------  ------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after March 2016, the outstanding loan balances represent less than 0.95% of the Cut-Off Date
     Group 2 Balance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                           NUMBER OF
                                           MORTGAGE                            % OF     % OF
                                MORTGAGE    LOANS /                          INITIAL  INITIAL
                                  LOAN     MORTGAGED   LOAN   CUT-OFF DATE     POOL    GROUP
           LOAN NAME             SELLER   PROPERTIES  GROUP      BALANCE     BALANCE  BALANCE
------------------------------  --------------------  -----  --------------  -------  -------

Prime Outlets Pool ...........  Wachovia      1/10      1    $  315,340,000    7.5%     8.7%
1775 Broadway ................  Wachovia       1/1      1       250,000,000    5.9      6.9%
620 Avenue of the Americas ...  Wachovia       1/1      1       205,000,000    4.8      5.7%
Hyatt Center .................  Wachovia       1/1      1       162,500,000    3.8      4.5%
Belmar .......................  Nomura         1/1      1       132,319,524    3.1      3.7%
Clay Terrace .................  Nomura         1/1      1       115,000,000    2.7      3.2%
The InterContinental
   Hotel -- Kansas City, MO ..  Wachovia       1/1      1        73,500,000    1.7      2.0%
Britannia Business Center I ..  Wachovia       1/1      1        60,000,000    1.4      1.7%
Marriott -- Irving, TX .......  Wachovia       1/1      1        59,864,449    1.4      1.7%
Doubletree Hotel --
   Chicago, IL ...............  Wachovia       1/1      1        54,000,000    1.3      1.5%
                                             -----           --------------   ----
                                             10/19           $1,427,523,973   33.7%
                                             =====           ==============   ====
Horizon Pool .................  Wachovia       1/3      1    $   53,874,970    1.3%     1.5%
Huntington Oaks
   Shopping Center ...........  Wachovia       1/1      1        51,000,000    1.2      1.4%
3500 Maple ...................  Wachovia       1/1      1        47,000,000    1.1      1.3%
The Highland and Lodge Pool ..  Wachovia       1/2      2        46,480,000    1.1      7.5%
Sunmark Plaza ................  Wachovia       1/1      1        45,850,000    1.1      1.3%
TownMall of Westminster ......  Artesia        1/1      1        45,000,000    1.1      1.2%
Parkway Corporate Plaza ......  Wachovia       1/1      1        44,500,000    1.1      1.2%
Ranchero Village .............  Nomura         1/1      1        43,000,000    1.0      1.2%
Marriott Renaissance --
   Philadelphia, PA ..........  Wachovia       1/1      1        39,909,484    0.9      1.1%
Mountain Bay Plaza ...........  Wachovia       1/1      1        39,500,000    0.9      1.1%
                                             -----           --------------   ----
                                             10/13           $  456,114,454   10.8%
                                             =====           ==============   ====

                                             -----           --------------   ----
                                             20/32           $1,883,638,427   44.5%
                                             =====           ==============   ====

                                                                                                                  WEIGHTED
                                                             LOAN BALANCE   WEIGHTED     CUT-OFF    LTV RATIO AT   AVERAGE
                                                             PER SF/UNIT/    AVERAGE     DATE LTV     MATURITY    MORTGAGE
           LOAN NAME                   PROPERTY TYPE         ROOM/PAD(1)   DSCR(1)(2)  RATIO(1)(3)  OR ARD(1)(3)    RATE
------------------------------  ---------------------------  ------------  ----------  -----------  ------------  --------

Prime Outlets Pool ...........  Retail -- Outlet               $    181       1.21x       80.0%         70.1%      5.510%
1775 Broadway ................  Office -- CBD                  $    404       1.32x       71.4%         65.4%      5.680%
620 Avenue of the Americas ...  Office -- CBD                  $    306       1.16x       73.2%         73.2%      5.811%
Hyatt Center .................  Office -- CBD                  $    221       1.51x       65.0%         60.3%      5.440%
Belmar .......................  Mixed Use -- Retail/
                                 Office/Multifamily            $    163       1.32x       72.3%         60.9%      5.760%
Clay Terrace .................  Retail -- Anchored             $    230       1.69x       71.4%         71.4%      5.080%
The InterContinental
   Hotel -- Kansas City, MO ..  Hospitality -- Full Service    $200,820       1.30x       73.5%         66.4%      5.920%
Britannia Business Center I ..  Office -- Suburban             $    202       1.22x       73.6%         68.2%      5.320%
Marriott -- Irving, TX .......  Hospitality -- Full Service    $164,463       1.47x       72.4%         61.0%      5.730%
Doubletree Hotel --
   Chicago, IL ...............  Hospitality -- Full Service    $156,522       1.44x       67.2%         63.3%      5.510%
                                                                              1.33X       73.0%         67.0%      5.586%
Horizon Pool .................  Retail -- Outlet               $     80       1.45x       79.8%         67.0%      5.580%
Huntington Oaks
   Shopping Center ...........  Retail -- Anchored             $    202       1.37x       74.3%         74.3%      5.770%
3500 Maple ...................  Office -- CBD                  $    125       1.21x       70.1%         65.4%      5.770%
The Highland and Lodge Pool ..  Multifamily -- Conventional    $ 50,632       1.26x       79.9%         72.8%      5.480%
Sunmark Plaza ................  Retail -- Anchored             $    165       1.21x       76.4%         73.4%      5.560%
TownMall of Westminster ......  Retail -- Anchored             $    101       1.32x       79.5%         71.2%      5.570%
Parkway Corporate Plaza ......  Office -- Suburban             $    155       1.31x       66.0%         59.3%      5.690%
Ranchero Village .............  Mobile Home Park               $ 45,455       1.21x       71.7%         63.1%      5.710%
Marriott Renaissance --
   Philadelphia, PA ..........  Hospitality -- Full Service    $114,354       1.52x       65.4%         55.1%      5.720%
Mountain Bay Plaza ...........  Office -- Suburban             $    239       1.37x       60.3%         57.8%      5.390%
                                                                              1.32X       72.8%         66.4%      5.626%
                                                                              1.33X       73.0%         66.8%      5.596%

----------
(1)  Each of the Prime Outlets Pool Loan and the Hyatt Center Loan is part of a split loan structure that includes a pari passu companion loan that is not included in the trust fund. With respect to these mortgage loans, unless otherwise specified, the calculations of LTV ratio, DSC ratio and loan balance per sf are based on the aggregate indebtedness of or debt service on, as applicable, such mortgage loan and the related pari passu companion loan.

(2)  With respect to four mortgage loans (loan numbers 2, 3, 4 and 5), the DSC ratios were calculated by taking into account various assumptions regarding the financial performance of the related Mortgaged Property on a
     "stabilized" basis.

(3)  The appraised value for the Mortgaged Properties with respect to 2 Mortgage
     Loans (loan numbers 7 and 10) is based on an "as-stabilized" basis.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                    [9 PHOTOS OF PRIME OUTLETS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                      [MAP FOR PRIME OUTLETS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $315,340,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     7.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       David Lichtenstein
TYPE OF SECURITY                                               Fee and Leasehold
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                       Yes
   ENGINEERING                                     $59,375
   TI/LC                                        $3,304,625
   GROUND RENT(2)                                 $127,768
   RELETTING RESERVE                            $1,500,000
   RECONFIGURATION RESERVE(3)                   $5,000,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                       Yes
   REPLACEMENT                                     $46,986
   TI/LC                                          $363,842
   GROUND RENT                                      $9,440

ADDITIONAL FINANCING(4)                    Pari Passu Debt          $315,340,000

                                                             PARI PASSU NOTES(5)
                                                             -------------------
CUT-OFF DATE BALANCE                                                $630,680,000
CUT-OFF DATE BALANCE/SF                                                     $181
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          70.1%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

(1)  Loan allows for partial defeasance with property specific premiums based on individual allocated loan amounts and other fees described in the Mortgage
     Loan documents.

(2)  Initial Ground Rent deposit pertains to the Gulfport Mortgaged Property
     (the only Mortgaged Property secured in leasehold estate).

(3)  Escrow will be held until such time as the reconfiguration at the Pleasant
     Prairie Mortgaged Property is complete, the allocated DSCR equals at least
     1.20x and the LTV equals no more than 80% with respect to the Pleasant
     Prairie Mortgaged Property and the DSCR with respect to the Prime Outlets
     Pool Loan is 1.30x or greater.

(4)  Future mezzanine debt is permitted upon meeting certain LTV and DSCR criteria subject to a maximum combined LTV of 90.0% and a minimum combined
     DSCR of 1.10x as described in the related Mortgage Loan documents.

(5)  LTV ratios, DSCR and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of the Prime Outlets Pool Loan and the Prime Outlets
     Pool Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                10
LOCATION                                                                 Various
PROPERTY TYPE                                                   Retail -- Outlet
SIZE (SF)                                                              3,492,882
OCCUPANCY AS OF NOVEMBER 28, 2005                                          89.0%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $788,350,000
PROPERTY MANAGEMENT                                           Prime Retail, L.P.
UW ECONOMIC OCCUPANCY                                                      89.1%
UW REVENUES                                                          $81,307,368
UW TOTAL EXPENSES                                                    $24,982,151
UW NET OPERATING INCOME (NOI)                                        $56,325,217
UW NET CASH FLOW (NCF)                                               $51,881,207
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                           PRIME OUTLETS POOL SUMMARY

                                 ALLOCATED                           PARTIAL
                                  CUT-OFF                          DEFEASANCE
                                   DATE                              RELEASE   YEAR BUILT /    SQUARE
PROPERTY NAME                     BALANCE          LOCATION         PRICE(1)     RENOVATED    FOOTAGE
-----------------------------  ------------  --------------------  ----------  ------------  ---------

Prime Outlets at San
   Marcos ...................  $ 76,750,000  San Marcos, TX           None      1990 / 2005    640,974
Prime Outlets at Grove
   City .....................    60,620,000  Grove City, PA           None       1994 / NA     532,290
Prime Outlets at Ellenton ...    56,050,000  Ellenton, FL             None       1991 / NA     476,534
Prime Outlets at
   Jeffersonville ...........    37,550,000  Jeffersonville, OH       None       1993 / NA     409,923
Prime Outlets at
   Pleasant Prairie .........    32,250,000  Pleasant Prairie, WI     125%      1989 / 2001    270,324
Prime Outlets at Huntley ....    16,000,000  Huntley, IL              110%       1994 / NA     279,387
Prime Outlets at Gulfport ...    13,500,000  Gulfport, MS             125%       1995 / NA     302,799
Prime Outlets at Naples .....     8,600,000  Naples, FL               110%       1991 / NA     145,962
Prime Outlets at
   Lebanon ..................     8,300,000  Lebanon, TN              125%       1998 / NA     226,816
Prime Outlets at Florida
   City .....................     5,720,000  Homestead, FL            125%       1994 / NA     207,873
                               ------------                                                  ---------
                               $315,340,000                                                  3,492,882
                               ============                                                  =========

                                 CUT-OFF
                                  DATE
                                 BALANCE                            UNDERWRITTEN                APPRAISED
                               PER SQUARE                    UW          NET        APPRAISED     VALUE
PROPERTY NAME                    FOOT(2)   OCCUPANCY(3)  OCCUPANCY    CASH FLOW       VALUE       PER SF
-----------------------------  ----------  ------------  ---------  ------------  ------------  ---------

Prime Outlets at San
   Marcos ...................     $239         92.3%       91.2%     $11,953,720  $200,000,000     $312
Prime Outlets at Grove
   City .....................     $228         97.1%       97.1%      10,835,441   148,000,000     $278
Prime Outlets at Ellenton ...     $235         98.3%       98.3%       9,898,616   137,000,000     $287
Prime Outlets at
   Jeffersonville ...........     $183         96.5%       96.3%       7,415,225    91,600,000     $223
Prime Outlets at
   Pleasant Prairie .........     $239         97.3%       96.5%       4,934,801    78,700,000     $291
Prime Outlets at Huntley ....     $115         78.8%       72.5%       1,636,063    40,000,000     $143
Prime Outlets at Gulfport ...     $ 89         79.4%       70.8%       2,447,502    36,500,000     $121
Prime Outlets at Naples .....     $118         78.9%       76.2%         975,879    21,500,000     $147
Prime Outlets at
   Lebanon ..................     $ 73         77.7%       73.1%       1,492,480    20,750,000     $ 91
Prime Outlets at Florida
   City .....................     $ 55         58.1%       48.5%         291,480    14,300,000     $ 69
                                                                     -----------  ------------
                                  $181         89.0%       89.1%     $51,881,207  $788,350,000     $226
                                                                     ===========  ============

(1)  Subject to additional fees and conditions as specified in the Mortgage Loan documents.

(2)  The Prime Outlets Pool loan is part of a split loan structure that includes a pari passu companion loan that is not included in the trust fund. The calculation of loan balance per square foot is based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu Companion
     Loan.

(3)  Occupancy date as of November 28, 2005 for all properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                       NUMBER                    % OF NET
                                      RATINGS*         OF POOL    NET RENTABLE   RENTABLE   ACTUAL RENT                    % OF
TENANT                           MOODY'S/S&P/FITCH   PROPERTIES     AREA (SF)      AREA         PSF       ACTUAL RENT   ACTUAL RENT
------------------------------   -----------------   ----------   ------------   --------   -----------   -----------   -----------

MAJOR TENANTS
   Nike ......................        A2/A+/NR            7           100,395       2.9%       $14.74     $ 1,479,676        2.9%
   Gap .......................     Baa3/BBB-/BBB-         9            95,902       2.7        $11.22       1,076,424        2.1
   Pottery Barn ..............        NR/NR/NR            2            91,222       2.6        $ 2.43         221,967        0.4
   Bass Company Store ........       B1/BB/BB+           10            78,795       2.3        $11.32         892,309        1.7
   Liz Claiborne .............      Baa2/BBB/NR           7            69,082       2.0        $11.70         808,246        1.6
   Dress Barn ................        NR/NR/NR            8            66,427       1.9        $10.78         715,828        1.4
   Polo Ralph Lauren .........      Baa2/BBB/NR           7            65,042       1.9        $ 8.97         583,705        1.1
   Mikasa ....................        NR/NR/NR            7            57,665       1.7        $ 9.16         528,069        1.0
   Brooks Brothers ...........        NR/NR/NR            6            50,923       1.5        $15.93         811,395        1.6
   Ann Taylor ................       Ba2/NR/NR            7            50,310       1.4        $17.72         891,427        1.7
                                                                    ---------     -----                   -----------      -----
   TOTAL MAJOR TENANTS .......                                        725,763      20.8%       $11.04     $ 8,009,046       15.5%
NON-MAJOR TENANTS ............                                      2,382,456      68.2        $18.36      43,741,519       84.5
                                                                    ---------     -----                   -----------      -----
OCCUPIED TOTAL ...............                                      3,108,219      89.0%       $16.65     $51,750,565      100.0%
VACANT SPACE .................                                        384,663      11.0
                                                                    ---------     -----
TOTAL ........................                                      3,492,882     100.0%
                                                                    =========     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                            WA BASE                             CUMULATIVE %                    CUMULATIVE %
             # OF LEASES    RENT/SF   TOTAL SF    % OF TOTAL        OF SF       % OF ACTUAL    OF ACTUAL RENT
   YEAR        EXPIRING    EXPIRING   EXPIRING   SF EXPIRING*     ROLLING*     RENT ROLLING*      ROLLING*
----------   -----------   --------   --------   ------------   ------------   -------------   --------------

   2006          212        $13.01     712,922       20.4%          20.4%          17.9%            17.9%
   2007          103        $16.93     428,574       12.3%          32.7%          14.0%            31.9%
   2008          110        $17.87     433,560       12.4%          45.1%          15.0%            46.9%
   2009          103        $18.18     455,630       13.0%          58.1%          16.0%            62.9%
   2010           78        $17.75     361,416       10.3%          68.5%          12.4%            75.3%
   2011           23        $12.64     155,922        4.5%          72.9%           3.8%            79.1%
   2012           26        $20.91     108,274        3.1%          76.0%           4.4%            83.5%
   2013           18        $22.48      57,667        1.7%          77.7%           2.5%            86.0%
   2014           19        $18.23      63,154        1.8%          79.5%           2.2%            88.2%
   2015           47        $23.33     186,282        5.3%          84.8%           8.4%            96.6%
   2016           12        $25.79      47,217        1.4%          86.2%           2.4%            99.0%
Thereafter         3        $ 5.40      97,601        2.8%          89.0%           1.0%           100.0%
  Vacant           0          NA       384,663       11.0%         100.0%           0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT SAN MARCOS

                                 TENANT SUMMARY

                                                                   % OF NET
                                       RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                            MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   ------------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Pottery Barn Outlet .......         NR/NR/NR          63,332       9.9%      $ 0.96    $    60,642       0.5%     January 2018
   Neiman Marcus Last Call ...        B2/B+/CCC+         28,048       4.4       $ 9.98        280,000       2.5      January 2021
   Gap Outlet ................     Baa3/BBB-/BBB-        23,876       3.7       $13.00        310,382       2.8        March 2009
   Off 5th Saks ..............         B2/B+/B           22,176       3.5       $ 9.50        210,672       1.9     December 2010
   Nike ......................         A2/A+/NR          18,040       2.8       $16.00        288,640       2.6        April 2008
                                                        -------     -----                 -----------     -----
   TOTAL MAJOR TENANTS .......                          155,472      24.3%      $ 7.40    $ 1,150,336      10.3%
NON-MAJOR TENANTS ............                          435,886      68.0       $23.07     10,056,905      89.7
                                                        -------     -----                 -----------     -----
OCCUPIED TOTAL ...............                          591,358      92.3%      $18.95    $11,207,241     100.0%
VACANT SPACE .................                           49,616       7.7
                                                        -------     -----
TOTAL ........................                          640,974     100.0%
                                                        =======     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL   OF ACTUAL RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*     ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  --------------

   2006          17       $23.09     37,651       5.9%          5.9%          7.8%            7.8%
   2007           8       $17.64     27,406       4.3%         10.1%          4.3%           12.1%
   2008          14       $19.90     57,922       9.0%         19.2%         10.3%           22.4%
   2009          15       $19.51     76,555      11.9%         31.1%         13.3%           35.7%
   2010          14       $20.60     64,030      10.0%         41.1%         11.8%           47.4%
   2011           3       $11.93     22,191       3.5%         44.6%          2.4%           49.8%
   2012           9       $20.20     42,058       6.6%         51.1%          7.6%           57.4%
   2013           5       $21.53     20,472       3.2%         54.3%          3.9%           61.3%
   2014           6       $16.22     28,120       4.4%         58.7%          4.1%           65.4%
   2015          26       $28.23    101,792      15.9%         74.6%         25.6%           91.0%
   2016           5       $30.73     15,560       2.4%         77.0%          4.3%           95.3%
Thereafter        3       $ 5.40     97,601      15.2%         92.3%          4.7%          100.0%
  Vacant          0         NA       49,616       7.7%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT GROVE CITY

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Vanity Fair ...............        A3/A-/NR          26,842       5.0%      $10.75    $   288,552       2.8%    November 2009
   Old Navy ..................     Baa3/BBB-/BBB-       20,188       3.8       $14.00        282,632       2.7      October 2010
   Nike ......................         A2/A+/NR         13,475       2.5       $15.58        209,955       2.0     February 2010
   Reebok/Rockport ...........        Baa2/NR/NR        11,356       2.1       $19.00        215,764       2.1          May 2010
   Brooks Brothers ...........         NR/NR/NR          9,584       1.8       $18.65        178,741       1.7       August 2009
                                                       -------     -----                 -----------     -----
   TOTAL MAJOR TENANTS .......                          81,445      15.3%      $14.43    $ 1,175,644      11.3%
NON-MAJOR TENANTS ............                         435,526      81.8       $21.19      9,230,945      88.7
                                                       -------     -----                 -----------     -----
OCCUPIED TOTAL ...............                         516,971      97.1%      $20.13    $10,406,589     100.0%
VACANT SPACE .................                          15,319       2.9
                                                       -------     -----
TOTAL ........................                         532,290     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL   OF ACTUAL RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*     ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  --------------

   2006          27       $19.87     82,645      15.5%         15.5%         15.8%           15.8%
   2007          24       $20.41     93,482      17.6%         33.1%         18.3%           34.1%
   2008          13       $21.56     41,229       7.7%         40.8%          8.5%           42.7%
   2009          27       $18.20    135,167      25.4%         66.2%         23.6%           66.3%
   2010          20       $19.98    100,137      18.8%         85.0%         19.2%           85.5%
   2011           5       $25.68     13,767       2.6%         87.6%          3.4%           88.9%
   2012           4       $27.49     12,055       2.3%         89.9%          3.2%           92.1%
   2013           5       $22.75     16,960       3.2%         93.1%          3.7%           95.8%
   2014           3       $17.78      5,718       1.1%         94.2%          1.0%           96.8%
   2015           6       $21.16     15,811       3.0%         97.1%          3.2%          100.0%
   2016           0       $ 0.00          0       0.0%         97.1%          0.0%          100.0%
Thereafter        0       $ 0.00          0       0.0%         97.1%          0.0%          100.0%
  Vacant          0         NA       15,319       2.9%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT ELLENTON

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)      AREA        PSF     ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Vanity Fair ...............        A3/A-/NR          23,272       4.9%      $ 5.12     $  119,153       1.3%    December 2008
   Off 5th Saks ..............        B2/B+/B           19,804       4.2       $10.50        207,942       2.2     December 2011
   Nike ......................        A2/A+/NR          15,076       3.2       $14.50        218,602       2.3     November 2008
   Gap .......................     Baa3/BBB-/BBB-       10,111       2.1       $11.00        111,221       1.2        April 2008
   Liz Claiborne .............      Baa2/BBB/NR         10,100       2.1       $ 4.83         48,780       0.5      October 2006
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          78,363      16.4%      $ 9.01     $  705,698       7.5%
NON-MAJOR TENANTS ...........                          390,246      81.9       $22.32      8,710,386      92.5
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ..............                          468,609      98.3%      $20.09     $9,416,084     100.0%
VACANT SPACE ................                            7,925       1.7
                                                       -------     -----
TOTAL .......................                          476,534     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL   OF ACTUAL RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*     ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  --------------

   2006          27       $18.81     87,757      18.4%         18.4%         17.5%           17.5%
   2007          20       $22.55     68,856      14.4%         32.9%         16.5%           34.0%
   2008          31       $18.26    141,564      29.7%         62.6%         27.4%           61.5%
   2009          15       $21.09     47,836      10.0%         72.6%         10.7%           72.2%
   2010          10       $26.91     32,561       6.8%         79.4%          9.3%           81.5%
   2011           5       $15.97     35,554       7.5%         86.9%          6.0%           87.5%
   2012           4       $17.93     17,462       3.7%         90.6%          3.3%           90.8%
   2013           1       $23.00      1,198       0.3%         90.8%          0.3%           91.1%
   2014           2       $23.16      3,543       0.7%         91.6%          0.9%           92.0%
   2015           6       $21.76     23,761       5.0%         96.5%          5.5%           97.5%
   2016           2       $27.69      8,517       1.8%         98.3%          2.5%          100.0%
Thereafter        0       $ 0.00          0       0.0%         98.3%          0.0%          100.0%
  Vacant          0         NA        7,925       1.7%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT JEFFERSONVILLE

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Pottery Barn ..............        NR/NR/NR          27,890       6.8%      $ 5.78     $  161,325       2.3%     January 2011
   Nike ......................        A2/A+/NR          13,840       3.4       $14.60        202,064       2.8         June 2007
   Brooks Brothers ...........        NR/NR/NR          10,065       2.5       $20.77        209,050       2.9     December 2008
   Casual Corner Annex .......        NR/NR/NR           9,520       2.3       $20.77        197,730       2.8     December 2010
   Banana Republic ...........     Baa3/BBB-/BBB-        9,149       2.2       $18.92        173,071       2.4      October 2009
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          70,464      17.2%      $13.39     $  943,240      13.2%
NON-MAJOR TENANTS ............                         325,157      79.3       $19.04      6,192,264      86.8
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         395,621      96.5%      $18.04     $7,135,504     100.0%
VACANT SPACE .................                          14,302       3.5
                                                       -------     -----
TOTAL ........................                         409,923     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          24       $14.99    84,763       20.7%         20.7%         17.8%          17.8%
   2007          12       $17.84    51,138       12.5%         33.2%         12.8%          30.6%
   2008          16       $19.96    53,345       13.0%         46.2%         14.9%          45.5%
   2009          15       $17.25    68,813       16.8%         63.0%         16.6%          62.1%
   2010           7       $22.14    25,446        6.2%         69.2%          7.9%          70.0%
   2011           4       $12.80    41,119       10.0%         79.2%          7.4%          77.4%
   2012           4       $22.41    19,669        4.8%         84.0%          6.2%          83.6%
   2013           5       $30.35    10,401        2.5%         86.5%          4.4%          88.0%
   2014           3       $22.31    11,398        2.8%         89.3%          3.6%          91.6%
   2015           4       $21.11    19,236        4.7%         94.0%          5.7%          97.3%
   2016           2       $18.94    10,293        2.5%         96.5%          2.7%         100.0%
Thereafter        0       $ 0.00         0        0.0%         96.5%          0.0%         100.0%
  Vacant          0         NA      14,302        3.5%        100.0%          0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT PLEASANT PRAIRIE

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Nike ......................        A2/A+/NR          17,500       6.5%      $16.00     $  280,000       5.6%         May 2007
   Polo Ralph Lauren .........      Baa2/BBB/NR          9,200       3.4       $10.47         96,329       1.9      October 2008
   Bass Company Store ........       B1/BB/BB+           9,200       3.4       $18.14        166,888       3.3     December 2009
   Liz Claiborne .............      Baa2/BBB/NR          9,000       3.3       $12.00        108,000       2.1          May 2011
   Gap Outlet ................     Baa3/BBB-/BBB-        9,000       3.3       $14.50        130,500       2.6          May 2009
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          53,900      19.9%      $14.50     $  781,717      15.5%
NON-MAJOR TENANTS ............                         209,058      77.3       $20.36      4,256,416      84.5
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         262,958      97.3%      $19.16     $5,038,133     100.0%
VACANT SPACE .................                           7,366       2.7
                                                       -------     -----
TOTAL ........................                         270,324     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          10       $15.67    33,149       12.3%         12.3%         10.3%          10.3%
   2007          14       $19.35    57,799       21.4%         33.6%         22.2%          32.5%
   2008           9       $19.99    38,583       14.3%         47.9%         15.3%          47.8%
   2009          15       $19.57    58,921       21.8%         69.7%         22.9%          70.7%
   2010           7       $19.93    32,354       12.0%         81.7%         12.8%          83.5%
   2011           1       $12.00     9,000        3.3%         85.0%          2.1%          85.6%
   2012           2       $24.06     5,100        1.9%         86.9%          2.4%          88.1%
   2013           1       $17.00     4,400        1.6%         88.5%          1.5%          89.6%
   2014           2       $21.95     8,700        3.2%         91.7%          3.8%          93.4%
   2015           2       $13.64     9,602        3.6%         95.3%          2.6%          96.0%
   2016           2       $38.11     5,350        2.0%         97.3%          4.0%         100.0%
Thereafter        0       $ 0.00         0        0.0%         97.3%          0.0%         100.0%
  Vacant          0         NA       7,366        2.7%        100.0%          0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT HUNTLEY

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Casual Corner Annex .......        NR/NR/NR          11,036       4.0%      $10.00     $  110,360       5.3%      August 2006
   Liz Claiborne .............      Baa2/BBB/NR         10,955       3.9       $ 4.38         47,983       2.3        March 2015
   Reebok/Rockport ...........       Baa2/NR/NR         10,469       3.7       $ 6.42         67,211       3.2       August 2007
   Dress Barn Woman ..........        NR/NR/NR           8,996       3.2       $ 8.38         75,387       3.6     December 2010
   Bass Company Store ........       B1/BB/BB+           8,791       3.1       $ 2.56         22,548       1.1               MTM
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          50,247      18.0%      $ 6.44     $  323,489      15.6%
NON-MAJOR TENANTS ............                         169,819      60.8       $10.31      1,750,322      84.4
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         220,066      78.8%      $ 9.42     $2,073,811     100.0%
VACANT SPACE .................                          59,321      21.2
                                                       -------     -----
TOTAL ........................                         279,387     100.0%
                                                       =======     =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          20       $ 8.11    78,783       28.2%         28.2%         30.8%          30.8%
   2007           5       $12.02    27,053        9.7%         37.9%         15.7%          46.5%
   2008           4       $13.98    18,210        6.5%         44.4%         12.3%          58.8%
   2009           4       $ 9.81    11,724        4.2%         48.6%          5.5%          64.3%
   2010          10       $10.38    49,134       17.6%         66.2%         24.6%          88.9%
   2011           2       $ 7.14    14,043        5.0%         71.2%          4.8%          93.7%
   2012           0       $ 0.00         0        0.0%         71.2%          0.0%          93.7%
   2013           0       $ 0.00         0        0.0%         71.2%          0.0%          93.7%
   2014           2       $ 9.34     5,039        1.8%         73.0%          2.3%          96.0%
   2015           3       $ 5.14    16,080        5.8%         78.8%          4.0%         100.0%
   2016           0       $ 0.00         0        0.0%         78.8%          0.0%         100.0%
Thereafter        0       $ 0.00         0        0.0%         78.8%          0.0%         100.0%
  Vacant          0         NA      59,321       21.2%        100.0%          0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT GULFPORT

                                 TENANT SUMMARY

                                                                  % OF NET                                              DATE OF
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF           LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT     EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------   --------------

MAJOR TENANTS
   VF Outlet .................        A3/A-/NR          22,161       7.3%      $ 1.82     $   40,333       1.5%         March 2010
   Burke's ...................        A3/A-/A-          13,848       4.6       $ 2.04         28,250       1.0      September 2007
   Nike ......................        A2/A+/NR          13,452       4.4       $11.60        156,043       5.7       November 2007
   Reebok/Rockport ...........       Baa2/NR/NR         10,001       3.3       $15.50        155,016       5.7           June 2006
   Gap .......................     Baa3/BBB-/BBB-        9,977       3.3       $ 7.00         69,839       2.6         August 2006
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          69,439      22.9%      $ 6.47     $  449,481      16.5%
NON-MAJOR TENANTS ............                         171,031      56.5       $13.28      2,271,911      83.5
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         240,470      79.4%      $11.32     $2,721,392     100.0%
VACANT SPACE .................                          62,329      20.6
                                                       -------     -----
TOTAL ........................                         302,799     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          27       $12.88    96,410       31.8%         31.8%         45.6%           45.6%
   2007          12       $ 9.89    55,147       18.2%         50.1%         20.0%           65.7%
   2008           4       $18.54     6,829        2.3%         52.3%          4.7%           70.3%
   2009           4       $17.47    19,958        6.6%         58.9%         12.8%           83.1%
   2010           6       $ 6.13    42,216       13.9%         72.8%          9.5%           92.6%
   2011           1       $ 0.93     7,786        2.6%         75.4%          0.3%           92.9%
   2012           2       $17.95     7,888        2.6%         78.0%          5.2%           98.1%
   2013           1       $12.18     4,236        1.4%         79.4%          1.9%          100.0%
   2014           0       $ 0.00         0        0.0%         79.4%          0.0%          100.0%
   2015           0       $ 0.00         0        0.0%         79.4%          0.0%          100.0%
   2016           0       $ 0.00         0        0.0%         79.4%          0.0%          100.0%
Thereafter        0       $ 0.00         0        0.0%         79.4%          0.0%          100.0%
  Vacant          0         NA      62,329       20.6%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT NAPLES

                                 TENANT SUMMARY

                                                                   % OF NET
                                      RATINGS*      NET RENTABLE   RENTABLE  ACTUAL RENT                   % OF      DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)      AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  ---------  -----------  -----------  -----------  --------------

MAJOR TENANTS
   Liz Claiborne .............      Baa2/BBB/NR         12,000        8.2%      $10.50     $  126,000      10.6%     December 2009
   Mikasa ....................        NR/NR/NR           8,120        5.6       $13.35        108,402       9.1     September 2007
   Bass Company Store ........       B1/BB/BB+           7,504        5.1       $ 4.38         32,868       2.8                MTM
   Swim Mart .................        NR/NR/NR           6,176        4.2       $20.00        123,520      10.4       January 2007
   Factory Brand Shoes .......       B1/BB/BB+           6,172        4.2       $ 9.38         57,893       4.9         April 2006
                                                       -------      -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          39,972       27.4%      $11.22     $  448,683      37.6%
NON-MAJOR TENANTS ............                          75,216       51.5       $ 9.90        744,510      62.4
                                                       -------      -----                  ----------     -----
OCCUPIED TOTAL ...............                         115,188       78.9%      $10.36     $1,193,193     100.0%
VACANT SPACE .................                          30,774       21.1
                                                       -------      -----
TOTAL ........................                         145,962      100.0%
                                                       =======      =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                 CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          21       $ 7.76    67,282       46.1%         46.1%         43.8%           43.8%
   2007           2       $16.22    14,296        9.8%         55.9%         19.4%           63.2%
   2008           3       $11.91    10,931        7.5%         63.4%         10.9%           74.1%
   2009           3       $13.37    17,240       11.8%         75.2%         19.3%           93.4%
   2010           2       $14.39     5,439        3.7%         78.9%          6.6%          100.0%
   2011           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
   2012           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
   2013           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
   2014           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
   2015           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
   2016           0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
Thereafter        0       $ 0.00         0        0.0%         78.9%          0.0%          100.0%
  Vacant          0         NA      30,774       21.1%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT LEBANON

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Liz Claiborne .............      Baa2/BBB/NR         12,048       5.3%      $ 9.71    $  117,000        6.9%       March 2009
   Gap .......................     Baa3/BBB-/BBB-        9,050       4.0       $ 7.07        64,014        3.8        April 2006
   Dress Barn ................        NR/NR/NR           8,951       3.9       $ 5.83        52,184        3.1         June 2008
   Bass Company Store ........       B1/BB/BB+           8,834       3.9       $ 3.54        31,239        1.9        April 2006
   Polo Ralph Lauren .........      Baa2/BBB/NR          8,426       3.7       $10.52        88,676        5.3        April 2008
                                                       -------     -----                 ----------      -----
   TOTAL MAJOR TENANTS .......                          47,309      20.9%      $ 7.46    $  353,113       20.9%
NON-MAJOR TENANTS ............                         128,838      56.8       $10.35     1,333,099       79.1
                                                       -------     -----                 ----------      -----
OCCUPIED TOTAL ...............                         176,147      77.7%      $ 9.57    $1,686,212      100.0%
VACANT SPACE .................                          50,669      22.3
                                                       -------     -----
TOTAL ........................                         226,816     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                  CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          22       $ 6.91    72,769        32.1%         32.1%         29.8%          29.8%
   2007           4       $ 7.53    13,506         6.0%         38.0%          6.0%          35.8%
   2008          15       $11.85    60,162        26.5%         64.6%         42.3%          78.1%
   2009           2       $13.21    14,557         6.4%         71.0%         11.4%          89.5%
   2010           0       $ 0.00         0         0.0%         71.0%          0.0%          89.5%
   2011           1       $ 1.99     3,614         1.6%         72.6%          0.4%          89.9%
   2012           1       $16.00     4,042         1.8%         74.4%          3.8%          93.8%
   2013           0       $ 0.00         0         0.0%         74.4%          0.0%          93.8%
   2014           0       $ 0.00         0         0.0%         74.4%          0.0%          93.8%
   2015           0       $ 0.00         0         0.0%         74.4%          0.0%          93.8%
   2016           1       $14.00     7,497         3.3%         77.7%          6.2%         100.0%
Thereafter        0       $ 0.00         0         0.0%         77.7%          0.0%         100.0%
  Vacant          0         NA      50,669        22.3%        100.0%          0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT FLORIDA CITY

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Bealls ....................        NR/NR/NR          15,401       7.4%      $ 0.00      $      0        0.0%    November 2007
   Nike ......................        A2/A+/NR           9,012       4.3       $13.80       124,372       14.3         June 2010
   Dress Barn ................        NR/NR/NR           9,008       4.3       $ 0.00             0        0.0     December 2006
   Levi's/Dockers ............       Caa2/B-/B           8,871       4.3       $19.24       170,651       19.6               MTM
   Gap Outlet ................     Baa3/BBB-/BBB-        8,848       4.3       $ 4.00        35,392        4.1        March 2011
                                                       -------     -----                   --------      -----
   TOTAL MAJOR TENANTS .......                          51,140      24.6%      $ 6.46      $330,415       37.9%
NON-MAJOR TENANTS ............                          69,691      33.5       $ 7.78       541,991       62.1
                                                       -------     -----                   --------      -----
OCCUPIED TOTAL ...............                         120,831      58.1%      $ 7.22      $872,406      100.0%
VACANT SPACE .................                          87,042      41.9
                                                       -------     -----
TOTAL ........................                         207,873     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                          CUMULATIVE %                 CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       OF SF      % OF ACTUAL     OF ACTUAL
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*    ROLLING*    RENT ROLLING*  RENT ROLLING*
----------  -----------  --------  --------  ------------  ------------  -------------  -------------

   2006          17       $ 5.81    71,713       34.5%         34.5%         47.8%           47.8%
   2007           2       $ 3.95    19,891        9.6%         44.1%          9.0%           56.8%
   2008           1       $13.00     4,785        2.3%         46.4%          7.1%           63.9%
   2009           3       $19.52     4,859        2.3%         48.7%         10.9%           74.8%
   2010           2       $16.41    10,099        4.9%         53.6%         19.0%           93.8%
   2011           1       $ 4.00     8,848        4.3%         57.8%          4.1%           97.8%
   2012           0       $ 0.00         0        0.0%         57.8%          0.0%           97.8%
   2013           0       $ 0.00         0        0.0%         57.8%          0.0%           97.8%
   2014           1       $30.00       636        0.3%         58.1%          2.2%          100.0%
   2015           0       $ 0.00         0        0.0%         58.1%          0.0%          100.0%
   2016           0       $ 0.00         0        0.0%         58.1%          0.0%          100.0%
Thereafter        0       $ 0.00         0        0.0%         58.1%          0.0%          100.0%
  Vacant          0         NA      87,042       41.9%        100.0%          0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Prime Outlets Pool Loan") is secured by first mortgages or deeds of trust encumbering ten retail outlet centers located in various locations throughout the United States. The Prime
     Outlets Pool Loan represents approximately 7.5% of the Cut-Off Date Pool
     Balance. The Prime Outlets Pool Loan was originated on January 9, 2006 and has an aggregate principal balance as of the Cut-Off Date of $315,340,000.
     The Prime Outlets Pool Loan, which is evidenced by a pari passu note dated
     January 9, 2006, is a portion of a whole loan with an original principal balance of $630,680,000. The other loan related to the Prime Outlets Pool
     Loan is evidenced by a separate note, dated January 9, 2006 (the "Prime
     Outlets Pool Pari Passu Loan"), with an original principal balance of
     $315,340,000. The Prime Outlets Pool Pari Passu Loan will not be an asset of the Trust Fund. The Prime Outlets Pool Pari Passu Loan and the Prime
     Outlets Pool Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans". The Prime Outlets Pool Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Prime Outlets Pool Loan has a remaining term of 118 months and matures on January 11, 2016. The Prime Outlets Pool Loan may be prepaid on or after
     November 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 11 special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime Outlets Pool Loan. The sponsor of the borrowers is David Lichtenstein. Mr. Lichtenstein has built a portfolio of 20,000 apartment units and 27 million square feet of commercial and retail space in 28 states over the past 17 years as
     President and Founder of The Lightstone Group.

o    THE PROPERTIES. The Mortgaged Properties consist of 10 Prime Retail Outlet
     Centers located throughout the United States. As of November 28, 2005 the occupancy rate for the Mortgaged Properties securing the Prime Outlets Pool
     Loan was approximately 89.0%.

o    RELEASE. The borrower may obtain the release of a certain portion of the
     Pleasant Prairie Mortgaged Property in connection with such portion being reconfigured in conjunction with the planned construction of a food court.
     In connection with such free release, the borrower is required to deposit
     $5,000,000 into a reconfiguration reserve to be held by the mortgagee until such time as the allocated DSCR equals at least 1.20x and the LTV equals no more than 80% with respect to the Pleasant Prairie Mortgaged Property and the DSCR with respect to the Prime Outlets Pool Loan is 1.30x or greater.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Prime Retail, L.P., an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Prime Outlets
     Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  1775 BROADWAY
--------------------------------------------------------------------------------

                       [3 PHOTOS OF 1775 BROADWAY OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  1775 BROADWAY
--------------------------------------------------------------------------------

                         [MAP FOR 1775 BROADWAY OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  1775 BROADWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $250,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                           Joseph Moinian
TYPE OF SECURITY(1)                                                         Both
MORTGAGE RATE                                                             5.680%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          48
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   ENGINEERING                                       $400,994
   FREE RENT                                         $812,500

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT                                        $ 5,151
   TI/LC(2)                                           $38,633

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $250,000,000
CUT-OFF DATE BALANCE/SF                                                     $404
CUT-OFF DATE LTV                                                           71.4%
MATURITY DATE LTV                                                          65.4%
UW DSCR ON NCF(3)                                                          1.32x
--------------------------------------------------------------------------------

(1)  The Mortgaged Property is subject to a condominium arrangement, and the New
     York City Industrial Development Agency (the "IDA") has been granted a fee estate in the condominium unit (the "Newsweek Space") occupied by Newsweek,
     Inc. and certain of its affiliates. Midtown Realty Company, predecessor in interest to the borrower, entered into an overlease with the IDA with respect to the Newsweek Space, and subsequently entered into a sublease
     (the "Newsweek Lease") with Newsweek, Inc. with respect to the Newsweek
     Space.

(2)  Capped at $2,000,000. If a new tenant leases the Newsweek Space or Newsweek renews on its space, subject to certain provisions described in the
     Mortgage Loan documents, the cap will be reduced to $1,250,000.

(3)  The underwritten net cash flow assumes Newsweek is paying $40/sf, as
     Newsweek has a renewal option, beginning in 2009, at a rate equal to 90% of the then market rent. The current in-place base rent payable under the
     Newsweek lease is $17/sf.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                618,122
OCCUPANCY AS OF DECEMBER 16, 2005                                          97.9%
YEAR BUILT / YEAR RENOVATED                                          1904 / 2003
APPRAISED VALUE                                                     $350,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES(3)                                                       $33,740,475
UW TOTAL EXPENSES                                                    $ 9,826,060
UW NET OPERATING INCOME (NOI)                                        $23,914,415
UW NET CASH FLOW (NCF)                                               $22,851,150
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  1775 BROADWAY
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                  RATINGS(1)                % OF NET
                                 MOODY'S/S&P  NET RENTABLE  RENTABLE  ACTUAL RENT                  % OF      DATE OF LEASE
TENANT                             /FITCH       AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Newsweek, Inc.(2) .........     A1/A+/NR      203,000      32.8%      $17.00    $ 3,450,080      15.4%       April 2009
   Comedy Partners (3) .......    NR/NR/BBB      111,000      18.0       $30.62      3,398,850      15.2         June 2008
   CompUSA ...................     NR/NR/NR       32,750       5.3       $46.72     1,530,141        6.8         June 2011
   Telemundo Network (3) .....    Aaa/AAA/NR      27,790       4.5       $25.27        702,279       3.1         July 2008
   Gilder, Gagnon ............     NR/NR/NR       27,106       4.4       $34.92        946,414       4.2      January 2010
                                                 -------     -----       ------    -----------      ----
   TOTAL MAJOR TENANTS .......                   401,646      65.0%      $24.97    $10,027,764      44.8%
NON-MAJOR TENANTS ............                   203,421      32.9       $60.85     12,377,662      55.2
                                                 -------     -----       ------    -----------      ----
OCCUPIED TOTAL ...............                   605,067      97.9%      $37.03    $22,405,426     100.0%
VACANT SPACE .................                    13,055       2.1
                                                 -------     -----
TOTAL ........................                   618,122     100.0%
                                                 =======     =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The underwritten net cash flow assumes Newsweek is paying $40/sf, which equals 90% of current market rent, as Newsweek has a renewal option beginning in 2009, at a rate equal to 90% of the then market rent.

(3)  The underwritten net cashflow assumes a market rent of $45 per square foot in anticipation of the rent bumping to market upon the expiration of the current leases in 2008.

                            LEASE EXPIRATION SCHEDULE

                                                                                                CUMULATIVE % OF
            # OF LEASES  WA BASE RENT/  TOTAL SF   % OF TOTAL   CUMULATIVE % OF   % OF ACTUAL     ACTUAL RENT
   YEAR       EXPIRING    SF EXPIRING   EXPIRING  SF EXPIRING*    SF ROLLING*    RENT ROLLING*      ROLLING*
----------  -----------  -------------  --------  ------------  ---------------  -------------  ---------------

   2006           9         $ 38.26       28,213       4.6%            4.6%           4.8%             4.8%
   2007           9         $ 34.08       20,773       3.4%            7.9%           3.2%             8.0%
   2008          13         $ 31.97      182,442      29.5%           37.4%          26.1%            34.0%
   2009          11         $ 21.86      250,853      40.6%           78.0%          24.5%            58.5%
   2010           7         $ 35.67       37,501       6.1%           84.1%           6.0%            64.5%
   2011           2         $ 45.42       37,550       6.1%           90.2%           7.6%            72.1%
   2012           4         $ 92.70       14,647       2.4%           92.5%           6.1%            78.2%
   2013           0         $  0.00            0       0.0%           92.5%           0.0%            78.2%
   2014           0         $  0.00            0       0.0%           92.5%           0.0%            78.2%
   2015           0         $  0.00            0       0.0%           92.5%           0.0%            78.2%
   2016           0         $  0.00            0       0.0%           92.5%           0.0%            78.2%
Thereafter        2         $147.62       33,088       5.4%           97.9%          21.8%           100.0%
  Vacant          0            NA         13,055       2.1%          100.0%           0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  1775 BROADWAY
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "1775 Broadway Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 1775 Broadway Loan represents approximately 5.9% of the Cut-Off
     Date Pool Balance. The 1775 Broadway Loan was originated on January 9,
     2006, and has a principal balance as of the Cut-Off Date of $250,000,000.
     The 1775 Broadway Loan provides for interest-only payments for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 1775 Broadway Loan has a remaining term of 118 months and matures on
     January 11, 2016. The 1775 Broadway Loan may be prepaid on or after
     December 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Devash LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1775 Broadway Loan. The sponsor is Joseph
     Moinian, who heads The Moinian Group. Mr. Moinian has been actively involved in greater New York commercial real estate for over 15 years, and currently owns and controls a portfolio of properties that exceeds 20 million square feet of commercial, industrial, residential, retail and hotel properties throughout the United States.

o    THE PROPERTY. The Mortgaged Property is an approximately 618,122 square foot office building situated on approximately 0.7 acres. The Mortgaged
     Property was constructed in 1904 and renovated in 2003. The Mortgaged
     Property is located in New York, New York. As of December 16, 2005, the occupancy rate for the Mortgaged Property securing the 1775 Broadway Loan was approximately 97.9%.

     The largest tenant is Newsweek, Inc. ("Newsweek") occupying approximately
     203,000 square feet, or approximately 32.8% of the net rentable area.
     Newsweek is a publication of the magazine publishing segment of the
     Washington Post Company ("Washington Post"). Newsweek offers comprehensive coverage of world events with a global network of correspondents, reporters and editors covering national and international affairs, business, science and technology, society, arts and entertainment, and has a worldwide circulation of more than four million and a total readership of more than
     21 million. The Newsweek lease expires in April 2009. As of February 2,
     2006, Washington Post was rated "A+" (S&P) and "A1" (Moody's). The second largest tenant is Comedy Partners ("Comedy Partners") occupying approximately 111,000 square feet, or approximately 18.0% of the net rentable area. Comedy Partners owns cable network Comedy Central, a subsidiary of MTV Networks, which is a subsidiary of Viacom, Inc.
     ("Viacom"). Comedy Central reaches about 87 million subscriber households.
     Comedy Partners' lease expires in June 2008. As of February 8, 2006, Viacom was rated "BBB" (Fitch). The third largest tenant is CompUSA, Inc.
     ("CompUSA"), occupying approximately 32,750 square feet, or approximately
     5.3% of the net rentable area. CompUSA is a leading retailer and reseller of technology products and services. The CompUSA lease expires in June
     2011.

     LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 1775 Broadway Loan. Founded in 1929, Newmark provides property & asset management, leasing advisory, commercial real estate, corporate advisory services, investment sales &
     services, retail, industrial, valuation, underwriting and construction services. Newmark currently manages over 37 million square feet of real estate.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                [6 PHOTOS OF 620 AVENUE OF THE AMERICAS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                  [MAP FOR 620 AVENUE OF THE AMERICAS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $205,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                              Meyer Chetrit, Charles Dayan and Yair Levy
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                         5.8114894%
MATURITY DATE                                                  February 11, 2016
AMORTIZATION TYPE                                                  Interest Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   OUTSTANDING TI/LC(1)                           $2,105,610
   FREE RENT(2)                                     $694,057
   DEBT SERVICE(3)                               $16,500,000

   ADDITIONAL RECOURSE(4)                         $8,867,925
ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                       $11,065

 ADDITIONAL FINANCING                                 B-Note         $30,000,000
                                              Mezzanine Debt         $30,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                              ------------   -------------------
CUT-OFF DATE BALANCE                          $205,000,000       $235,000,000
CUT-OFF DATE BALANCE/SF                            $306                $351
CUT-OFF DATE LTV                                  73.2%               83.9%
MATURITY DATE LTV                                 73.2%               83.9%
UW DSCR ON NCF                                    1.16x               1.01x
--------------------------------------------------------------------------------

(1)  The Outstanding TI/LC Reserve is for current outstanding landlord obligations to certain tenants at closing.

(2)  The Free Rent Reserve was established to pre-fund the 6-month free rent period from September 2007 to February 2008 for the Cole Haan and Converse
     leases.

(3)  The debt service reserve of $16,500,000 was established at closing to support any shortfalls in debt service. Of the $16,500,000 reserve, up to
     $2,000,000 can be used for tenant improvement and leasing commission expenses associated with leasing the 7th floor space, otherwise the full
     $16,500,000 is used for debt service shortfall. The principals will be responsible for any leasing costs or capital items if cash flow is insufficient to cover such items after the payment of operating expenses and debt service.

(4)  The borrowers have posted an additional guarantee of $10 million which is allocated pro rata to the mortgage loan and mezzanine loan components, This amount may have been posted in both cash and letter of credit form.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                669,513
OCCUPANCY AS OF AUGUST 28, 2005                                            89.6%
YEAR BUILT / YEAR RENOVATED                                          1896 / 1996
APPRAISED VALUE                                                     $280,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      88.3%
UW REVENUES                                                          $23,792,501
UW TOTAL EXPENSES                                                     $9,219,646
UW NET OPERATING INCOME (NOI)                                        $14,572,855
UW NET CASH FLOW (NCF)                                               $13,769,074
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                     RATINGS*       NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   The Gap ...................     Baa3/BBB-/BBB-      244,278      36.5%      $20.68    $ 5,052,769      38.6%    November 2010
   Bed Bath & Beyond .........       NR/BBB/NR          98,980      14.8       $20.49      2,027,796      15.5      January 2010
   News America / Yahoo-Hot
      Jobs ...................       NR/BBB-/NR         77,651      11.6       $20.24      1,571,626      12.0      October 2011
   TJ Maxx ...................        A3/A/NR           60,393       9.0       $25.80      1,558,139      11.9        March 2010
   Filene's Basement .........        NR/NR/NR          42,136       6.3       $19.97        841,456       6.4        March 2010
                                                       -------     -----                 -----------     -----
   TOTAL MAJOR TENANTS .......                         523,438      78.2%      $21.11    $11,051,786      84.4%
NON-MAJOR TENANTS ............                          76,299      11.4       $26.76      2,041,662      15.6
                                                       -------     -----                 -----------     -----
OCCUPIED TOTAL ...............                         599,737      89.6%      $21.83    $13,093,448     100.0%
VACANT SPACE .................                          69,776      10.4
                                                       -------     -----
TOTAL ........................                         669,513     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                        LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF ACTUAL RENT  CUMULATIVE % OF ACTUAL
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*         ROLLING*           ROLLING*           RENT ROLLING*
----------  -----------  ---------------  --------  -------------  ------------------  ----------------  ----------------------

   2006           0          $ 0.00              0       0.0%              0.0%               0.0%                 0.0%
   2007           0          $ 0.00              0       0.0%              0.0%               0.0%                 0.0%
   2008           0          $ 0.00              0       0.0%              0.0%               0.0%                 0.0%
   2009           0          $ 0.00              0       0.0%              0.0%               0.0%                 0.0%
   2010          12          $21.44        450,727      67.3%             67.3%              73.8%                73.8%
   2011           3          $20.24         77,651      11.6%             78.9%              12.0%                85.8%
   2012           0          $ 0.00              0       0.0%             78.9%               0.0%                85.8%
   2013           0          $ 0.00              0       0.0%             78.9%               0.0%                85.8%
   2014           0          $ 0.00              0       0.0%             78.9%               0.0%                85.8%
   2015           3          $26.03         71,359      10.7%             89.6%              14.2%               100.0%
   2016           0          $ 0.00              0       0.0%             89.6%               0.0%               100.0%
Thereafter        0          $ 0.00              0       0.0%             89.6%               0.0%               100.0%
  Vacant          0            NA           69,776      10.4%            100.0%               0.0%               100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "620 Avenue of the Americas Loan") is
     secured by a first mortgage encumbering an office building located in New
     York, New York. The 620 Avenue of the Americas Loan represents approximately 4.8% of the Cut-Off Date Pool Balance. The 620 Avenue of the
     Americas Loan was originated on January 13, 2006, and has a principal balance as of the Cut-Off Date of $205,000,000. The 620 Avenue of the
     Americas Loan is a portion of a mortgage loan with an original principal balance of $235,000,000. The companion loan related to the 620 Avenue of the Americas loan is evidenced by a separate subordinate note, dated
     January 13, 2006 (the "620 Avenue of the Americas Companion Loan") and has
     an original principal balance of $30,000,000. The 620 Avenue of the
     Americas Companion Loan will not be an asset of the Trust Fund. The 620
     Avenue of the Americas Loan and the 620 Avenue of the Americas Companion
     Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the
     Pooling and Servicing Agreement. The 620 Avenue of the Americas Loan
     provides for interest-only payments for the entire term.

     The 620 Avenue of the Americas Loan has a remaining term of 119 months and matures on February 11, 2016. The 620 Avenue of the Americas Loan may be
     prepaid on or after November 11, 2015 and may be prepaid with the payment of a yield maintenance charge prior to November 11, 2015.

     THE BORROWER. The borrowers are Bonjour 620 I LLC, Bonjour 620 II LLC, CF
     620 Owner One LLC, CF 620 Owner Two LLC, CF 620 Owner Three LLC and YL 620
     Sixth LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 620 Avenue of the Americas Loan. The sponsors are Meyer Chetrit,
     Charles Dayan and Yair Levy. Chetrit, often working with partners, has amassed a large portfolio of office space, primarily in Manhattan. His holdings include the Sears Tower in Chicago, as well as the International
     Toy Center and 530 Fifth Avenue in Manhattan. Levy is a redevelopment specialist whose holdings include a stake in the 50-story Sheffield, on
     West 57th Street. Charles Dayan, a principal of Bonjour, a manufacturer of blue jeans, also invests in real estate.

o    THE PROPERTY. The Mortgaged Property is an approximately 669,513 square foot office building situated on approximately 2.0 acres. The Mortgaged
     Property was constructed in 1896 and renovated in 1996. The Mortgaged
     Property is located in New York, New York. As of August 28, 2005, the occupancy rate for the Mortgaged Property securing the 620 Avenue of the
     Americas Loan was approximately 89.6%.

     The largest tenant is The Gap, Inc. ("The Gap"), occupying approximately
     244,278 square feet, or approximately 36.5% of the net rentable area. The
     Gap operates as a specialty retailing company. It offers casual apparel, accessories, and personal care products under the Gap, Banana Republic and
     Old Navy brands. As of February 2, 2006, The Gap was rated "BBB-" (S&P),
     "Baa3" (Moody's) and "BBB--" (Fitch). The Gap lease expires in November
     2010. The second largest tenant is Bed Bath & Beyond, occupying approximately 98,980 square feet, or approximately 14.8% of the net rentable area. Bed Bath & Beyond stores offer domestic merchandise and home furnishings, giftware, household items and health and beauty care items. As of February 7, 2006, Bed Bath & Beyond was rated "BBB" (S&P). The Bed Bath
     & Beyond lease expires in January 2010. The third largest tenant is News
     America/Yahoo-Hot Jobs ("Yahoo!"), occupying approximately 77,651 square feet, or approximately 11.6% of the net rentable area. Yahoo! provides internet services to users and businesses through the Yahoo! Network and a range of tools and marketing solutions for businesses in the Unites States and internationally. As of February 2, 2006, Yahoo! was rated "BBB-" (S&P).
     The Yahoo! lease expires in October 2011.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. SLG 620 Sixth Funding LLC is the holder of a mezzanine loan in the original principal amount of $30,000,000 secured by a pledge of all of the equity interests in the borrowers pursuant to a Loan and Security
     Agreement (the "620 Avenue of the Americas Mezzanine Loan"), dated as of
     January 13, 2006 between CF 620 Mezz One LLC, CF 620 Mezz Two LLC, CF 620
     Mezz Three LLC, Bonjour 620 Mezz I LLC, Bonjour 620 Mezz II LLC, and YL 620
     Mezz LLC (collectively, the "620 Avenue of the Americas Mezzanine
     Borrower") and SLG 620 Sixth Funding LLC. The mezzanine loan matures on
     February 11, 2016, and is not an asset of the Trust Fund.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           620 AVENUE OF THE AMERICAS
--------------------------------------------------------------------------------

o    PARTIAL RELEASE. Subject to the satisfaction of certain tests, the 620
     Avenue of the Americas Loan contains a release provision relating to the currently vacant 7th floor (approximately 69,513 square feet) and the
     Mortgaged Property's unused air rights (approximately 200,000 square feet)
     subsequent to January 11, 2009. For a principal reduction of the greater of
     $21 million or the purchase price, in the case of a third party sale, the borrower may release the 7th floor and the air rights from the lien of the
     Mortgage. If the 7th floor and air rights are released, the release amount will be applied pro-rata between the 620 Avenue of the Americas Loan and the 620 Avenue of the Americas Companion Loan. Sums payable to the 620
     Avenue of the Americas Loan will be held as additional collateral or in the case of a default under the mortgage loan, used to pay down principal pursuant to the Pooling and Servicing Agreement.

o    MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 620 Avenue of the Americas
     Loan. Founded in 1929, Newmark provides property & asset management, leasing advisory, commercial real estate, corporate advisory services, investment sales & services, retail, industrial, valuation, underwriting and construction services. Newmark currently manages over 37 million square feet of real estate.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

                       [5 PHOTOS OF HYATT CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

                         [MAP FOR HYATT CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $162,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                          Pritzker Family
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.440%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                       Yes
   TI/LC(1)                                    $22,973,959

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                       Yes
   REPLACEMENT                                      $4,908

ADDITIONAL FINANCING                       Pari Passu Debt          $162,500,000
                                         Mezzanine Debt(2)               $10,000

                                                             PARI PASSU NOTES(3)
                                                             -------------------
CUT-OFF DATE BALANCE                                                $325,000,000
CUT-OFF DATE BALANCE/SF                                                     $221
CUT-OFF DATE LTV                                                           65.0%
MATURITY DATE LTV                                                          60.3%
UW DSCR ON NCF                                                             1.51x
--------------------------------------------------------------------------------

(1)  Reserve funded at closing to be used for outstanding TI/LC costs and lease assumption obligations.

(2)  Revolving mezzanine line of credit up to $75,000,000.

(3)  LTV ratios, DSC ratio and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of the Hyatt Center Loan and the Hyatt Center
     Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Chicago, IL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,472,460
OCCUPANCY AS OF OCTOBER 31, 2005                                           78.9%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                     $500,000,000
PROPERTY MANAGEMENT                 Jones Lang LaSalle Americas (Illinois), L.P.
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                          $62,158,320
UW TOTAL EXPENSES                                                    $27,938,222
UW NET OPERATING INCOME (NOI)                                        $34,220,099
UW NET CASH FLOW (NCF)                                               $33,175,314
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET  ACTUAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE   RENT                   % OF         DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA      PSF   ACTUAL RENT  ACTUAL RENT      EXPIRATION
------------------------------   -----------------  ------------  --------  ------  -----------  -----------  ------------------

MAJOR TENANTS
   Mayer, Brown, Rowe & Maw
      LLP ....................        NR/NR/NR          392,534     26.7%   $28.20  $11,069,459      34.3%             June 2020
   Hyatt Corporation .........        NR/NR/NR          292,227     19.8    $29.28    8,557,120      26.5     Multiple Spaces(2)
   Goldman Sachs .............       Aa3/A+/AA-         134,049      9.1    $26.12    3,500,815      10.8             April 2020
   IBM .......................        A1/A+/AA-         126,607      8.6    $27.84    3,524,739      10.9            August 2016
   Towers, Perrin, Forester &
      Crosby .................        NR/NR/NR           61,034      4.1    $25.00    1,525,850       4.7         September 2016
                                                      ---------    -----            -----------     -----
   TOTAL MAJOR TENANTS .......                        1,006,451     68.4%   $28.00  $28,177,983      87.3%

NON-MAJOR TENANTS ............                          155,780     10.6    $26.29    4,096,109      12.7
                                                      ---------    -----            -----------     -----
OCCUPIED TOTAL ...............                        1,162,231     78.9%   $27.77  $32,274,092     100.0%
VACANT SPACE .................                          310,229     21.1
                                                      ---------    -----
TOTAL ........................                        1,472,460    100.0%
                                                      =========    =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, 219,654 square feet expire in January
     2020, and 72,573 square feet expire in June 2020.

                            LEASE EXPIRATION SCHEDULE

               # OF    WA BASE                            CUMULATIVE   % OF ACTUAL    CUMULATIVE %
              LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF        RENT      OF ACTUAL RENT
   YEAR      ROLLING   ROLLING    ROLLING   SF ROLLING*    ROLLING*      ROLLING*       ROLLING*
----------   -------   -------   --------   -----------   ----------   -----------   --------------

   2006          0      $ 0.00          0       0.0%          0.0%         0.0%            0.0%
   2007          0      $ 0.00          0       0.0%          0.0%         0.0%            0.0%
   2008          0      $ 0.00          0       0.0%          0.0%         0.0%            0.0%
   2009          0      $ 0.00          0       0.0%          0.0%         0.0%            0.0%
   2010          0      $ 0.00          0       0.0%          0.0%         0.0%            0.0%
   2011          3      $25.85      5,546       0.4%          0.4%         0.4%            0.4%
   2012          3      $19.12     14,494       1.0%          1.4%         0.9%            1.3%
   2013          1      $25.00      2,343       0.2%          1.5%         0.2%            1.5%
   2014          0      $ 0.00          0       0.0%          1.5%         0.0%            1.5%
   2015          4      $26.31     65,193       4.4%          5.9%         5.3%            6.8%
   2016          8      $27.07    220,333      15.0%         20.9%        18.5%           25.3%
Thereafter      28      $28.23    854,322      58.0%         78.9%        74.7%          100.0%
  Vacant         0        NA      310,229      21.1%        100.0%         0.0%          100.0%

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HYATT CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Hyatt Center Loan") is secured by a first mortgage encumbering an office building located in Chicago, Illinois. The
     Hyatt Center Loan represents approximately 3.8% of the Cut-Off Date Pool
     Balance. The Hyatt Center Loan was originated on November 4, 2005, and has a principal balance as of the Cut-Off Date of $162,500,000. The Hyatt
     Center Loan, which is evidenced by a pari passu note dated November 4,
     2005, is a portion of a whole loan with an original principal balance of
     $325,000,000. The other loan related to the Hyatt Center Loan is evidenced by a separate note, dated November 4, 2005 (the "Hyatt Center Pari Passu
     Loan"), with an original principal balance of $162,500,000. The Hyatt
     Center Pari Passu Loan will not be an asset of the Trust Fund. The Hyatt
     Center Pari Passu Loan and the Hyatt Center Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2005-C22, as
     described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans". The Hyatt Center Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Hyatt Center Loan has a remaining term of 116 months and matures on
     November 11, 2015. The Hyatt Center Loan may be prepaid on or after August
     11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is FrankMon LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hyatt Center Loan. The sponsor is the Pritzker
     Family. The Pritzker Family controls over $15 billion in real estate assets, including the Hyatt Hotel chain. The Hyatt Hotel chain consists of
     211 hotels, totaling over 90,000 rooms, with locations in 44 countries including 123 hotels in the United States.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,472,460 square foot office building situated on approximately 1.4 acres. The Mortgaged
     Property was constructed in 2005. The Mortgaged Property is located in
     Chicago, Illinois. As of October 31, 2005, the occupancy rate for the
     Mortgaged Property securing the Hyatt Center Loan was approximately 78.9%.

     The largest tenant is Mayer, Brown, Rowe & Maw LLP ("Mayer Brown"), occupying approximately 392,534 square feet, or approximately 26.7% of the net rentable area. Mayer Brown is one of the 10 largest law firms in the world with over 1,300 attorneys located in 7 markets in the United States and 6 European cities. The Mayer Brown lease expires in June 2020. The second largest tenant is Hyatt Corporation, occupying approximately 292,227 square feet, or approximately 19.8% of the net rentable area. The Hyatt
     Corporation operates the Hyatt Hotel chain which consists of 211 hotels, totaling over 90,000 rooms, with locations in 44 countries including 123 hotels in the United States. The Hyatt Corporation has multiple leases, with approximately 219,654 square feet expiring in January 2020 and 72,573 square feet expiring in June 2020. The third largest tenant is Goldman,
     Sachs & Co., occupying approximately 134,049 square feet, or approximately
     9.1% of the net rentable area. Goldman, Sachs & Co. is a global investment banking, securities and investment management firm that provides a range of services worldwide to a diversified client base that includes corporations, financial institutions, governments and high net worth individuals. As of
     February 6, 2006, Goldman, Sachs & Co. was rated "Aa3" (Moody's), "A+"
     (S&P) and "AA--" (Fitch). The Goldman, Sachs & Co. lease expires in April
     2020.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MEZZANINE DEBT. A revolving mezzanine loan with a maximum credit limit up to $75,000,000 ($10,000 currently outstanding) was provided by Wachovia
     Bank, N.A. on November 4, 2005. The mezzanine loan is not an asset of the
     Trust Fund and is secured by a pledge of the equity interests in the borrower.

o    MANAGEMENT. Jones Lang LaSalle Americas (Illinois), L.P. ("Jones Lang
     LaSalle") is the property manager for the Mortgaged Property securing the
     Hyatt Center Loan. Jones Lang LaSalle is a leading global provider of integrated real estate and money management services with offices in more than 100 markets on five continents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BELMAR
--------------------------------------------------------------------------------

                          [5 PHOTOS OF BELMAR OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BELMAR
--------------------------------------------------------------------------------

                            [MAP FOR BELMAR OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BELMAR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                $132,319,524
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                          Mark G. Falcone, Peter A. Fair
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.760%
MATURITY DATE                                                  February 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 359
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                            Yes
   ENVIRONMENTAL                       $496,343
   REPLACEMENT                         $500,000
   TI/LC(1)                          $2,500,000
   HOLDBACK RESERVE(2)               $7,500,000
   RENT RESERVE                        $378,884
   OUTSTANDING TI OBLIGATIONS        $1,229,441

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                            Yes
   REPLACEMENT(3)                     Springing
   TI/LC(4)                           Springing

ADDITIONAL FINANCING(5)                                                     None

CUT-OFF DATE BALANCE                                                $132,319,524
CUT-OFF DATE BALANCE/SF                                                     $163
CUT-OFF DATE LTV                                                           72.3%
MATURITY DATE LTV                                                          60.9%
UW DSCR ON NCF(6)                                                          1.32x
--------------------------------------------------------------------------------

(1)  Funds will be released to Borrower for reimbursement of tenant improvement and leasing commission expenses incurred with initial property lease-up as well as tenant turnover or lease renewals.

(2)  Borrower shall have one opportunity per quarter to apply for release of the
     Holdback Reserve in whole or in part until March 31, 2008 based upon the property's performance. Upon qualification, the first $2,500,000 shall be released into the TI/LC reserve.

(3)  Monthly deposit of $10,167 into the Replacement Reserve shall not be required so long as the Reserve balance remains above $100,000.

(4)  Monthly deposits of $44,725 into the TI/LC Reserve shall not be required so long as the Reserve balance remains above $1,000,000.

(5)  Following the release of the Holdback Reserve, subordinate mezzanine financing is permitted subject to a 1.20x1.00 DSCR, 80% LTV and receipt of an intercreditor and standstill agreement.

(6)  The debt service coverage ratio was calculated taking into account various assumptions regarding the financial performance of the related Mortgage
     Property on a "stablized" basis that are consistent with the respective performance related criteria required to obtain the release of certain escrows, pursuant to the related loan documents.

(7)  As of January 2006, the weighted average occupancy rate for the Mortgaged
     Property securing the Belmar Loan was approximately 89.4%, with an occupancy rate of approximately 89.5% for the commercial space and 89.0%
     for the multifamily space.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Lakewood, CO
PROPERTY TYPE                                                       Mixed Use --
                                                       Retail/Office/Multifamily
SIZE (SF)                                                                813,357
OCCUPANCY AS OF JANUARY 2006(7)                                            89.4%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                     $183,000,000
PROPERTY MANAGEMENT                                      Continuum Partners, LLC
UW ECONOMIC OCCUPANCY                                                      93.5%
UW REVENUES                                                          $21,314,090
UW TOTAL EXPENSES                                                     $8,484,152
UW NET OPERATING INCOME (NOI)                                        $12,829,939
UW NET CASH FLOW (NCF)                                               $12,298,856
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BELMAR
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  PERCENT
                                                   NET RENTABLE   OF NET
                                    RATINGS(1)      COMMERCIAL   RENTABLE  ACTUAL RENT                PERCENT OF     DATE OF LEASE
TENANT                          MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT      EXPIRATION
------------------------------  -----------------  ------------  --------  -----------  -----------  -----------  ------------------

      MAJOR TENANTS
   The Integer Group .........      Baa1/A-/A-        102,391     14.3%       $17.66    $ 1,807,953      15.5%       January 2016
   Dick's Sporting Goods                                                      $ 8.00        640,000       5.5        January 2020
      (Galyan's) .............       NR/B+/NR          80,000     11.2        $ 7.39        470,000       4.0          May 2019
   Century Theaters, Inc. ....       NR/NR/NR          63,611      8.9        $19.00        551,494       4.7        January 2015
   Linens N Things ...........       NR/NR/NR          29,026      4.1        $14.77        427,609       3.7     Multiple Spaces(2)
   Bally Total Fitness of                                                               -----------     -----
      Colorado ...............     Caa1/CCC/NR         28,946      4.0        $12.82    $ 3,897,056      33.5%
                                                      -------     -----       $23.05      7,747,084      66.5
   TOTAL MAJOR TENANTS .......                        303,974      42.5%                -----------     -----
NON-MAJOR TENANTS ............                        336,147      47.0       $18.19    $11,644,140     100.0%
                                                      -------     -----
OCCUPIED TOTAL ...............                        640,121      89.5%
VACANT SPACE .................                         75,480      10.5
                                                      -------     -----
TOTAL ........................                        715,601     100.0%
                                                      =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 25,000 square feet expire in January 2019 and 3,946 square feet expire in October 2010.

                            LEASE EXPIRATION SCHEDULE

                                                                 CUMULATIVE
                                                         %            %          % OF       CUMULATIVE
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  OF TOTAL SF     OF SF    ACTUAL RENT   % OF ACTUAL
   YEAR       EXPIRING       EXPIRING     EXPIRING   EXPIRING*    ROLLING*     ROLLING*   RENT ROLLING*
----------  -----------  ---------------  --------  -----------  ----------  -----------  -------------

   2006           4           $10.77         5,503       0.8%        0.8%        0.5%           0.5%
   2007           1           $33.29         2,762       0.4%        1.2%        0.7%           1.2%
   2008           3           $14.91         4,181       0.6%        1.7%        0.5%           1.7%
   2009           9           $40.88        19,056       2.7%        4.4%        6.2%           7.9%
   2010           5           $21.59        18,689       2.6%        7.0%        3.2%          11.1%
   2011           6           $24.51        30,414       4.3%       11.3%        5.9%          17.1%
   2012           1           $22.50         1,888       0.3%       11.5%        0.3%          17.4%
   2013           3           $19.10         7,281       1.0%       12.5%        1.1%          18.5%
   2014          24           $24.13       113,359      15.8%       28.4%       21.8%          40.3%
   2015          17           $22.67       132,615      18.5%       46.9%       24.0%          64.3%
   2016           8           $19.13       129,187      18.1%       65.0%       19.7%          84.0%
Thereafter        6           $11.42       175,186      24.5%       89.5%       16.0%         100.0%
  Vacant          0             NA          75,480      10.5%      100.0%        0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

                                    UNIT MIX

                          APPROXIMATE
                           UNIT SIZE    APPROXIMATE                   ACTUAL
UNIT MIX   NO. OF UNITS       (SF)        NRA (SF)    % OF NRA         RENT
--------   ------------   -----------   -----------   --------   ---------------
1 BR             50            716         35,779       36.6%    $         1,019
2 BR             44            980         43,103       44.1     $         1,367
3 BR             15          1,257         18,854       19.3     $         1,719
                ---                        ------      -----
TOTAL           109            897         97,756      100.0%    $1,256/$1.40/SF
                ===                        ======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BELMAR
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Belmar Loan") is secured by a first mortgage encumbering a mixed use center located in Lakewood, Colorado. The
     Belmar Loan represents approximately 3.1% of the Cut-Off Date Pool Balance.
     The Belmar Loan was originated on February 10, 2006 and has a principal balance as of the Cut-Off Date of $132,319,524.

     The Belmar Loan has a remaining term of 119 months and matures on February
     11, 2016. The Belmar Loan may be prepaid on or after September 11, 2015 and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers are Theater Apt. Holdings I, LLC and Belmar
     Mainstreet Holdings I, Inc., each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Belmar Loan. The sponsors of the borrowers are Mark
     G. Falcone and Peter A. Fair. Mark Falcone is the Managing Director and
     Head of Continuum Partners. Peter Fair is a principal and is responsible for all retail development activity at Continuum. The primary focus of
     Continuum is the development of commercial properties, as well as large, complex land development opportunities. The members of the Continuum team have developed in excess of 15 million square feet of commercial and mixed-use properties over the last two decades.

o    THE PROPERTY. The Mortgaged Property is approximately 715,601 square feet of commercial space and 109 multifamily units. The commercial space includes approximately 535,111 square feet of retail space, or approximately 74.8% of the commercial net rentable area, and 180,490 square feet of office space, or approximately 25.2% of the commercial net rentable area. The Mortgaged Property is situated on approximately 23.4 acres. The
     Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Lakewood, Colorado within the Denver, Colorado metropolitan statistical area. As of January 9, 2006, the occupancy rate for the
     Mortgaged Property securing the Belmar Loan was approximately 89.5% for the commercial space and, as of January 23, 2006, was approximately 89.0% for the multifamily space.

     The largest tenant is The Integer Group ("Integer") occupying approximately
     102,391 square feet, or approximately 14.3% of the net rentable commercial area. Integer is a promotion and marketing agency. As of February 11, 2006,
     Integer was rated "A-" (S&P), "Baa1" (Moody's) and "A-" (Fitch). Integer's
     parent company is Omnicom Group (NYSE: OMC). The Integer lease expires in
     January 2016. The second largest tenant is Dick's Sporting Goods
     (Galyan's), occupying approximately 80,000 square foot, or approximately
     11.2% of the net rentable commercial area. Dick's Sporting Goods (Galyan's)
     is a full-line sporting goods store. As of February 10, 2006 Dick's
     Sporting Goods (Galyan's) was rated "B+" (S&P). The Dick's Sporting Goods
     (Galyan's) lease expires in January 2020. The third largest tenant is
     Century Theaters, Inc. ("Century Theaters"), occupying approximately 63,611 square feet, or approximately 8.9% of the net rentable commercial area.
     Century Theaters is a motion picture film exhibitor operating over 1,000 theaters in the United States. The Century Theaters' lease expires in May
     2019.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Continuum Partners, LLC, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Belmar Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

                       [5 PHOTOS OF CLAY TERRACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

                         [MAP FOR CLAY TERRACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest"
expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any
Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                $115,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                      Simon Property Group & Clay Terrace
                                                                     Association
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE                                                              Yes
MORTGAGE RATE                                                             5.080%
MATURITY DATE                                                    October 1, 2015
AMORTIZATION TYPE                                                  Interest Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           115 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                     None

ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)              Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $115,000,000
CUT-OFF DATE BALANCE/SF                                                     $230
CUT-OFF DATE LTV                                                           71.4%
MATURITY DATE LTV                                                          71.4%
UW DSCR ON NCF                                                             1.69x
--------------------------------------------------------------------------------

(1)  In the event of default or if net operating income is less than $8,100,000 on a trailing 12 month basis for 2 consecutive calendar quarters after 2nd quarter of 2006.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Carmel, IN
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                499,029
OCCUPANCY AS OF DECEMBER 14, 2005                                          86.0%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                     $161,000,000
PROPERTY MANAGEMENT                             Simon Management Associates, LLC
UW ECONOMIC OCCUPANCY                                                      88.5%
UW REVENUES                                                          $13,742,292
UW TOTAL EXPENSES                                                    $ 3,413,747
UW NET OPERATING INCOME (NOI)                                        $10,328,545
UW NET CASH FLOW (NCF)                                               $ 9,995,115
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

                              TENANT SUMMARY

                                  RATINGS*
                                  MOODY'S/   NET RENTABLE     % OF NET    ACTUAL RENT                   % OF          DATE OF
TENANT                            S&P/FITCH    AREA (SF)   RENTABLE AREA      PSF      ACTUAL RENT  ACTUAL RENT  LEASE EXPIRATION
------------------------------   ----------  -----------   -------------  -----------  -----------  -----------  ----------------

MAJOR TENANTS ................
   Dick's Sporting Goods .....    NR/B+/NR       66,000         13.2%        $12.75     $  841,500       8.9%       January 2020
   Circuit City ..............    NR/NR/NR       34,548          6.9         $14.85        513,038       5.4        January 2020
   DSW Shoe Warehouse ........    NR/NR/NR       31,300          6.3         $17.42        545,399       5.8        January 2015
   Wild Oats .................   NR/CCC+/NR      30,127          6.0         $13.95        420,272       4.4        January 2020
   Pier 1 Imports ............    Ba3/B/NR       15,374          3.1         $19.00        292,106       3.1      September 2014
                                                -------        -----                    ----------     -----
   TOTAL MAJOR TENANTS .......                  177,349         35.5%        $14.73     $2,612,314      27.6%
NON-MAJOR TENANTS ............                  251,617         50.4         $27.19      6,841,257      72.4
                                                -------        -----                    ----------     -----
OCCUPIED TOTAL ...............                  428,966         86.0%        $22.04     $9,453,572     100.0%
VACANT SPACE .................                   70,063         14.0
                                                -------        -----
TOTAL ........................                  499,029        100.0%
                                                =======        =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF ACTUAL RENT  CUMULATIVE % OF ACTUAL
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*         ROLLING*           ROLLING*           RENT ROLLING*
----------  -----------  ---------------  --------  -------------  ------------------  ----------------  ----------------------

2006              0           $ 0.00             0       0.0%              0.0%               0.0%                 0.0%
2007              0           $ 0.00             0       0.0%              0.0%               0.0%                 0.0%
2008              0           $ 0.00             0       0.0%              0.0%               0.0%                 0.0%
2009              2           $41.81         2,042       0.4%              0.4%               0.9%                 0.9%
2010              6           $27.93        14,431       2.9%              3.3%               4.3%                 5.2%
2011              1           $34.00         5,301       1.1%              4.4%               1.9%                 7.1%
2012              4           $29.84        13,025       2.6%              7.0%               4.1%                11.2%
2013              0           $ 0.00             0       0.0%              7.0%               0.0%                11.2%
2014             14           $27.28        65,664      13.2%             20.1%              18.9%                30.1%
2015             34           $24.43       175,948      35.3%             55.4%              45.5%                75.6%
2016              2           $31.27         8,062       1.6%             57.0%               2.7%                78.3%
Thereafter        4           $14.22       144,493      29.0%             86.0%              21.7%               100.0%
Vacant            0             NA          70,063      14.0%            100.0%               0.0%               100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Clay Terrace Loan") is secured by a first mortgage encumbering an anchored retail center located in Carmel, Indiana.
     The Clay Terrace Loan represents approximately 2.7% of the Cut-Off Date
     Pool Balance. The Clay Terrace Loan was originated on October 3, 2005 and has a principal balance as of the Cut-Off Date of $115,000,000. The Clay
     Terrace Loan provides for interest-only payments for its entire term.

o    The Clay Terrace Loan has a remaining term of 115 months and matures on
     October 1, 2015. The Clay Terrace Loan may be prepaid on or after January
     1, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Clay Terrace Partners, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Clay Terrace Loan. The sponsors of the borrower are Simon Property Group, L.P. and Clay Terrace Associates,
     LLC (an affiliate of Lauth Property Group). Simon Property Group, Inc.,
     headquartered in Indianapolis, Indiana, is a real estate investment trust engaged in the ownership, development and management of retail real estate, primarily regional malls, premium outlet centers and community/lifestyle centers. Through its subsidiary partnership, it currently owns or has an interest in 296 properties in the United States containing an aggregate of
     202 million square feet of gross leasable area in 40 states plus Puerto
     Rico. Lauth Property Group is engaged in the development, construction, acquisition, management and ownership of commercial real estate throughout the United States. Lauth Property Group has completed projects totaling nearly $2 billion.

o    THE PROPERTY. The Mortgaged Property is an approximately 499,029 square foot anchored retail center situated on approximately 51.3 acres. The
     Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Carmel, Indiana, within the Indianapolis, Indiana metropolitan statistical area. As of December 14, 2005, the occupancy rate for the
     Mortgaged Property securing the Clay Terrace Loan was approximately 86.0%.

o    The largest tenant is Dick's Sporting Goods ("Dick's") occupying approximately 66,000 square feet, or approximately 13.2% of the net rentable area. As of February, 2006, Dick's was rated "B+" (S&P). Dick's operates full-line sporting goods stores in 27 states in the East and
     Midwest. The Dick's lease expires in January 2020. The second largest tenant is Circuit City ("Circuit City"), occupying approximately 34,548 square feet, or approximately 6.9% of the net rentable area. Circuit City
     Stores, Inc. engages in retailing brand name consumer electronics, personal computers and entertainment software. Circuit City operates 607 retail stores throughout the United States. The Circuit City lease expires in
     January 2020. The third largest tenant is DSW Shoe Warehouse ("DSW"), occupying approximately 31,300 square feet, or approximately 6.3% of the net rentable area. DSW operates nearly 150 self-service shoe stores around the US. It also supplies footwear for the shoe departments of Filene's
     Basement, Value City and Stein Mart. The DSW lease expires in January 2015.

o    PARTIAL RELEASE. Borrower may release of air-rights above the mortgaged property subject to lender's approval, adequate security being posted and satisfactory review of other required agreements (condo docs, easements, etc).

o    Additionally, provided no Event of Default occurs, the Borrower may without the consent of the Lender: i) make transfers of immaterial or non-income producing portions of the property to any federal, state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the Property for dedication or public use ii) make transfers of non-income producing portions of the property (by sale, ground lease, sublease or other conveyance of any interest) to third parties, including, without limitation, owners of out parcels, department store pads, pads for office buildings, hotels or other properties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the property iii) dedicate portions of the property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it shall be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance shall materially impair the utility or operation of the property and no transfer, conveyance or other encumbrance shall materially adversely affect the vale of the property, taken as a whole.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CLAY TERRACE
--------------------------------------------------------------------------------

o    MANAGEMENT. Simon Management Associates, LLC, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Clay
     Terrace Loan. Simon Management Associates, LLC is engaged primarily in the ownership, development, management, leasing, acquisition and expansion of income producing, retail properties, primarily regional malls, premium outlet centers and community shopping centers. They currently own or have an interest in 296 properties containing an aggregate of 202 million square feet of gross leaseable area in 40 states plus Puerto Rico.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO
--------------------------------------------------------------------------------

       [5 PHOTOS OF THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO
--------------------------------------------------------------------------------

         [MAP FOR THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $73,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  The Procaccianti Group/
                                                                   CMS Companies
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.920%
MATURITY DATE                                                  February 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          119 / 300
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   PIP(1)                                         $4,750,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   FF&E                                              $93,021

ADDITIONAL FINANCING(2)                                                     None

CUT-OFF DATE BALANCE                                                 $73,500,000
CUT-OFF DATE BALANCE/ROOM                                               $200,820
CUT-OFF DATE LTV                                                           73.5%
MATURITY DATE LTV                                                          66.4%
UW DSCR ON NCF                                                             1.30x
--------------------------------------------------------------------------------

(1)  An escrow of $4,750,000 was funded at closing, with the funds representing a portion of the borrower's allocated share of a $9,600,000 planned
     Property Improvement Plan ("PIP"), $2,500,000 of the PIP is to be funded by the InterContinental Franchise while $7,100,000 is the borrower's responsibility. Per the terms of the new franchise agreement to operate the hotel as an InterContinental, the borrower is required to complete these renovations no later than January 30, 2007.

(2)  Future unsecured debt permitted.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Kansas City, MO
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 366
OCCUPANCY AS OF DECEMBER 31, 2005*                                         72.6%
YEAR BUILT / YEAR RENOVATED                                            1972 / NA
APPRAISED VALUE                                                     $100,000,000
PROPERTY MANAGEMENT                                        TPG Hospitality, Inc.
UW ECONOMIC OCCUPANCY                                                      72.0%
UW REVENUES                                                          $27,906,163
UW TOTAL EXPENSES                                                    $19,463,585
UW NET OPERATING INCOME (NOI)                                         $8,442,578
UW NET CASH FLOW (NCF)                                                $7,326,331
--------------------------------------------------------------------------------

*    Based on the trailing 12-month period ending December 31, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO
--------------------------------------------------------------------------------

                                    UNIT MIX

GUESTROOM MIX                                                       NO. OF ROOMS
-------------                                                       ------------
King / Double ...................................................        346
Suites ..........................................................         20
                                                                         ---
TOTAL ...........................................................        366
                                                                         ===

BALLROOM/MEETING SPACES                                                  SEATING
-----------------------                                                  -------
Main Ballroom ...................................................           800
Pavilion ........................................................           120
Plaza Room ......................................................            36
Rooftop Ballroom ................................................           220
Rooftop Bar .....................................................            70
Guest Room Conference Suites ....................................            20
                                                                          -----
TOTAL ...........................................................         1,266
                                                                          =====

FOOD AND BEVERAGE                                                        SEATING
-----------------                                                        -------
The Oak Room Restaurant .........................................           85
The Oak Bar .....................................................           55
                                                                           ---
TOTAL ...........................................................          140
                                                                           ===

                               FINANCIAL SCHEDULE

YEAR .....................................................                  2005
LATEST PERIOD ............................................   T-12 Ending 12/2005
OCCUPANCY ................................................                 72.6%
ADR ......................................................               $163.79
REVPAR ...................................................               $118.92
UW OCCUPANCY .............................................                 72.0%
UW ADR ...................................................               $165.00
UW REVPAR ................................................               $118.80

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  THE INTERCONTINENTAL HOTEL -- KANSAS CITY, MO
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan ("The InterContinental Hotel -- Kansas City, MO
     Loan") is secured by a first mortgage encumbering a full-service luxury hotel, The InterContinental Hotel, located in Kansas City, Missouri. The
     InterContinental Hotel -- Kansas City, MO Loan represents approximately
     1.7% of the Cut-Off Date Pool Balance. The InterContinental Hotel -- Kansas
     City, MO Loan was originated on January 12, 2006, and has a principal balance as of the Cut-Off Date of $73,500,000. The InterContinental Hotel
     -- Kansas City, MO Loan provides for interest-only payments for the first
     60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The InterContinental Hotel -- Kansas City, MO Loan has a remaining term of
     119 months and matures on February 11, 2016. The InterContinental Hotel --
     Kansas City, MO Loan may be prepaid on or after December 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is PMO II, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The InterContinental Hotel -- Kansas City, MO Loan.
     The sponsors of the borrower are The Procaccianti Group ("TPG") and CMS
     Companies ("CMS"). TPG is a privately held real estate investment company that focuses on a value-added investment style with respect to real estate assets by repositioning, renovating and improving operations, particularly hospitality assets. TPG currently owns more than 6,400 rooms in over 40 markets. TPG's equity partner is CMS, an investment manager in non-traditional asset classes, including real estate, which invests on behalf of successful entrepreneurs with expertise in the asset classes in which CMS invests. CMS sponsored partnerships have been investing in real estate since 1981.

o    THE PROPERTY. The Mortgaged Property is a full-service luxury hotel containing 366 rooms and up to 13 function rooms providing over 29,000 square feet of meeting and open function space. The Mortgaged Property contains an 800-seat main ballroom, a 220-seat rooftop ballroom, a full-service restaurant and bar, a fitness center including three spa treatment rooms and a 600-space parking garage. As of December 31, 2005, the trailing 12-month occupancy rate for the Mortgaged Property securing
     The InterContinental Hotel -- Kansas City, MO Loan was 72.6%.

     The Mortgaged Property was re-flagged as an InterContinental Hotel upon acquisition, and is currently undergoing a $9.6 million Property
     Improvement Plan ("PIP") to the InterContinental franchise standards. The
     PIP is to be completed by January 30, 2007 and improvements include: full signage replacement throughout the Mortgaged Property; exterior parking repairs including surface restorations and power washing; technology upgrades; meeting room upgrades; business center upgrades; replacement of all case goods in guestrooms; guest room baths renovations; and cosmetic upgrades to lobby, restaurant, bar and common areas.

o    LOCKBOX ACCOUNT. The loan documents do not require a lockbox account.

o    MANAGEMENT. TPG Hospitality, Inc. an affiliate of the sponsor, is the property manager for the Mortgaged Property securing The InterContinental
     Hotel -- Kansas City, MO Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRITANNIA BUSINESS CENTER I
--------------------------------------------------------------------------------

                [4 PHOTOS OF BRITANNIA BUSINESS CENTER I OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRITANNIA BUSINESS CENTER I
--------------------------------------------------------------------------------

                  [MAP FOR BRITANNIA BUSINESS CENTER I OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRITANNIA BUSINESS CENTER I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.320%
MATURITY DATE                                                  November 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                        $5,622
   TI/LC(2)                                           $8,333

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $60,000,000
CUT-OFF DATE BALANCE/SF                                                     $202
CUT-OFF DATE LTV                                                           73.6%
MATURITY DATE LTV                                                          68.2%
UW DSCR ON NCF                                                             1.22x
--------------------------------------------------------------------------------

(1)  Lockbox is required upon the occurrence of an event of default or if the debt service coverage ratio is less than 1.15x.

(2)  The borrower will escrow $8,333 monthly in 2006, $18,750 monthly from
     2007-2010, and $16,667 monthly in 2011, with the aggregate TI/LC reserve capped at $1,200,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Pleasanton, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                296,537
OCCUPANCY AS OF AUGUST 15, 2005                                           100.0%
YEAR BUILT / YEAR RENOVATED                                            1997 / NA
APPRAISED VALUE                                                      $81,500,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $7,106,149
UW TOTAL EXPENSES                                                     $1,862,071
UW NET OPERATING INCOME (NOI)                                         $5,244,079
UW NET CASH FLOW (NCF)                                                $4,905,791
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRITANNIA BUSINESS CENTER I
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                     RATINGS(1)     NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   ADP (ProBusiness
      Svc.)(2) ...............       NR/AAA/NR         205,832      69.4%      $19.69     $4,052,778      71.9%       April 2015
   Robert Half
      International(3) .......        NR/NR/NR          56,505      19.1       $18.96      1,071,335      19.0         June 2010
   Individual Software(4) ....        NR/NR/NR          19,512       6.6       $15.00        292,680       5.2     December 2008
   North American Title ......     Baa2/BBB+/BBB        14,688       5.0       $15.00        220,320       3.9     December 2014
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                         296,537     100.0%      $19.01     $5,637,113     100.0%
NON-MAJOR TENANTS ............                               0       0.0       $ 0.00              0       0.0
                                                       -------     -----                  ----------     -----
OCCUPIED COLLATERAL TOTAL ....                         296,537     100.0%      $19.01     $5,637,113     100.0%
VACANT SPACE .................                               0       0.0
                                                       -------     -----
PROPERTY TOTAL ...............                         296,537     100.0%
                                                       =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  ADP is not in occupancy of approximately 76,510 square feet (all of the
     4155 Hopyard Road building). While actively marketing this space for sublease, ADP remains in occupancy and fully utilizing the balance of their leased premises. ADP pays rent and common area maintenance associated with the unoccupied building space.

(3)  Robert Half International has a right of first refusal to lease property that is not part of the Mortgaged Property. If Robert Half International relocates to such space, it can terminate its current lease at the
     Mortgaged Property without penalty with at least 6 months prior written notice.

(4)  Individual Software Inc. has an early termination right in connection with its lease that provides it the right to terminate the lease effective
     December 31, 2006, which right must be exercised by March 31, 2006 and must be accompanied by a payment to the mortgagee of $140,000 plus 40% of the original balance of amortized tenant improvement costs.

                            LEASE EXPIRATION SCHEDULE

                                                                                   CUMULATIVE
                          WA BASE            % OF TOTAL  CUMULATIVE  % OF ACTUAL  % OF ACTUAL
            # OF LEASES   RENT/SF  TOTAL SF      SF        % OF SF       RENT         RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING   EXPIRING*   ROLLING*     ROLLING*     ROLLING*
----------  -----------  --------  --------  ----------  ----------  -----------  -----------

   2006          0        $ 0.00          0       0.0%       0.0%        0.0%          0.0%
   2007          0        $ 0.00          0       0.0%       0.0%        0.0%          0.0%
   2008          1        $15.00     19,512       6.6%       6.6%        5.2%          5.2%
   2009          0        $ 0.00          0       0.0%       6.6%        0.0%          5.2%
   2010          1        $18.96     56,505      19.1%      25.6%       19.0%         24.2%
   2011          0        $ 0.00          0       0.0%      25.6%        0.0%         24.2%
   2012          0        $ 0.00          0       0.0%      25.6%        0.0%         24.2%
   2013          0        $ 0.00          0       0.0%      25.6%        0.0%         24.2%
   2014          1        $15.00     14,688       5.0%      30.6%        3.9%         28.1%
   2015          2        $19.69    205,832      69.4%     100.0%       71.9%        100.0%
   2016          0        $ 0.00          0       0.0%     100.0%        0.0%        100.0%
Thereafter       0        $ 0.00          0       0.0%     100.0%        0.0%        100.0%
  Vacant         0          NA            0       0.0%     100.0%        0.0%        100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRITANNIA BUSINESS CENTER I
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Britannia Business Center I Loan") is
     secured by a first mortgage encumbering an office building located in
     Pleasanton, California. The Britannia Business Center I Loan represents approximately 1.4% of the Cut-Off Date Pool Balance. The Britannia Business
     Center I Loan was originated on October 14, 2005, and has a principal balance as of the Cut-Off Date of $60,000,000. The Britannia Business
     Center I Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Britannia Business Center I Loan has a remaining term of 116 months and matures on November 11, 2015. The Britannia Business Center I Loan may be
     prepaid on or after September 11, 2015, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers consist of eight tenant-in-common special purpose entities. Legal counsel to each borrower delivered a non-consolidation opinion in connection with the origination of the
     Britannia Business Center I Loan. The sponsor of the borrowers is Triple
     Net Properties, LLC ("Triple Net"). Triple Net is a nationally active syndicator of tenant-in-common real estate investment structures. Triple
     Net currently has approximately 21,845 investors who own 119 properties with a market value in excess of $2.9 billion in 21 states. Triple Net is currently under investigation by the Securities and Exchange Commission regarding disclosure in securities offerings and exemptions from registration requirements. See "RISK FACTORS--The Mortgage
     Loans--Litigation May Have Adverse Effects on Borrowers" in the Prospectus
     Supplement.

o    THE PROPERTY. The Mortgaged Property is an approximately 296,537 square foot office building situated on approximately 19.3 acres. The Mortgaged
     Property was constructed in 1997. The Mortgaged Property is located in
     Pleasanton, California, within the San Francisco-Oakland-Fremont,
     California metropolitan statistical area. As of August 15, 2005, the occupancy rate for the Mortgaged Property securing the Britannia Business
     Center I Loan was approximately 100.0%.

     The largest tenant is Automatic Data Processing Inc. (ProBusiness Svc.)
     ("ADP") occupying approximately 205,832 square feet, or approximately 69.4%
     of the net rentable area. ADP provides computerized transaction processing, data communication, and information services worldwide. As of February 2,
     2006, ADP was rated "AAA" (S&P). The ADP lease expires in April 2015. The second largest tenant is Robert Half International ("RHI") occupying approximately 56,505 square feet, or approximately 19.1% of the net rentable area. RHI provides specialized staffing and risk consulting services through its divisions of Accountemps, Robert Half Finance and
     Accounting, Robert Half Legal, OfficeTeam (general administrative), Robert
     Half Technology (information technology), Robert Half Management Resources
     (senior level professionals) and The Creative Group (advertising, marketing, and Web design). The RHI lease expires in June 2010. The third largest tenant is Individual Software ("Individual Software"), occupying approximately 19,512 square feet, or approximately 6.6% of the net rentable area. Individual Software is a publisher and developer of education, business and personal productivity software for consumers, schools, corporations and government agencies. The Individual Software lease expires in December 2008.

o    LOCKBOX ACCOUNT. At any time during the term of the Britannia Business
     Center I Loan, (i) upon the occurrence of an event of default under the
     Britannia Business Center I documents or (ii) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases will be directly deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Triple Net Properties Realty, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the
     Britannia Business Center I Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT -- IRVING, TX
--------------------------------------------------------------------------------

                   [5 PHOTOS OF MARRIOTT - IRVING, TX OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT -- IRVING, TX
--------------------------------------------------------------------------------

                     [MAP FOR MARRIOTT - IRVING, TX OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT -- IRVING, TX
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $59,864,449
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.730%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT*                                       $56,193
   SEASONALITY RESERVE                                 $5,497

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $59,864,449
CUT-OFF DATE BALANCE/ROOM                                               $164,463
CUT-OFF DATE LTV                                                           72.4%
MATURITY DATE LTV                                                          61.0%
UW DSCR ON NCF                                                             1.47x
--------------------------------------------------------------------------------

*    During the first year, $56,193 will be escrowed monthly. For each year thereafter, 4% of monthly revenue is required to be escrowed.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Irving, TX
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 364
OCCUPANCY AS OF SEPTEMBER 30, 2005*                                        59.4%
YEAR BUILT / YEAR RENOVATED                                            1999 / NA
APPRAISED VALUE                                                      $82,700,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      58.5%
UW REVENUES                                                          $16,857,966
UW TOTAL EXPENSES                                                    $10,003,210
UW NET OPERATING INCOME (NOI)                                         $6,854,756
UW NET CASH FLOW (NCF)                                                $6,180,437
--------------------------------------------------------------------------------

*    Based on the trailing 9-month period ending September 30, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT -- IRVING, TX
--------------------------------------------------------------------------------

                                    UNIT MIX

GUESTROOM MIX                                                       NO. OF ROOMS
-------------                                                       ------------
KING / DOUBLE ...................................................            361
SUITES ..........................................................              3
                                                                             ---
   TOTAL ........................................................            364
                                                                             ===

CASINO/BALLROOM/SPA SPACES                                           SQUARE FEET
--------------------------                                          ------------
MEETING ROOMS (12) ..............................................         24,000
BALLROOM (1) ....................................................         19,000
RETAIL (1) ......................................................            150
                                                                          ------
   TOTAL ........................................................         43,150
                                                                          ======

FOOD AND BEVERAGE                                                      SEATING
-----------------                                                   ------------
RESTAURANT ......................................................          5,000
                                                                           -----
   TOTAL ........................................................          5,000
                                                                           =====

OTHER AMENITIES
---------------
INDOOR POOL AND JACUZZI
LAUNDRY ROOM
BUSINESS CENTER
FITNESS CENTER
LOUNGE BAR

                               FINANCIAL SCHEDULE

YEAR .......................................................         2004 - 2005
LATEST PERIOD ..............................................   T12 Ending 9/2005
OCCUPANCY ..................................................               59.4%
ADR ........................................................             $139.42
REVPAR .....................................................              $80.14
UW OCCUPANCY ...............................................               58.5%
UW ADR .....................................................             $142.14
UW REVPAR ..................................................              $83.15

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             MARRIOTT -- IRVING, TX
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Marriott -- Irving, TX Loan") is secured by a first mortgage encumbering a full-service hotel, The Dallas Marriott
     Las Colinas, located in Irving, Texas. The Marriott -- Irving, TX Loan represents approximately 1.4% of the Cut-Off Date Pool Balance. The
     Marriott -- Irving, TX Loan was originated on December 27, 2005, and has a principal balance as of the Cut-Off Date of $59,864,449.

     The Marriott -- Irving, TX Loan has a remaining term of 118 months and matures on January 11, 2016. The Marriott -- Irving, TX Loan may be prepaid on or after November 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Columbia Properties Dallas, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott -- Irving, TX
     Loan. The sponsor of the borrower is Columbia Sussex Corporation ("Columbia
     Sussex"). Columbia Sussex and its affiliates own and operate 90 hotels
     (26,000 rooms), resorts and casinos in 30 states and overseas.

o    THE PROPERTY. The Mortgaged Property is a full-service hotel, containing
     364 rooms, 12 meeting rooms containing approximately 24,000 square feet of meeting and open function space, as well as a restaurant, business center, indoor pool and fitness center. As of the trailing nine month period ending
     September 30, 2005, the occupancy rate for the Mortgaged Property securing the Marriott -- Irving, TX Loan was 59.4%.

o    LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a borrower-designated lockbox account.

o    MANAGEMENT. Columbia Sussex, the sponsor, is the property manager for the
     Mortgaged Property securing the Marriott -- Irving, TX Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOUBLETREE HOTEL -- CHICAGO, IL
--------------------------------------------------------------------------------

              [7 PHOTOS OF DOUBLETREE HOTEL - CHICAGO, IL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOUBLETREE HOTEL -- CHICAGO, IL
--------------------------------------------------------------------------------

                [MAP FOR DOUBLETREE HOTEL - CHICAGO, IL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOUBLETREE HOTEL -- CHICAGO, IL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $54,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  The Procaccianti Group/
                                                                   CMS Companies
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.510%
MATURITY DATE                                                   October 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          115 / 300
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   PIP(1)                                          $9,585,406

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   FF&E (2)                                               Yes

ADDITIONAL FINANCING(3)                        Mezzanine Debt        $11,748,954

CUT-OFF DATE BALANCE                                                 $54,000,000
CUT-OFF DATE BALANCE/ROOM                                               $156,522
CUT-OFF DATE LTV                                                           67.2%
MATURITY DATE LTV                                                          63.3%
UW DSCR ON NCF                                                             1.44x
--------------------------------------------------------------------------------

(1)  A property improvement plan ("PIP"), with a budgeted amount of $12,585,406, is currently being undertaken at the Mortgage Property in order to re-flag the hotel as a Hilton Suites. The PIP includes upgrades to the exterior, guestrooms, common areas, building systems, the food and beverage and recreational facilities, as well as the meeting and banquet areas. These improvements are intended to reflect the standards of the Hilton Suites and affirm the Mortgaged Property's position in the market. The first
     $3,000,000 of the PIP will be provided by Hilton, with the remaining
     $9,585,406 to be funded by the borrower. Upon the repayment of the
     Mezzanine Loan, with a maturity date of April 1, 2006, the portion of the
     PIP being funded by the borrower, in the amount of $9,585,406, will be escrowed and held by the Servicer.

(2)  Wachovia is escrowing 2% of monthly revenue for the FF&E reserve for the first year, 3% of monthly revenue for the second year, and 4% of monthly revenue thereafter are required to be escrowed.

(3)  The mezzanine loan is secured by an interest in an affiliate of the borrower of the Doubletree Hotel -- Chicago, IL Loan, as well as four other borrowing entities, and totals $97,000,000 with $54,822,490 currently outstanding. The mezzanine loan was provided by Wachovia Bank, N.A., carries an interest rate of 30-day LIBOR + 6.05% and matures on April 1,
     2006. The allocated mezzanine loan for the Doubletree Hotel -- Chicago, IL
     Loan totals approximately $21,334,360, with $11,748,954 currently outstanding, and $9,585,406 (equal to the borrower's portion of the PIP)
     remaining to be funded.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Chicago, IL
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 345
OCCUPANCY AS OF NOVEMBER 30, 2005*                                         76.4%
YEAR BUILT / YEAR RENOVATED                                            1990 / NA
APPRAISED VALUE                                                      $80,350,000
PROPERTY MANAGEMENT                                           Lenox Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                      80.0%
UW REVENUES                                                          $24,365,479
UW TOTAL EXPENSES                                                    $17,652,212
UW NET OPERATING INCOME (NOI)                                         $6,713,267
UW NET CASH FLOW (NCF)                                                $5,738,648
--------------------------------------------------------------------------------

*    Based on trailing 12-month period ending November 30, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOUBLETREE HOTEL -- CHICAGO, IL
--------------------------------------------------------------------------------

                                    UNIT MIX

                                                                          NO. OF
GUESTROOM MIX                                                              ROOMS
-------------                                                             ------
KING .................................................................       141
DOUBLE ...............................................................       200
SUITES ...............................................................         4
                                                                             ---
   TOTAL .............................................................       345
                                                                             ===

                                                                          SQUARE
BALLROOM/SPA SPACES                                                        FEET
-------------------                                                       ------
LAKESHORE BALLROOM ...................................................     2,910
WHEATON ..............................................................     1,640
LINCOLN PARK .........................................................     1,640
LAKESHORE A ..........................................................       931
LAKESHORE BALLROOM ...................................................       972
LAKESHORE C ..........................................................       931
STREETERVILLE ........................................................       640
RIVER NORTH ..........................................................       495
OLD TOWNE ............................................................       344
NEW TOWN .............................................................       393
                                                                          ------
   TOTAL .............................................................    10,896
                                                                          ======

FOOD AND BEVERAGE                                                        SEATING
-----------------                                                        -------
MRS. PARKS RESTAURANT ................................................       120
FULL SERVICE RESTAURANT USED FOR BANQUETS ............................       150
COFFEE SHOP ..........................................................        16
BAR ..................................................................        16
                                                                             ---
   TOTAL .............................................................       302
                                                                             ===

OTHER AMENITIES
---------------
INDOOR POOL
HEALTH CLUB/SPA
BUSINESS CENTER

                               FINANCIAL SCHEDULE

YEAR .....................................................           2004 - 2005
LATEST PERIOD ............................................   T-12 Ending 11/2005
OCCUPANCY ................................................                 76.5%
ADR ......................................................               $157.30
REVPAR ...................................................               $120.34
UW OCCUPANCY .............................................                 80.0%
UW ADR ...................................................               $173.62
UW REVPAR ................................................               $138.90

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DOUBLETREE HOTEL -- CHICAGO, IL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Doubletree Hotel -- Chicago, IL Loan") is
     secured by a first mortgage encumbering a full service hotel located in
     Chicago, Illinois. The Doubletree Hotel -- Chicago, IL Loan represents approximately 1.3% of the Cut-Off Date Pool Balance. The Doubletree Hotel
     -- Chicago, IL Loan was originated on October 5, 2005 and has a principal balance as of the Cut-Off Date of $54,000,000. The Doubletree Hotel --
     Chicago, IL Loan provides for interest-only payments for the first 84 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Doubletree Hotel -- Chicago, IL Loan has a remaining term of 115 months and matures on October 11, 2015. The Doubletree Hotel -- Chicago, IL Loan
     may be prepaid on or after August 11, 2015, and permits defeasance with
     United States government obligations beginning two years after the Closing
     Date.

o    THE BORROWER. The borrower is PIL II, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidated opinion in connection with the origination of the Doubletree Hotel -- Chicago, IL Loan. The sponsors of the borrower are The Procaccianti Group ("TPG") and CMS
     Companies ("CMS"). TPG is a privately held real estate investment company that focuses on a value-added investment style that creates value with real estate assets by repositioning, renovating and improving operations, particularly hospitality assets. TPG currently owns more than 6,400 rooms in over 40 markets. TPG's equity partner is CMS, an investment manager in non-traditional asset classes, which invests on behalf of entrepreneurs, with expertise in the asset classes in which CMS invests. CMS sponsored partnerships have been investing in real estate since 1981.

o    THE PROPERTY. The Mortgaged Property is a full-service hotel containing 345 rooms. The Mortgaged Property amenities include an indoor swimming pool, spa, exercise facility, two restaurants, bakery/cafe, common dining facility room, business center, conference area and a lounge. Guestroom amenities at the Mortgaged Property include high speed internet access, two line telephones with voice mail and data port, wet bar, refreshment center, sleeper sofa and two color televisions. Based on the trailing 12-month period through November 30, 2005, the occupancy rate for the Mortgaged
     Property securing the Doubletree Hotel -- Chicago, IL Loan was approximately 76.4%.

     The Mortgaged Property is currently operated as a Doubletree Suites;
     however, upon completion of a Property Improvement Plan ("PIP"), with a budget of approximately $12,585,406, the borrower will enter into a new 20 year franchise agreement with Hilton to operate the property as a Hilton
     Suites. The proposed PIP budget includes upgrades to the building exterior, guestrooms, systems, food and beverage, recreational facilities, meeting and banquet areas and common areas. The improvements are intended to reflect the standards of the Hilton Suites and affirm the Mortgaged
     Property's position in the market.

o    LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MEZZANINE DEBT. Upon the closing of the Doubletree Hotel -- Chicago,IL
     Loan, Wachovia Bank, N.A. provided a mezzanine loan to an affiliate of the borrower of the Doubletree Hotel -- Chicago, IL Loan, as well as four other borrowing entities. The mezzanine loan provided for a total of $97,000,000 of debt with $54,822,490 currently outstanding and $42,177,510 remaining to be funded. The mezzanine loan is held by Wachovia Bank, N.A. and matures on
     April 1, 2006. Interest accrues on the mezzanine loan at a rate of 30-day
     LIBOR plus 6.05%. The portion of the allocated mezzanine loan for the
     Doubletree Hotel -- Chicago, IL Loan totals approximately $21,334,360, with
     $11,748,954 currently outstanding and $9,585,406 remaining to be funded.

o    MANAGEMENT. Lenox Hotels, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Doubletree Hotel
     -- Chicago, IL Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HORIZON POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $53,874,970
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                    David W. Lichtenstein
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.580%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   ENGINEERING                                       $193,810
   OUTSTANDING TI/LC(2)                              $462,000
   CAPEX RESERVE(3)                                $1,895,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT                                         $6,445
   TI/LC                                              $42,097

ADDITIONAL FINANCING(4)                                                     None

CUT-OFF DATE BALANCE                                                 $53,874,970
CUT-OFF DATE BALANCE/SF                                                      $80
CUT-OFF DATE LTV                                                           79.8%
MATURITY DATE LTV                                                          67.0%
UW DSCR ON NCF                                                             1.45x
--------------------------------------------------------------------------------

(1)  The Mortgage Loan allows for partial defeasance in an amount equal to 125%
     of the allocated loan amount ($13,600,000) in the case that the Fremont property is released. The DSCR on the remaining properties must be equal to the greater of the DSCR at closing and the DSCR immediately prior to release and subect to a maximum LTV for the remaining properties that must be equal to the lesser of 80.0% and the LTV immediately prior to release.

(2)  Landlord TI allowance at the Oshkosh Mortgaged Property for Old Navy --
     $432,000 (14,400 SF @ $30/SF) and Pendleton -- $30,000 (6,000 SF @ $5/SF).

(3)  Reserve specifically for Old Navy tenant space at the Oshkosh Mortgaged
     Property.

(4)  Future mezzanine debt is permitted, subject to a maximum LTV of 88.0% and a minimum DSCR of 1.15X, with mortgagee consent required.

                         [PHOTO OF HORIZON POOL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                                 Various
PROPERTY TYPE                                                   Retail -- Outlet
SIZE (SF)                                                                673,547
OCCUPANCY AS OF NOVEMBER 15, 2005                                          82.9%
YEAR BUILT / YEAR RENOVATED                                            1989 / NA
APPRAISED VALUE                                                      $67,500,000
PROPERTY MANAGEMENT                                           Prime Retail, L.P.
UW ECONOMIC OCCUPANCY                                                      82.6%
UW REVENUES                                                           $9,531,295
UW TOTAL EXPENSES                                                     $3,768,423
UW NET OPERATING INCOME (NOI)                                         $5,762,872
UW NET CASH FLOW (NCF)                                                $5,388,398
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HORIZON POOL
--------------------------------------------------------------------------------

                              HORIZON POOL SUMMARY

                                                                 PARTIAL
                                   ALLOCATED                   DEFEASANCE
                                 CUT-OFF DATE                    RELEASE   YEAR BUILT /   SQUARE
PROPERTY NAME                       BALANCE       LOCATION      PRICE(1)     RENOVATED   FOOTAGE
------------------------------   ------------  --------------  ----------  ------------  -------

Prime Outlets at Burlington ..    $20,352,766  Burlington, WA     None        1989/NA    174,055
Prime Outlets at Oshkosh .....     19,953,692  Oshkosh, WI        None        1989/NA    270,567
Prime Outlets at Fremont .....     13,568,511  Fremont, IN        125%        1989/NA    228,925
                                  -----------                                            -------
                                  $53,874,970                                            673,547
                                  ===========                                            =======

                                 CUT-OFF DATE                           UNDERWRITTEN               APPRAISED
                                  BALANCE PER                    UW          NET       APPRAISED     VALUE
PROPERTY NAME                     SQUARE FOOT  OCCUPANCY(2)  OCCUPANCY    CASH FLOW      VALUE       PER SF
------------------------------   ------------  ------------  ---------  ------------  -----------  ---------

Prime Outlets at Burlington ..       $117          82.4%       80.5%     $1,805,594   $25,500,000     $147
Prime Outlets at Oshkosh .....       $ 74          91.6%       85.4%      1,965,718    25,000,000     $ 92
Prime Outlets at Fremont .....       $ 59          73.1%       81.4%      1,617,086    17,000,000     $ 74
                                                                         ----------   -----------
                                     $ 80          82.9%       82.6%     $5,388,398   $67,500,000     $100
                                                                         ==========   ===========

(1)  Subject to certain conditions as specified in the Mortgage Loan documents.

(2)  Occupancy date as of November 15, 2005 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HORIZON POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------

MAJOR TENANTS
   Gap Outlet ................     Baa3/BBB-/BBB-       31,354       4.7%      $11.79     $  369,810       6.1%
   VF Outlet .................        A3/A-/NR          27,402       4.1       $ 2.09         57,179       0.9
   Dress Barn ................        NR/NR/NR          23,040       3.4       $10.58        243,791       4.0
   Bass Company Store ........       B1/BB/BB+          22,355       3.3       $ 8.15        182,156       3.0
   Liz Claiborne .............      Baa2/BBB/NR         19,940       3.0       $10.00        199,460       3.3
   Tommy Hilfiger ............       Ba2/BB-/NR         17,000       2.5       $22.12        376,000       6.2
   Casual Corner .............        NR/NR/NR          15,950       2.4       $ 9.34        149,003       2.5
   Polo Ralph Lauren .........      Baa2/BBB/NR         15,942       2.4       $ 9.20        146,653       2.4
   Eddie Bauer ...............        NR/B+/NR          15,000       2.2       $15.80        237,000       3.9
   Old Navy ..................     Baa3/BBB-/BBB-       14,400       2.1       $ 5.15         74,214       1.2
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                         202,383      30.0%      $10.06     $2,035,266      33.7%
NON-MAJOR TENANTS ............                         356,279      52.9       $11.22      3,999,210      66.3
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         558,662      82.9%      $10.80     $6,034,476     100.0%
VACANT SPACE .................                         114,885      17.1
                                                       -------     -----
TOTAL ........................                         673,547     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                     CUMULATIVE
                          WA BASE                          CUMULATIVE  % OF ACTUAL  % OF ACTUAL
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL     % OF SF       RENT         RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*   ROLLING*     ROLLING*     ROLLING*
----------  -----------  --------  --------  ------------  ----------  -----------  -----------

   2006          42       $11.54    158,861      23.6%        23.6%       30.4%         30.4%
   2007          26       $10.55    118,770      17.6%        41.2%       20.8%         51.1%
   2008          12       $10.60     62,377       9.3%        50.5%       11.0%         62.1%
   2009           9       $13.34     30,973       4.6%        55.1%        6.8%         68.9%
   2010          14       $ 9.35    107,757      16.0%        71.1%       16.7%         85.6%
   2011           8       $11.03     60,470       9.0%        80.1%       11.0%         96.7%
   2012           2       $16.12      7,934       1.2%        81.2%        2.1%         98.8%
   2013           0       $ 0.00          0       0.0%        81.2%        0.0%         98.8%
   2014           2       $ 5.04      7,520       1.1%        82.3%        0.6%         99.4%
   2015           1       $ 8.47      4,000       0.6%        82.9%        0.6%        100.0%
   2016           0       $ 0.00          0       0.0%        82.9%        0.0%        100.0%
Thereafter        0       $ 0.00          0       0.0%        82.9%        0.0%        100.0%
   Vacant         0          NA     114,885      17.1%       100.0%        0.0%        100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HORIZON POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT BURLINGTON

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE   ACTUAL                    % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA    RENT PSF  ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  --------  -----------  -----------  -------------

MAJOR TENANTS
   Mikasa ....................        NR/NR/NR          10,949       6.3%    $ 6.61    $   72,405       3.9%      August 2008
   Liz Claiborne .............      Baa2/BBB/NR         10,000       5.7     $11.00       110,000       5.9     December 2007
   Gap Outlet ................     Baa3/BBB-/BBB-        9,200       5.3     $13.85       127,406       6.8       August 2006
   Shoe Pavilion .............        NR/NR/NR           8,200       4.7     $14.00       114,800       6.1     December 2010
   Dress Barn -- Woman .......        NR/NR/NR           7,700       4.4     $12.57        96,815       5.2         June 2006
                                                       -------     -----               ----------     -----
   TOTAL MAJOR TENANTS .......                          46,049      26.5%    $11.32    $  521,426      27.8%
NON-MAJOR TENANTS ............                          97,450      56.0     $13.92     1,356,964      72.2
                                                       -------     -----               ----------     -----
OCCUPIED TOTAL ...............                         143,499      82.4%    $13.09    $1,878,390     100.0%
VACANT SPACE .................                          30,556      17.6
                                                       -------     -----
TOTAL ........................                         174,055     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

              # OF                                             CUMULATIVE                   CUMULATIVE
             LEASES   WA BASE RENT/SF  TOTAL SF   % OF TOTAL     % OF SF    % OF ACTUAL    % OF ACTUAL
   YEAR     EXPIRING      EXPIRING     EXPIRING  SF EXPIRING*   ROLLING*   RENT ROLLING*  RENT ROLLING*
----------  --------  ---------------  --------  ------------  ----------  -------------  -------------

   2006        15          $14.10       57,450       33.0%        33.0%        43.1%           43.1%
   2007         7          $11.44       31,300       18.0%        51.0%        19.1%           62.2%
   2008         5          $11.31       27,749       15.9%        66.9%        16.7%           78.9%
   2009         4          $14.03       12,800        7.4%        74.3%         9.6%           88.5%
   2010         2          $15.27       14,200        8.2%        82.4%        11.5%          100.0%
   2011         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
   2012         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
   2013         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
   2014         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
   2015         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
   2016         0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
Thereafter      0          $ 0.00            0        0.0%        82.4%         0.0%          100.0%
  Vacant        0            NA         30,556       17.6%       100.0%         0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   HORIZON POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT OSHKOSH

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE   ACTUAL                    % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA    RENT PSF  ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  --------  -----------  -----------  -------------

MAJOR TENANTS
   VF Outlet .................        A3/A-/NR          27,402      10.1%    $ 2.09    $   57,179       2.4%       April 2010
   Old Navy ..................     Baa3/BBB-/BBB-       14,400       5.3     $ 5.15        74,214       3.2     December 2010
   The Gap ...................     Baa3/BBB-/BBB-       12,920       4.8     $12.04       155,520       6.7         July 2011
   Lands' End ................       NR/BB+/BB          10,000       3.7     $15.00       150,000       6.4         July 2006
   Casual Corner .............        NR/NR/NR          10,000       3.7     $ 9.18        91,839       3.9     December 2007
                                                       -------     -----               ----------     -----
   TOTAL MAJOR TENANTS .......                          74,722      27.6%    $ 7.08    $  528,752      22.6%
NON-MAJOR TENANTS ............                         173,103      64.0     $10.45     1,809,476      77.4
                                                       -------     -----               ----------     -----
OCCUPIED TOTAL ...............                         247,825      91.6%    $ 9.43    $2,338,228     100.0%
VACANT SPACE .................                          22,742       8.4
                                                       -------     -----
TOTAL ........................                         270,567     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                           LEASE EXPIRATION SCHEDULE

              # OF                                             CUMULATIVE                   CUMULATIVE
             LEASES   WA BASE RENT/SF  TOTAL SF   % OF TOTAL     % OF SF    % OF ACTUAL    % OF ACTUAL
   YEAR     EXPIRING      EXPIRING     EXPIRING  SF EXPIRING*   ROLLING*   RENT ROLLING*  RENT ROLLING*
----------  --------  ---------------  --------  ------------  ----------  -------------  -------------

   2006        17          $ 8.76       68,379       25.3%        25.3%        25.6%           25.6%
   2007         6          $10.33       35,300       13.0%        38.3%        15.6%           41.2%
   2008         2          $ 9.00       13,990        5.2%        43.5%         5.4%           46.6%
   2009         3          $ 8.64       15,650        5.8%        49.3%         5.8%           52.4%
   2010         7          $ 6.97       66,002       24.4%        73.7%        19.7%           72.0%
   2011         4          $13.04       35,410       13.1%        86.8%        19.7%           91.8%
   2012         2          $16.12        7,934        2.9%        89.7%         5.5%           97.3%
   2013         0          $ 0.00            0        0.0%        89.7%         0.0%           97.3%
   2014         1          $26.15        1,160        0.4%        90.1%         1.3%           98.6%
   2015         1          $ 8.47        4,000        1.5%        91.6%         1.4%          100.0%
   2016         0          $ 0.00            0        0.0%        91.6%         0.0%          100.0%
Thereafter      0          $ 0.00            0        0.0%        91.6%         0.0%          100.0%
  Vacant        0             NA        22,742        8.4%       100.0%         0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  HORIZON POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT FREMONT

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF     DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Levis/Dockers .............       Caa2/B-/B          11,902       5.2%      $15.23     $  181,222      10.0%              MTM
   Gap Outlet ................     Baa3/BBB-/BBB-        9,234       4.0       $ 9.41         86,884       4.8        March 2011
   Reebok ....................       Baa2/NR/NR          8,350       3.6       $ 5.33         44,499       2.4          May 2007
   Polo Ralph Lauren .........      Baa2/BBB/NR          7,988       3.5       $11.50         91,862       5.1     December 2008
   Bass Company Store ........       B1/BB/BB+           6,855       3.0       $ 8.04         55,110       3.0         June 2010
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          44,329      19.4%      $10.37     $  459,577      25.3%
NON-MAJOR TENANTS ............                         123,009      53.7       $11.04      1,358,281      74.7
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         167,338      73.1%      $10.86     $1,817,858     100.0%
VACANT SPACE .................                          61,587      26.9
                                                       -------     -----
TOTAL ........................                         228,925     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

              # OF                                             CUMULATIVE                   CUMULATIVE
             LEASES   WA BASE RENT/SF  TOTAL SF   % OF TOTAL     % OF SF    % OF ACTUAL    % OF ACTUAL
   YEAR     EXPIRING      EXPIRING     EXPIRING  SF EXPIRING*   ROLLING*   RENT ROLLING*  RENT ROLLING*
----------  --------  ---------------  --------  ------------  ----------  -------------  -------------

   2006        10          $12.83       33,032       14.4%        14.4%        23.3%           23.3%
   2007        13          $10.17       52,170       22.8%        37.2%        29.2%           52.5%
   2008         5          $10.74       20,638        9.0%        46.2%        12.2%           64.7%
   2009         2          $39.00        2,523        1.1%        47.3%         5.4%           70.1%
   2010         5          $12.01       27,555       12.0%        59.4%        18.2%           88.3%
   2011         4          $ 8.19       25,060       10.9%        70.3%        11.3%           99.6%
   2012         0          $ 0.00            0        0.0%        70.3%         0.0%           99.6%
   2013         0          $ 0.00            0        0.0%        70.3%         0.0%           99.6%
   2014         1          $ 1.19        6,360        2.8%        73.1%         0.4%          100.0%
   2015         0          $ 0.00            0        0.0%        73.1%         0.0%          100.0%
   2016         0          $ 0.00            0        0.0%        73.1%         0.0%          100.0%
Thereafter      0          $ 0.00            0        0.0%        73.1%         0.0%          100.0%
  Vacant        0           NA          61,587       26.9%       100.0%         0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HUNTINGTON OAKS SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $51,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       Stanley W. Gribble
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.770%
MATURITY DATE                                                  February 11, 2016
AMORTIZATION TYPE                                                  Interest Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   INSURANCE                                            Yes
   ENGINEERING                                     $107,050
   TI/LC                                           $400,000
   HOLDBACK                                        $636,460

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT                                       $4,209
   TI/LC(2)                                       Springing

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $51,000,000
CUT-OFF DATE BALANCE/SF                                                     $202
CUT-OFF DATE LTV                                                           74.3%
MATURITY DATE LTV                                                          74.3%
UW DSCR ON NCF                                                             1.37x
--------------------------------------------------------------------------------

(1)  Lockbox is required upon the occurrence of an event of default under the
     Mortgage Loan or a default on the ground lease.

(2)  If the TI/LC balance decreases below $400,000, a monthly escrow of $8,333 will be required until such time as the escrow equals $400,000.

(3)  Upon the expiration of the parking lot ground lease in 2013, future mezzanine debt permitted subject to a maximum combined 80% LTV and a minimum combined 1.20x DSCR.

               [PHOTO OF HUNTINGTON OAKS SHOPPING CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Monrovia, CA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                252,510
OCCUPANCY AS OF JANUARY 1, 2006                                           100.0%
YEAR BUILT / YEAR RENOVATED                                            1981 / NA
APPRAISED VALUE                                                      $68,600,000
PROPERTY MANAGEMENT                              Festival Management Corporation
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                           $5,610,728
UW TOTAL EXPENSES                                                     $1,426,739
UW NET OPERATING INCOME (NOI)                                         $4,183,989
UW NET CASH FLOW (NCF)                                                $4,020,707
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         HUNTINGTON OAKS SHOPPING CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF      DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT     EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  --------------

ANCHOR TENANTS
   Toys "R" Us ...............      Caa2/ B-/CCC        42,815      17.0%      $ 8.55     $  366,068       8.4%      January 2018
   Marshalls .................        A3/A/NR           37,966      15.0       $12.58        477,612      11.0          July 2009
   Bed Bath & Beyond .........       NR/BBB/NR          30,000      11.9       $14.23        426,900       9.8       January 2018
                                                       -------     -----                  ----------     -----
   TOTAL ANCHOR TENANTS ......                         110,781      43.9%      $11.47     $1,270,580      29.3%
MAJOR TENANTS
   Chuck E. Cheese's .........        NR/NR/NR          13,437       5.3%      $14.04     $  188,655       4.3%          May 2011
   Party City ................        NR/NR/NR          11,012       4.4       $16.80        185,002       4.3       January 2013
   Black Angus ...............        NR/NR/NR          10,800       4.3       $13.45        145,250       3.3          June 2007
   Acapulco Restaurant .......        NR/NR/NR          10,000       4.0       $24.60        246,000       5.7     September 2008
   Trader Joe's ..............        NR/NR/NR           9,030       3.6       $16.22        146,466       3.4          June 2010
   Lenscrafters ..............        NR/NR/NR           7,415       2.9       $15.63        115,896       2.7         March 2011
   The Wherehouse ............        NR/NR/NR           6,353       2.5       $17.86        113,464       2.6      December 2009
   Mimi's Cafe ...............        NR/NR/NR           6,200       2.5       $32.55        201,810       4.7         April 2010
   Chili's ...................     Baa2/BBB/BBB+         5,972       2.4       $39.48        235,763       5.4         March 2014
   Kirkland's ................        NR/NR/NR           5,683       2.3       $19.50        110,819       2.6        August 2015
                                                       -------     -----                  ----------     -----
   TOTAL MAJOR TENANTS .......                          85,902      34.0%      $19.66     $1,689,125      38.9%
NON-MAJOR TENANTS ............                          55,827      22.1       $24.67      1,377,200      31.8
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         252,510     100.0%      $17.18     $4,336,905     100.0%
VACANT SPACE .................                               0       0.0
                                                       -------     -----
TOTAL ........................                         252,510     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                        CUMULATIVE
                          WA BASE                           CUMULATIVE                    % OF
            # OF LEASES   RENT/SF  TOTAL SF   % OF TOTAL       % OF      % OF ACTUAL   ACTUAL RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING  SF EXPIRING*  SF ROLLING*  RENT ROLLING*   ROLLING*
----------  -----------  --------  --------  ------------  -----------  -------------  -----------

   2006          2        $20.98     5,200        2.1%          2.1%          2.5%          2.5%
   2007          4        $21.92    19,206        7.6%          9.7%          9.7%         12.2%
   2008          8        $23.23    25,710       10.2%         19.8%         13.8%         26.0%
   2009          5        $14.86    50,102       19.8%         39.7%         17.2%         43.2%
   2010          4        $23.42    17,880        7.1%         46.8%          9.7%         52.8%
   2011          5        $16.22    29,092       11.5%         58.3%         10.9%         63.7%
   2012          2        $26.88     2,800        1.1%         59.4%          1.7%         65.4%
   2013          1        $16.80    11,012        4.4%         63.8%          4.3%         69.7%
   2014          3        $36.25     8,022        3.2%         66.9%          6.7%         76.4%
   2015          1        $19.50     5,683        2.3%         69.2%          2.6%         79.0%
   2016          1        $23.95     4,988        2.0%         71.2%          2.8%         81.7%
Thereafter       2        $10.89    72,815       28.8%        100.0%         18.3%        100.0%
  Vacant         0          NA           0        0.0%        100.0%          0.0%        100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   3500 MAPLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $47,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                      Triple Net Properties, LLC and Anthony W. Thompson
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.770%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   ENGINEERING                                       $218,750
   TI/LC                                           $1,000,000
   OTHER ESCROW(2)                                 $1,326,676

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT                                         $4,709
   TI/LC(3)                                           $31,393

ADDITIONAL FINANCING(4)(5)                       Secured Debt        $11,320,000

CUT-OFF DATE BALANCE                                                 $47,000,000
CUT-OFF DATE BALANCE/SF                                                     $125
CUT-OFF DATE LTV                                                           70.1%
MATURITY DATE LTV                                                          65.4%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

(1)  Lockbox is required upon the occurrence of an event of default, or if the debt service coverage ratio falls below 1.15x, or if the subordinate loan is not fully repaid prior to April 26, 2006.

(2)  An escrow was taken to cover all outstanding free rent and tenant allowances due with respect to tenants currently in place.

(3)  Monthly TI/LC payments commence on the 31st payment date and continue until the TI/LC escrow equals $1,900,000.

(4)  At origination, Wachovia Bank, N.A. provided $11,320,000 of subordinate debt, which was used to bridge the remaining equity needs, until such time as the additional equity has been raised. An intercreditor agreement exists and it is anticipated that the subordinate debt will be retired within 120 days of loan origination via the addition of tenants-in-common members.

(5)  The borrower has the right beginning on January 1, 2011 to place either a second mortgage or mezzanine debt, but not both on the Mortgaged Property with the restrictions that future aggregate debt cannot exceed 70.0% LTV or reduce the total DSCR below 1.20x. Mortgagee's approval and an executed subordination and standstill agreement are required for the future debt.

                          [PHOTO OF 3500 MAPLE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Dallas, TX
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                376,862
OCCUPANCY AS OF NOVEMBER 30, 2005                                          95.0%
YEAR BUILT / YEAR RENOVATED                                          1985 / 2005
APPRAISED VALUE                                                      $67,000,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      92.5%
UW REVENUES                                                           $8,066,573
UW TOTAL EXPENSES                                                     $3,628,004
UW NET OPERATING INCOME (NOI)                                         $4,438,569
UW NET CASH FLOW (NCF)                                                $3,995,576
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   3500 MAPLE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                  % OF      DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  -------------

MAJOR TENANTS
   Hanson Aggregates .........        NR/NR/NR          56,405       15.0%     $19.20     $1,083,239      15.1%    November 2007
   Heritage Capital Corp .....        NR/NR/NR          50,604       13.4      $22.24      1,125,566      15.7         June 2015
   KPLX/KLIF Radio ...........        NR/NR/NR          39,458       10.5      $20.10        792,928      11.1         June 2011
   Katz Communications .......      Baa3/NR/BBB-        30,848        8.2      $19.00        586,112       8.2        March 2015
   Heritage Galleries ........        NR/NR/NR          24,794        6.6      $18.12        449,194       6.3         June 2015
                                                       -------      -----                 ----------     -----
   TOTAL MAJOR TENANTS .......                         202,109       53.6%     $19.97     $4,037,038      56.4%
NON-MAJOR TENANTS ............                         155,951       41.4      $19.99      3,118,168      43.6
                                                       -------      -----                 ----------     -----
OCCUPIED TOTAL ...............                         358,060       95.0%     $19.98     $7,155,206     100.0%
VACANT SPACE .................                          18,802        5.0
                                                       -------      -----
TOTAL ........................                         376,862      100.0%
                                                       =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                CUMULATIVE %
            # OF LEASES  WA BASE RENT  TOTAL SF  % OF TOTAL SF   CUMULATIVE %    % OF ACTUAL     ACTUAL OF
   YEAR       EXPIRING   /SF EXPIRING  EXPIRING    EXPIRING*    OF SF ROLLING*  RENT ROLLING*  RENT ROLLING*
----------  -----------  ------------  --------  -------------  --------------  -------------  -------------

   2006          10         $14.24       21,713       5.8%            5.8%           4.3%            4.3%
   2007           7         $18.92       59,310      15.7%           21.5%          15.7%           20.0%
   2008           0         $ 0.00            0       0.0%           21.5%           0.0%           20.0%
   2009           6         $21.37       32,247       8.6%           30.1%           9.6%           29.6%
   2010           3         $22.05       26,812       7.1%           37.2%           8.3%           37.9%
   2011           6         $20.10       63,718      16.9%           54.1%          17.9%           55.8%
   2012           2         $20.76       11,814       3.1%           57.2%           3.4%           59.2%
   2013           1         $19.50       12,500       3.3%           60.5%           3.4%           62.6%
   2014           0         $ 0.00            0       0.0%           60.5%           0.0%           62.6%
   2015          12         $20.55      127,604      33.9%           94.4%          36.6%           99.3%
   2016           1         $21.82        2,342       0.6%           95.0%           0.7%          100.0%
Thereafter        0         $ 0.00            0       0.0%           95.0%           0.0%          100.0%
  Vacant          0           NA         18,802       5.0%          100.0%           0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          THE HIGHLAND AND LODGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $46,480,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                      Resource Real Estate Holdings, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.480%
MATURITY DATE                                                  December 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          48
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          117 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                      $443,460

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT*                                       $8,478

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $46,480,000
CUT-OFF DATE BALANCE/UNIT                                                $50,632
CUT-OFF DATE LTV                                                           79.9%
MATURITY DATE LTV                                                          72.8%
UW DSCR ON NCF                                                             1.26x
--------------------------------------------------------------------------------

*    Monthly escrow commences on January 11, 2008.

                 [PHOTO OF THE HIGHLAND AND LODGE POOL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2
LOCATION                                                       Overland Park, KS
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 918
OCCUPANCY AS OF NOVEMBER 17 AND NOVEMBER 29, 2005                          92.1%
YEAR BUILT / YEAR RENOVATED                                   1983 and 1987 / NA
APPRAISED VALUE                                                      $58,200,000
PROPERTY MANAGEMENT                         Resource Real Estate Management, LLC
UW ECONOMIC OCCUPANCY                                                      87.7%
UW REVENUES                                                           $7,228,118
UW TOTAL EXPENSES                                                     $3,018,184
UW NET OPERATING INCOME (NOI)                                         $4,209,933
UW NET CASH FLOW (NCF)                                                $3,980,433
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE HIGHLAND AND LODGE POOL
--------------------------------------------------------------------------------

                              THE LODGE APARTMENTS

                              NO. OF   APPROXIMATE    APPROXIMATE               QUOTED
          UNIT MIX             UNITS  UNIT SIZE (SF)    NRA (SF)   % OF NRA      RENT
---------------------------   ------  --------------  -----------  --------  -------------

1 BR/1 BA .................     200         720         144,000      29.6%       $527
2 BR/1 BA .................     128         840         107,520      22.1        $650
2 BR/2 BA .................     168       1,017         170,856      35.2        $680
3 BR/2 BA .................      52       1,225          63,700      13.1        $870
                                ---                     -------     -----
TOTAL .....................     548         887         486,076     100.0%  $635/$0.72/SF
                                ===                     =======     =====

                            HIGHLAND RIDGE APARTMENTS

                              NO. OF    APPROXIMATE   APPROXIMATE                QUOTED
         UNIT MIX              UNITS  UNIT SIZE (SF)    NRA (SF)   % OF NRA       RENT
---------------------------   ------  --------------  -----------  --------  -------------

1 BR/1 BA- "A" ............      48          578         27,744       9.9%        $575
1 BR/1 BA- "A2" ...........      24          595         14,280       5.1         $605
1 BR/1 BA- TH .............      60          637         38,220      13.6         $595
1 BR/1 BA- "CFB" ..........      34          630         21,420       7.6         $605
1 BR/1 BA- Study ..........      16          786         12,576       4.5         $615
1 BR/1 BA- TH .............     120          780         93,600      33.3         $665
2 BR/1 BA .................      16          819         13,104       4.7         $690
2 BR/2 BA .................       8          946          7,568       2.7         $765
2 BR/2 BA- FPWIN ..........       8        1,017          8,136       2.9         $780
2 BR/2 BA- TH .............      36        1,232         44,352      15.8         $845
                                ---                     -------     -----
TOTAL .....................     370          759        281,000     100.0%   $654/$0.86/SF
                                ===                     =======     =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SUNMARK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $45,850,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                         Milton Bilak and Sara V. Dumont
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.560%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $45,850,000
CUT-OFF DATE BALANCE/SF                                                     $165
CUT-OFF DATE LTV                                                           76.4%
MATURITY DATE LTV                                                          73.4%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                        [PHOTO OF SUNMARK PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Henderson, NV
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                278,505
OCCUPANCY AS OF OCTOBER 20, 2005                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $60,000,000
PROPERTY MANAGEMENT                                                 Dolmar, Inc.
UW ECONOMIC OCCUPANCY                                                      96.5%
UW REVENUES                                                           $4,701,286
UW TOTAL EXPENSES                                                       $765,123
UW NET OPERATING INCOME (NOI)                                         $3,936,163
UW NET CASH FLOW (NCF)                                                $3,797,418
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SUNMARK PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                    % OF NET
                                      RATINGS*       NET RENTABLE   RENTABLE   ACTUAL RENT
TENANT                           MOODY'S/S&P/FITCH     AREA (SF)      AREA         PSF
------------------------------   -----------------   ------------   --------   -----------

ANCHOR TENANTS
   Best Buy ..................       NR/BBB/BBB          46,349       16.6%       $ 6.82
   Irene Schrefsler/Corporate
      Finance Store ..........        NR/NR/NR           42,000       15.1        $12.25
   Sports Chalet .............        NR/NR/NR           42,000       15.1        $13.75
   Ashley Furniture ..........        NR/NR/NR           35,000       12.6        $18.00
   DSW Shoes .................        NR/NR/NR           30,569       11.0        $13.50
   Bed Bath & Beyond .........       NR/BBB/NR           30,000       10.8        $12.25
                                                        -------      -----
   TOTAL ANCHOR TENANTS ......                          225,918       81.1%       $12.47
MAJOR TENANTS
   Petco .....................        NR/BB/NR           12,609        4.5%       $16.63
   David's Bridal ............     Baa1/BBB/BBB+         12,250        4.4        $15.00
   Nevada Furniture ..........        NR/NR/NR            3,800        1.4        $28.61
   Designer Tile .............        NR/NR/NR            3,444        1.2        $19.60
   Massage Envy ..............        NR/NR/NR            3,444        1.2        $26.40
                                                        -------      -----
   TOTAL MAJOR TENANTS .......                           35,547       12.8%       $18.58
NON-MAJOR TENANTS ............                           17,040        6.1        $40.17
                                                        -------      -----
OCCUPIED TOTAL ...............                          278,505      100.0%       $14.95
VACANT SPACE .................                                0        0.0
                                                        -------      -----
TOTAL ........................                          278,505      100.0%
                                                        =======      =====

                                                   % OF      DATE OF LEASE
TENANT                           ACTUAL RENT   ACTUAL RENT    EXPIRATION
------------------------------   -----------   -----------   -------------

ANCHOR TENANTS
   Best Buy ..................    $  316,100        7.6%      January 2022
   Irene Schrefsler/Corporate
      Finance Store ..........       514,500       12.4       January 2012
   Sports Chalet .............       577,500       13.9       January 2012
   Ashley Furniture ..........       630,000       15.1      December 2011
   DSW Shoes .................       412,682        9.9       January 2013
   Bed Bath & Beyond .........       367,500        8.8       January 2012
                                  ----------      -----
   TOTAL ANCHOR TENANTS ......    $2,818,282       67.7%
MAJOR TENANTS
   Petco .....................    $  209,688        5.0%        April 2012
   David's Bridal ............       183,750        4.4      November 2011
   Nevada Furniture ..........       108,718        2.6           May 2012
   Designer Tile .............        67,502        1.6        August 2007
   Massage Envy ..............        90,922        2.2      November 2009
                                  ----------      -----
   TOTAL MAJOR TENANTS .......    $  660,580       15.9%
NON-MAJOR TENANTS ............       684,538       16.4
                                  ----------      -----
OCCUPIED TOTAL ...............    $4,163,399      100.0%
VACANT SPACE .................

TOTAL ........................

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                            WA BASE                              CUMULATIVE                    CUMULATIVE
             # OF LEASES    RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF     % OF ACTUAL     % OF ACTUAL
   YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING*      ROLLING*    RENT ROLLING*   RENT ROLLING*
----------   -----------   --------   --------   -------------   ----------   -------------   -------------

   2006           0         $ 0.00           0        0.0%           0.0%          0.0%             0.0%
   2007           5         $25.75      10,244        3.7%           3.7%          6.3%             6.3%
   2008           2         $29.93       3,500        1.3%           4.9%          2.5%             8.9%
   2009           2         $26.68       6,444        2.3%           7.2%          4.1%            13.0%
   2010           0         $ 0.00           0        0.0%           7.2%          0.0%            13.0%
   2011           2         $17.22      47,250       17.0%          24.2%         19.5%            32.5%
   2012           6         $13.88     132,649       47.6%          71.8%         44.2%            76.7%
   2013           2         $14.25      32,069       11.5%          83.4%         11.0%            87.7%
   2014           0         $ 0.00           0        0.0%          83.4%          0.0%            87.7%
   2015           0         $ 0.00           0        0.0%          83.4%          0.0%            87.7%
   2016           0         $ 0.00           0        0.0%          83.4%          0.0%            87.7%
Thereafter        2         $11.03      46,349       16.6%         100.0%         12.3%           100.0%
  Vacant          0           NA             0        0.0%         100.0%          0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TOWNMALL OF WESTMINSTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $45,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                     Daniel P. Friedman, David Schonberger & Anne Zahner
TYPE OF SECURITY                                                             Fee
RELEASE(1)                                                                   Yes
MORTGAGE RATE                                                             5.570%
MATURITY DATE                                                  December 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          117 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   MULTI-PURPOSE(2)                               $4,000,000
   TI/LC(3)                                       $1,000,000

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT(4)                                  Springing
   TI/LC(5)                                        Springing
   OTHER(6)                                        Springing

ADDITIONAL FINANCING(7)                                                     None

CUT-OFF DATE BALANCE                                                 $45,000,000
CUT-OFF DATE BALANCE/SF                                                     $101
CUT-OFF DATE LTV                                                           79.5%
MATURITY DATE LTV                                                          71.2%
UW DSCR ON NCF                                                             1.32x
--------------------------------------------------------------------------------

                   [PHOTO OF TOWNMALL OF WESTMINSTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Westminster, MD
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                444,110
OCCUPANCY AS OF NOVEMBER 29, 2005                                          89.7%
YEAR BUILT / YEAR RENOVATED                                            1987 / NA
APPRAISED VALUE                                                      $56,600,000
PROPERTY MANAGEMENT                            Jones Lang LaSalle Americas, Inc.
UW ECONOMIC OCCUPANCY                                                      90.5%
UW REVENUES                                                           $7,749,253
UW TOTAL EXPENSES                                                     $3,612,622
UW NET OPERATING INCOME (NOI)                                         $4,136,631
UW NET CASH FLOW (NCF)                                                $4,067,824
--------------------------------------------------------------------------------

(1)  Release allowed of an unimproved parcel equal to approximately 2.9 acres of excess land (not used in underwriting) without the payment of a release price, subject to standard REMIC requirements and the payment of all lender cost and expenses incurred in connection with such release.

(2)  Multi-Purpose Reserve funds shall be used to pay reasonable costs and expenses in performing on-going replacements, tenant improvements and leasing commissions.

(3)  Funds may not be released until the amount remaining in the Multi-Purpose
     Reserve equals or is less than $100,000 ("Trigger Event").

(4)  Upon the occurrence of the Trigger Event, monthly payments of $5,551.38 shall commence and continue until capped at $133,233. If the balance is drawn down from the $133,233 cap, monthly payments will commence until the balance once again reaches the cap. The cap amount shall not apply in the event that lender's annual inspection report shows significant deferred maintenance and lender determines that such cap amount is no longer appropriate.

(5)  In the event that funds in the initial TI/LC Reserve are equal to or less than $350,000, monthly deposits of $18,504.58 shall commence and continue until capped at $650,000.

     In addition, if Belk does not exercise its option to extend its lease for a term of at least five (5) years on or before March 3, 2006, then an additional one time deposit of $228,487 shall be made into the TI/LC
     Reserve to be used to fund certain landlord obligations for tenant improvements and leasing commission costs.

(6)  In the event that Sears exercises its option to construct a one (1) level addition upon the Sears premises pursuant to its lease, borrower must deliver to lender an amount equal to the expansion allowance ($1,000,000, subject to CPI increase) under the Sears lease: (i) in immediately available funds; (ii) provided sufficient funds are available in the
     Multi-Purpose Reserve, transfer such amount into the Sears Reserve; or
     (iii) a monthly sweep of excess cash flow shall be instituted until the total amount collected shall equal the expansion allowance. 50% of funds from the Sears Reserve shall be disbursed upon satisfactory evidence that the expansion space is "under roof" and the remaining portion shall be disbursed upon, among other things, the delivery of a clean estoppel certificate from Sears stating that they are in occupancy and open for business in the expansion space.

(7)  Future mezzainine debt permitted up to $2,250,000, subject to a maximum combined LTV of 85.0% and minimum combined DSCR of 1.20x.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             TOWNMALL OF WESTMINSTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF TOTAL
                                      RATINGS*      NET RENTABLE  COLLATERAL  BASE RENT  ANNUAL BASE     % OF         LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)       SF         PSF         RENT     TOTAL RENT    EXPIRATION
------------------------------   -----------------  ------------  ----------  ---------  -----------  ----------  -------------

ANCHOR TENANTS -- ANCHOR OWNED
   Boscovs ...................        NR/NR/NR         183,684                ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                       -------    -------------------------------------------------------------
   TOTAL ANCHOR OWNED ........                         183,684
ANCHOR TENANTS -- COLLATERAL
   Sears .....................       Ba1/BB+/BB         70,060       15.8%      $ 2.78    $  195,000      4.5%       March 2013
   Belk ......................        NR/NR/NR          65,282       14.7       $ 3.50       228,487      5.3        March 2007
   Steve & Barry's ...........        NR/NR/NR          59,176       13.3       $ 6.25       369,850      8.6      January 2011
                                                       -------      -----                 ----------    -----
   TOTAL ANCHOR TENANTS ......                         194,518       43.8%      $ 4.08    $  793,337     18.4%
MAJOR TENANTS
   Hoyt's Theaters ...........        NR/NR/NR          25,605        5.8%      $10.83    $  277,270      6.4%     January 2008
   Gold's Gym ................        NR/NR/NR          19,814        4.5       $10.00       198,140      4.6     December 2012
   FYE .......................        NR/NR/NR           8,500        1.9       $15.71       133,535      3.1      January 2008
   Timeout Sports Grille .....        NR/NR/NR           8,101        1.8       $12.00        97,212      2.3      January 2015
   Deb Shop ..................        NR/NR/NR           8,033        1.8       $14.00       112,462      2.6      January 2014
                                                       -------      -----                 ----------    -----
   TOTAL MAJOR TENANTS .......                          70,053       15.8%      $11.69    $  818,619     19.0%
NON-MAJOR TENANTS ............                         133,822       30.1       $20.14     2,695,825     62.6
                                                       -------      -----                 ----------    -----
OCCUPIED COLLATERAL TOTAL ....                         398,393       89.7%      $10.81    $4,307,781    100.0%
VACANT SPACE .................                          45,717       10.3
                                                       -------      -----
COLLATERAL TOTAL .............                         444,110      100.0%
                                                       -------      =====
PROPERTY TOTAL ...............                         627,794
                                                       =======

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

               # OF
              LEASES    WA BASE RENT/   TOTAL SF    % OF TOTAL     CUMULATIVE %     % OF ACTUAL          CUMULATIVE %
   YEAR      EXPIRING    SF EXPIRING    EXPIRING   SF EXPIRING*   OF SF ROLLING*   RENT ROLLING*   OF ACTUAL RENT ROLLING*
----------   --------   -------------   --------   ------------   --------------   -------------   -----------------------

   2006         11          $20.19       27,043         6.1%            6.1%           12.7%                 12.7%
   2007          5          $ 5.18       71,360        16.1%           22.2%            8.6%                 21.3%
   2008          9          $15.32       51,326        11.6%           33.7%           18.2%                 39.5%
   2009          6          $26.20       11,095         2.5%           36.2%            6.7%                 46.2%
   2010          1          $14.89        2,160         0.5%           36.7%            0.7%                 47.0%
   2011          3          $ 7.43       65,179        14.7%           51.4%           11.2%                 58.2%
   2012          8          $13.03       46,363        10.4%           61.8%           14.0%                 72.3%
   2013          3          $ 3.85       73,616        16.6%           78.4%            6.6%                 78.8%
   2014         10          $21.13       23,963         5.4%           83.8%           11.8%                 90.6%
   2015          6          $16.37       19,835         4.5%           88.3%            7.5%                 98.1%
   2016          1          $ 8.86        4,153         0.9%           89.2%            0.9%                 99.0%
Thereafter       1          $19.17        2,300         0.5%           89.7%            1.0%                100.0%
  Vacant         0            NA         45,717        10.3%          100.0%            0.0%                100.0%

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PARKWAY CORPORATE PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $44,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.690%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   TI/LC                                            $286,775

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                         Yes
   REPLACEMENT                                        $3,346
   TI/LC(2)                                          $23,898

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $44,500,000
CUT-OFF DATE BALANCE/SF                                                     $155
CUT-OFF DATE LTV                                                           66.0%
MATURITY DATE LTV                                                          59.3%
UW DSCR ON NCF                                                             1.31x
--------------------------------------------------------------------------------

(1)  Lockbox is required upon the occurrence of an event of default or if the debt service coverage ratio is less than 1.15x.

(2)  Capped at $1,400,000.

                   [PHOTO OF PARKWAY CORPORATE PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Roseville, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                286,775
OCCUPANCY AS OF NOVEMBER 30, 2005                                          99.2%
YEAR BUILT / YEAR RENOVATED                                            2000 / NA
APPRAISED VALUE                                                      $67,400,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                      89.0%
UW REVENUES                                                           $6,349,811
UW TOTAL EXPENSES                                                     $1,924,109
UW NET OPERATING INCOME (NOI)                                         $4,425,701
UW NET CASH FLOW (NCF)                                                $4,060,590
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PARKWAY CORPORATE PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET  ACTUAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE   RENT                    % OF        DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA      PSF   ACTUAL RENT  ACTUAL RENT      EXPIRATION
------------------------------   -----------------  ------------  --------  ------  -----------  -----------  ------------------

MAJOR TENANTS
   Kaiser Health Fund ........         NR/NR/A          76,520      26.7%   $20.45   $1,565,119      25.6%    Multiple Spaces(2)
   Wachovia ..................       Aa3/A+/AA-         67,487      23.5    $23.10    1,558,950      25.5             April 2007
   Earthlink .................        NR/NR/NR          39,065      13.6    $16.92      660,980      10.8              July 2008
   CA Dept of Social
      Services ...............        NR/NR/NR          26,000       9.1    $24.89      647,140      10.6          February 2011
   Radiological Association ..        NR/NR/NR          22,400       7.8    $18.24      408,576       6.7         September 2012
                                                       -------     -----             ----------     -----
   TOTAL MAJOR TENANTS .......                         231,472      80.7%   $20.91   $4,840,764      79.2%
NON-MAJOR TENANTS ............                          53,122      18.5    $23.98    1,273,831      20.8
                                                       -------     -----             ----------     -----
OCCUPIED TOTAL ...............                         284,594      99.2%   $21.49   $6,114,595     100.0%
VACANT SPACE .................                           2,181       0.8
                                                       -------     -----
TOTAL ........................                         286,775     100.0%
                                                       =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 42,405 square feet expire in June 2008 and approximately 34,115 square feet expire in July 2011.

                            LEASE EXPIRATION SCHEDULE

               # OF
              LEASES    WA BASE RENT/   TOTAL SF    % OF TOTAL     CUMULATIVE %     % OF ACTUAL         CUMULATIVE %
   YEAR      EXPIRING    SF EXPIRING    EXPIRING   SF EXPIRING*   OF SF ROLLING*   RENT ROLLING*   OF ACTUAL RENT ROLLING*
----------   --------   -------------   --------   ------------   --------------   -------------   -----------------------

   2006         1           $23.40        14,879        5.2%            5.2%            5.7%                  5.7%
   2007         3           $23.93        74,487       26.0%           31.2%           29.2%                 34.8%
   2008         6           $20.61       100,182       34.9%           66.1%           33.8%                 68.6%
   2009         1           $25.20         5,045        1.8%           67.9%            2.1%                 70.7%
   2010         0           $ 0.00             0        0.0%           67.9%            0.0%                 70.7%
   2011         2           $20.70        60,115       21.0%           88.8%           20.3%                 91.0%
   2012         2           $18.33        29,886       10.4%           99.2%            9.0%                100.0%
   2013         0           $ 0.00             0        0.0%           99.2%            0.0%                100.0%
   2014         0           $ 0.00             0        0.0%           99.2%            0.0%                100.0%
   2015         0           $ 0.00             0        0.0%           99.2%            0.0%                100.0%
   2016         0           $ 0.00             0        0.0%           99.2%            0.0%                100.0%
Thereafter      0           $ 0.00             0        0.0%           99.2%            0.0%                100.0%
  Vacant        0             NA           2,181        0.8%          100.0%            0.0%                100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                RANCHERO VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                 $43,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                             Ranchero Village Co-Op, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.710%
MATURITY DATE                                                  February 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION(1)                                        120 / 360
REMAINING TERM / AMORTIZATION(1)                                       119 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                         Yes
   RENT SUBSIDY(2)                                $1,500,000

ONGOING MONTHLY RESERVES TAX/INSURANCE                   Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $43,000,000
CUT-OFF DATE BALANCE/PAD                                                 $45,455
CUT-OFF DATE LTV                                                           71.7%
MATURITY DATE LTV                                                          63.1%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

(1)  Proceeds equal to the loan amount per pad ($45,500) from subsequent shareholder sales will be escrowed in an interest bearing account with 50%
     of the escrowed proceeds applied to reduce principal with no penalty with the remaining funds held in escrow and used for capital improvements or impound subsidy. Said pay down of principal will be allowed once annually on February 11th, beginning February 11, 2007. Principal reduction of more than 10% of the loan or a full pay-off of the loan will be subject to yield maintenance.

(2)  A rent subsidy escrow was established at origination from sales proceeds which will be used to pay $60 per month of the $80 for any existing tenants for a period of three years after closing.

                       [PHOTO OF RANCHERO VILLAGE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Largo, FL
PROPERTY TYPE                                                   Mobile Home Park
SIZE (PADS)                                                                  946
AVERAGE RENT/PAD                                                            $502
OCCUPANCY AS OF JANUARY 5, 2006                                            99.9%
YEAR BUILT / YEAR RENOVATED                                          1974 / 1984
APPRAISED VALUE                                                      $60,000,000
PROPERTY MANAGEMENT                                             Newby Management
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $5,693,076
UW TOTAL EXPENSES                                                     $2,017,568
UW NET OPERATING INCOME (NOI)                                         $3,675,508
UW NET CASH FLOW (NCF)                                                $3,628,208
--------------------------------------------------------------------------------

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MARRIOTT RENAISSANCE -- PHILADELPHIA, PA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $39,909,484
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.720%
MATURITY DATE                                                   January 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 358
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes
   ENGINEERING                                       $125,431

ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT*                                       $47,716
   SEASONALITY RESERVE                                 $3,291

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $39,909,484
CUT-OFF DATE BALANCE/ROOM                                               $114,354
CUT-OFF DATE LTV                                                           65.4%
MATURITY DATE LTV                                                          55.1%
UW DSCR ON NCF                                                             1.52x
--------------------------------------------------------------------------------

*    $47,716 to be escrowed monthly until the end of the first loan year, with
     4% of monthly revenues escrowed thereafter.

           [PHOTO OF MARRIOTT RENAISSANCE - PHILADELPHIA, PA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Philadelphia, PA
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 349
OCCUPANCY AS OF SEPTEMBER 30, 2005*                                        78.2%
YEAR BUILT / YEAR RENOVATED                                            1991 / NA
APPRAISED VALUE                                                      $61,000,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      78.0%
UW REVENUES                                                          $14,314,736
UW TOTAL EXPENSES                                                     $9,354,153
UW NET OPERATING INCOME (NOI)                                         $4,960,582
UW NET CASH FLOW (NCF)                                                $4,244,846
--------------------------------------------------------------------------------

*    Based on the trailing 9-month period ending September 30, 2005.

NOTES:

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       109

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    MARRIOTT RENAISSANCE -- PHILADELPHIA, PA
--------------------------------------------------------------------------------

                                    UNIT MIX

GUESTROOM MIX                                                       NO. OF ROOMS
-------------                                                       ------------
King ............................................................            210
Double ..........................................................             72
Suites ..........................................................             67
                                                                             ---
   TOTAL ........................................................            349
                                                                             ===

MEETING/BALLROOM SPACE                                               SQUARE FEET
----------------------                                              ------------
Meeting Space ...................................................          5,400
Ballroom ........................................................          6,600
                                                                          ------
   TOTAL ........................................................         12,000
                                                                          ======

FOOD AND BEVERAGE                                                    SQUARE FEET
-----------------                                                   ------------
Restaurant ......................................................          3,600
                                                                           -----
   TOTAL ........................................................          3,600
                                                                           =====

OTHER AMENITIES
---------------
Business Center
Indoor Swimming Pool
Health Club

                               FINANCIAL SCHEDULE

Year .......................................................         2004 - 2005
Latest Period ..............................................   T12 Ending 9/2005
Occupancy ..................................................               77.0%
ADR ........................................................              $93.95
REVPAR .....................................................              $72.34
UW Occupancy ...............................................               78.0%
UW ADR .....................................................              $99.13
UW REVPAR ..................................................              $77.32

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       110

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       111

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MOUNTAIN BAY PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $39,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     0.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                           SWIG Companies
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.390%
MATURITY DATE                                                  December 11, 2015
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          117 / 360
LOCKBOX*                                                               Springing

UP-FRONT RESERVES                                       None

ONGOING MONTHLY RESERVES
   TAX                                                   Yes
   INSURANCE                                       Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $39,500,000
CUT-OFF DATE BALANCE/SF                                                     $239
CUT-OFF DATE LTV                                                           60.3%
MATURITY DATE LTV                                                          57.8%
UW DSCR ON NCF                                                             1.37x
--------------------------------------------------------------------------------

*    Lockbox is required upon the occurrence of an event of default.

                      [PHOTO OF MOUNTAIN BAY PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                       Mountain View, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                165,390
OCCUPANCY AS OF NOVEMBER 30, 2005                                          99.6%
YEAR BUILT / YEAR RENOVATED                                          1970 / 2001
APPRAISED VALUE                                                      $65,500,000
PROPERTY MANAGEMENT                                       CB Richard Ellis, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $6,903,946
UW TOTAL EXPENSES                                                     $2,986,763
UW NET OPERATING INCOME (NOI)                                         $3,917,182
UW NET CASH FLOW (NCF)                                                $3,638,678
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       112

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MOUNTAIN BAY PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET
                                      RATINGS*      NET RENTABLE  RENTABLE  ACTUAL RENT                   % OF      DATE OF LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF      ACTUAL RENT  ACTUAL RENT    EXPIRATION
------------------------------   -----------------  ------------  --------  -----------  -----------  -----------  --------------

MAJOR TENANTS
   Fenwick & West LLP ........        NR/NR/NR          47,194      28.5%      $39.21     $1,850,477      30.2%       August 2017
   Thoits Insurance
      Services, Inc. .........        NR/NR/NR          16,250       9.8       $52.19        848,076      13.8       October 2009
   Pittiglio Rabin Todd &
      McGrath ................        NR/NR/NR          12,479       7.5       $33.53        418,400       6.8       January 2014
   Hawley Peterson & Snyder ..        NR/NR/NR          10,122       6.1       $35.23        356,598       5.8        August 2016
   RedHat ....................        NR/B/NR           10,120       6.1       $39.34        398,102       6.5     September 2009
                                                       -------     -----                  ----------     -----
      TOTAL MAJOR TENANTS ....                          96,165      58.1%      $40.26     $3,871,653      63.1%
NON-MAJOR TENANTS ............                          68,508      41.4       $33.06      2,265,113      36.9
                                                       -------     -----                  ----------     -----
OCCUPIED TOTAL ...............                         164,673      99.6%      $37.27     $6,136,766     100.0%
VACANT SPACE .................                             717       0.4
                                                       -------     -----
TOTAL ........................                         165,390     100.0%
                                                       =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF   CUMULATIVE %    % OF ACTUAL      CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*    OF SF ROLLING*  RENT ROLLING*  ACTUAL RENT ROLLING*
----------  -----------  ---------------  --------  -------------  --------------  -------------  --------------------

   2006           8           $32.28        7,604        4.6%            4.6%           4.0%               4.0%
   2007          14           $35.30       30,026       18.2%           22.8%          17.3%              21.3%
   2008           3           $34.28        8,571        5.2%           27.9%           4.8%              26.1%
   2009           5           $44.76       31,172       18.8%           46.8%          22.7%              48.8%
   2010           9           $29.40       17,505       10.6%           57.4%           8.4%              57.2%
   2011           0           $ 0.00            0        0.0%           57.4%           0.0%              57.2%
   2012           0           $ 0.00            0        0.0%           57.4%           0.0%              57.2%
   2013           0           $ 0.00            0        0.0%           57.4%           0.0%              57.2%
   2014           2           $33.53       12,479        7.5%           64.9%           6.8%              64.0%
   2015           0           $ 0.00            0        0.0%           64.9%           0.0%              64.0%
   2016           1           $35.23       10,122        6.1%           71.0%           5.8%              69.8%
Thereafter        2           $46.82       47,194       28.5%           99.6%          30.2%             100.0%
  Vacant          0            N/A            717        0.4%          100.0%           0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       113

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the GSA Offices Pool Loan.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                                                                    % OF    WEIGHTED
                                 # OF LOANS/                         AGGREGATE    CUT-OFF    AVERAGE    WEIGHTED      WEIGHTED
                                  MORTGAGED                           CUT-OFF    DATE POOL   CUT-OFF   AVERAGE UW     AVERAGE
SPONSOR                           PROPERTIES      LOAN NUMBERS     DATE BALANCE   BALANCE   DATE LTV  DSCR ON NCF  MORTGAGE RATE
------------------------------   -----------  -------------------  ------------  ---------  --------  -----------  -------------

David W. Lichenstein .........       2/13             1,11         $369,214,970     8.7%      80.0%      1.25x         5.520%
Joseph Moinian ...............        1/1              2           $250,000,000     5.9%      71.4%      1.32x         5.680%
Columbia Sussex Corporation ..        7/7     9,19,23,26,30,50,51  $229,976,956     5.4%      68.5%      1.51x         5.703%
Meyer Chetrit, Charles Dayan
   and Yair Levy .............        1/1              3           $205,000,000     4.8%      73.2%      1.16x         5.811%
Triple Net Properties ........        6/6      8,13,17,32,58,107   $202,425,000     4.8%      71.0%      1.25x         5.580%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Fifteen (15)
     groups of Mortgage Loans, representing approximately 6.3% of the Cut-Off
     Date Pool Balance, are cross-collateralized and/or cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool.
     The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and/or
     cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       114

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C23
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    SUBORDINATE FINANCING.

                         EXISTING SUBORDINATE FINANCING

                                                                                                        % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                                  # OF LOANS         LOAN NUMBERS            POOL BALANCE
-------------------------------------------------------------   ----------   ------------------------   -----------------

Secured by Mortgaged Property ...............................        1                  13                     1.1%
Unsecured Debt ..............................................        4          114, 257, 264, 279             0.4%
Mezzanine Debt Secured by Ownership Interests in Borrower ...        7       3, 4, 10, 21, 47, 57, 84         12.0%
Existing Mezzanine and Existing Unsecured ...................        1                  37                     0.5%

                          FUTURE SUBORDINATE FINANCING

                                                                                                                     % OF CUT-OFF
                                                                                                                       DATE POOL
FUTURE SUBORDINATE FINANCING                                    # OF LOANS                LOAN NUMBERS                  BALANCE
-------------------------------------------------------------   ----------   -------------------------------------   ------------

Secured by Mortgaged Property ...............................        3                    75, 133, 159                    0.6%
Unsecured and Secured by Ownership Interests in Borrower ....        3                    86, 161, 198                    0.5%
Secured by Mortgaged Property and Secured by Ownership
   Interests in Borrower ....................................        2                      65, 142                       0.5%
                                                                             1, 5, 11, 12, 16, 21, 22, 25, 35, 40,
                                                                             42, 43, 55, 57, 72, 83, 84, 90, 95,
                                                                             112, 120, 124, 135, 138, 144, 165,
Mezzanine Debt Secured by Ownership Interests in Borrower ...       32            181, 188, 199, 259, 267, 283           22.5%
Secured by Mortgaged Property or Secured by Ownership
   Interests in Borrower ....................................        1                         13                         1.1%
                                                                              6, 7, 10, 27, 47, 56, 71, 104, 222,
Unsecured ...................................................       10                        300                         8.0%

     See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates
Additional Risks" in the Prospectus Supplement.

                                PARI PASSU LOANS

                                              CUT-OFF DATE   % OF CUT-OFF
                                                PRINCIPAL      DATE POOL     % OF PARI     CONTROLLING
                                LOAN NUMBER      BALANCE        BALANCE     PASSU DEBT     TRANSACTION
                               ------------   ------------   ------------   ----------   --------------

Prime Outlets Pool .........         1        $315,340,000       7.5%           50%      WBCMT 2005-C23
Hyatt Center ...............         4        $162,500,000       3.8%           50%      WBCMT 2005-C22

                           SUBORDINATE COMPANION LOANS

                                               CUT-OFF DATE   % OF CUT-OFF   CUT-OFF SUBORDINATE
                                                 PRINCIPAL      DATE POOL         COMPANION
                                 LOAN NUMBER      BALANCE        BALANCE         LOAN BALANCE      PRIMARY SERVICER
                                 -----------   ------------   ------------   -------------------   ----------------

620 Avenue of the Americas ...          3      $205,000,000       4.8%           $30,000,000         Wachovia Bank
Hohokam Towers ...............         22      $ 35,000,000       0.8%           $ 5,000,000         Wachovia Bank
DEA/ATF Building .............         87      $ 11,280,000       0.3%           $ 1,300,302         Wachovia Bank
SSA -- Austin, TX ............        168      $  5,390,700       0.1%           $   767,645         Wachovia Bank

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Banc of America Securities
LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and J.P. Morgan
Securities Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-127668) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

BANC OF AMERICA SECURITIES LLC   DEUTSCHE BANK SECURITIES   GOLDMAN, SACHS & CO.
                                    JPMORGAN

                                       115